Securities Act of 1933 File No. 333-20637
                                Investment Company Act of 1940 File No. 811-8035

           As filed with the Securities and Exchange Commission on July 29, 2005

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /X/

                  Pre-Effective Amendment No.                                /_/
                                                  ----

                  Post-Effective Amendment No.     20                        /X/
                                                  ----

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/

                  Amendment No.      23                                      /X/
                                    ----

                        (Check appropriate box or boxes)


                              AFBA 5STAR FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 243-9865
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                         MR. JOHN A. JOHNSON, PRESIDENT
            C/O PFPC INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406
            --------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                             MICHAEL P. O'HARE, ESQ.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

         / X/   immediately upon filing pursuant to paragraph (b) of Rule 485
         ---

         /  /   on (date) pursuant to paragraph (b) of Rule 485
         ---

         /  /   60 days after filing pursuant to paragraph (a)(1) of Rule 485
         ---

         /  /   on  ________ pursuant to paragraph (a)(1) of Rule 485
         ---

         /_/    75 days after filing pursuant to paragraph (a)(2) of Rule 485

         /_/    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         /_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         Prospectus dated July 31, 2005


                              AFBA 5STAR FUND, INC.


                                 ADVISORY SERIES



                                 Class A Shares
                                 Class B Shares
                                 Class C Shares



Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense

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PROSPECTUS DATED JULY 31, 2005


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISER:
                           KORNITZER CAPITAL MANAGEMENT, INC.

                           DISTRIBUTOR:
                           PFPC DISTRIBUTORS, INC.

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Table of Contents

                                                                       Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies                 2
Principal Risk Factors................................................... 6
Past Performance......................................................... 8
Fees and Expenses....................................................... 16
Portfolio Holdings...................................................... 25
Manager and Sub-Adviser................................................. 25
Financial Highlights.................................................... 29
INFORMATION ABOUT INVESTING
Selecting the Correct Class of Shares................................... 37
How to Purchase Shares.................................................. 42
How to Redeem Shares.................................................... 43
Shareholder Services.................................................... 44
How Share Price is Determined........................................... 44
Distributions and Taxes................................................. 45
Additional Policies About Transactions.................................. 47
Distribution and Service Arrangements................................... 51
Conducting Business with AFBA 5Star Fund................................ 53

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                              The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:

                              o AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

                              o AFBA 5STAR HIGH YIELD FUND - seeks high current income with capital growth as a secondary objective. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.

                              o AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies, most of which are listed on the New York Stock Exchange. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

                              o AFBA 5STAR MID CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase. The Fund's sub-adviser generally expects the average weighted market capitalization to be in the $3 billion to $5 billion range.

                              o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.


                              [Begin Callout] MARKET CAPITALIZATION: How much a company is considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]

                              o AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase.

                              o AFBA 5STAR USA GLOBAL FUND - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries.

                              Each Fund's principal investment strategies are described below:

                              o AFBA 5STAR BALANCED FUND - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Under normal circumstances, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in debt securities. Many of the Fund's common stock investments are expected to pay dividends.


                              o AFBA 5STAR HIGH YIELD FUND - uses extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

                              o AFBA 5STAR LARGE CAP FUND - invests in large cap companies that meet specific cash flow criteria and/or are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. The cash flow criteria used by the sub-adviser focuses on consistency and predictability of cash generation. Separately, long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

                              o AFBA 5STAR MID CAP FUND - identifies long-term trends with the aim of investing in mid cap companies that the sub-adviser believes should have favorable operating environments during the three to five years after purchase. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets in the technology sector.

                              o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above average earnings based on intensive fundamental research, as well as companies with long-term growth potential. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

                              o Electronics, including hardware, software and
                                components;
                              o Communications;
                              o E-commerce;
                              o Information;
                              o Media;
                              o Life sciences and healthcare;
                                Environmental services;
                              o Chemicals and synthetic materials; and
                              o Defense and aerospace.

                              o AFBA 5STAR SMALL CAP FUND - targets a mix of "value" and "growth" small cap companies. Generally, value stocks typically include stocks of companies that are priced at relatively low ratios of price-to-earnings or price-to-book value, and they also focus on companies believed to be coming out of industry downturns. Growth stocks usually sell at high ratios of price-to-earnings or price-to-book value but have high earnings growth rates. The sub-adviser identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

                              o AFBA 5STAR USA GLOBAL FUND - identifies companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on:
                              1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.;
                              3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.


                              Each Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reinvest assets in more promising investment opportunities.

                              TEMPORARY INVESTMENTS-The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

                              INVESTMENT OBJECTIVE POLICY CHANGES - The investment objectives and policies described above indicate how the Funds are managed. The objectives and policies of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds are fundamental, which means they may only be changed if both the Board of Directors and shareholders approve the change. The objectives and policies of the AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may be changed by the Board without shareholder approval. With respect to a Fund's policy of investing, where under normal circumstances, at least 80% of its net assets are invested in the types of securities suggested by the Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

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                              [Begin Callout] DIVERSIFICATION: A technique to
                              reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]


PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

                              MARKET RISKS - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.


                              A Fund's success depends largely on the
                              sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."

                              DEBT RISKS - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

                              HIGH YIELD RISKS - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (so-called "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                              INTERNATIONAL RISKS - International investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the United States and denominated in U.S. dollars. While this eliminates direct foreign investment, the companies the Fund invests in will experience these risks in their day-to-day business dealings. These risks are inherently passed on to the company's shareholders and in turn, to the Fund's shareholders.


                              LARGE CAP COMPANY RISKS - The AFBA 5Star Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.

                              MID CAP COMPANY RISKS - The AFBA 5Star Mid Cap Fund invests primarily in mid cap COMPANIES. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.


                              SMALL CAP COMPANY RISKS - The AFBA 5Star Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser tries to minimize this risk by investing in stocks that are readily bought and sold.

                              SECTOR RISKS - Since the AFBA 5Star Science & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may, to the extent they focus on technology related industries, be more volatile than a fund that does not invest significantly in technology related industries.

                              MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS
                              - The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in mortgage- backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.

                              MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS - The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

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PAST PERFORMANCE
--------------------------------------------------------------------------------

                              The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class A Shares of each Fund for each full calendar year since inception of the Fund. For periods prior to the inception date of Class A Shares, the total return information is based on the historical performance of each Fund's original class of shares (Class I Shares) since commencement of operations. The tables show Class A, Class B, and Class C Shares average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.

                              After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares; after-tax returns for Class B and Class C Shares will vary. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

                              Different classes of shares of the same Fund will generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Annual returns of the Class A, B and C Shares will differ from each other to the extent that the classes have different expenses (including Rule 12b-1 and shareholder service fees) or sales charges. The returns shown in the bar charts do not reflect any sales charges. If sales charges were reflected, returns would be less than those shown.

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AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*

        1998                       (0.50%)
        1999                        6.38%
        2000                       11.57%
        2001                        2.46%
        2002                      (14.63%)
        2003                       26 08%
        2004                       13.77%

Year-to-Date Return as of June 30, 2005 = 1.41%
Best Quarter: Quarter Ended June 30, 2003 = 13.35%
Worst Quarter: Quarter Ended September 30, 2001 = (13.34%)


* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                               1 YEAR           5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Balanced Fund

   Class A return before taxes(1).............................................  7.49%             5.75%              5.79%(2)
   Class A return after taxes on distributions(1).............................  6.33%             4.67%              4.55%(2)
   Class A return after taxes on distributions and sale of shares(1)..........  4.83%             4.27%              4.21%(2)
   Class B return before taxes................................................  8.14%              N/A              10.34%(3)
   Class C return before taxes................................................ 11.88%              N/A              10.85%(3)

-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(4)........... 10.88%           (2.30%)              6.39%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or
taxes)(5)......................................................................  8.99%            2.95%               6.57%

---------------

 1. FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.

 2.  INCEPTION DATE OF THE FUND= JUNE 3, 1997.

 3.  INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

 4. THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS THAT IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(5) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF THE FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*



        1998                      (6.08%)
        1999                       2.05%
        2000                       8.18%
        2001                       9.96%
        2002                       2.15%
        2003                      20.00%
        2004                       8.14%

Year-to-Date Return as of June 30, 2005 = (1.30%)
Best Quarter: Quarter Ended June 30, 2003 = 8.53%
Worst Quarter: Quarter Ended September 30, 1998 = (6.36%)


*For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                               1 YEAR           5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star High Yield Fund

   Class A return before taxes(1)............................................. 4.05%             8.70%              5.96%(2)
   Class A return after taxes on distributions(1)............................. 2.95%             6.34%              3.57%(2)
   Class A return after taxes on distributions and sale of shares(1).......... 2.69%             5.98%              3.55%(2)
   Class B return before taxes................................................ 3.32%              N/A               8.76%(3)
   Class C return before taxes................................................ 6.34%              N/A               9.26%(3)

-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,
expenses or taxes)(4)........................................................ 10.76%             7.31%              6.58%

Lipper High Yield Fund Index (reflects no deduction for fees, expenses
or taxes)(5)................................................................. 10.34%             3.99%              4.39%

----------
1. FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.


2.   INCEPTION DATE OF THE FUND = JUNE 3, 1997.

3.   INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

4. THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

5. THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
     AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*


        1998                        6.16%
        1999                       13.17%
        2000                       20.35%
        2001                      (15.14%)
        2002                      (25.71%)
        2003                       29.74%
        2004                        7.50%

Year-to-Date Return as of June 30, 2005 = (3.72%)
Best Quarter: Quarter Ended June 30, 2003 = 19.98%
Worst Quarter: Quarter Ended June 30, 2002 = (20.09%)

* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                               1 YEAR           5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Large Cap Fund

   Class A return before taxes(1)............................................. 1.62%             0.00%              3.70%(2)
   Class A return after taxes on distributions(1)............................. 1.62%            (0.22%)             3.46%(2)
   Class A return after taxes on distributions and sale of shares(1).......... 1.05%            (0.10%)             3.08%(2)
   Class B return before taxes................................................ 1.98%              N/A               5.68%(3)
   Class C return before taxes................................................ 5.73%              N/A               6.28%(3)


-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(4).......... 10.88%           (2.30%)              6.39%

------------
1. FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.

2.   INCEPTION DATE OF THE FUND = JUNE 3, 1997.

3.   INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

4. THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        2003                       43.60%
        2004                       15.65%

Year-to-Date Return as of June 30, 2005 = 1.38%
Best Quarter: Quarter Ended June 30, 2003 = 22.97%
Worst Quarter: Quarter Ended September 30, 2002 = (18.80%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED TOTAL RETURN
                                                                               1 YEAR            SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Mid Cap Fund

  Class A return  before taxes................................................  9.31%                   9.16%
  Class A return after taxes on distributions.................................  9.05%                   9.06%
  Class A return after taxes on distributions and sale of shares..............  6.19%                   7.83%
  Class B return before taxes................................................. 10.05%                   9.61%
  Class C return before taxes................................................. 13.80%                  10.64%

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or
taxes)(2)..................................................................... 16.48%                   9.38%


-------------------------------------------------------------------------------------------------------------------------

------------
1.   INCEPTION DATE OF THE FUND = MAY 1, 2002.

2. THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE PERFORMANCE OF THE S&P 400 MID CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        2002                      (39.00%)
        2003                       63.07%
        2004                       11.55%

Year-to-Date Return as of June 30, 2005 = (4.37%)
Best Quarter: Quarter Ended June 30, 2003 = 29.08%
Worst Quarter: Quarter Ended June 30, 2002 = (31.05%)


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED TOTAL RETURN
                                                                               1 YEAR            SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------

AFBA 5Star Science & Technology Fund

   Class A return before taxes...............................................  5.42%                   5.73%
   Class A return after taxes on distributions...............................  5.39%                   5.73%
   Class A return after taxes on distributions and sale of shares............  3.56%                   4.92%
   Class B return before taxes...............................................  5.82%                   6.17%
   Class C return before taxes...............................................  9.66%                   6.80%


-------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)......... 10.88%                   5.06%

Lipper Science & Technology Fund Index (reflects no deduction for fees,
expenses or taxes)(3)........................................................  4.11%                   1.27%


------------
1.   INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

2. THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

3. THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        2002                      (26.45%)
        2003                       50.85%
        2004                       23.48%

Year-to-Date Return as of June 30, 2005 = (1.18%)
Best Quarter: Quarter Ended June 30, 2003 = 30.75%
Worst Quarter: Quarter Ended September 30, 2002 = (22.82%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED TOTAL RETURN
                                                                               1 YEAR            SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------------
AFBA 5Star Small Cap Fund

   Class A return before taxes................................................ 16.65%                  14.89%
   Class A return after taxes on distributions(,)............................. 16.64%                  14.87%
   Class A return after taxes on distributions and sale of shares ............ 10.84%                  12.92%
   Class B return before taxes ............................................... 17.81%                  15.57%
   Class C return before taxes ............................................... 21.56%                  16.08%


-------------------------------------------------------------------------------------------------------------------------
S&P 600 Small Cap Index (reflects no deduction for fees, expenses or

taxes)(2)..................................................................... 22.65%                  17.47%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3).................................................................. 16.98%                  12.28%


------------
1.   INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.

2. THE S&P 600 SMALL CAP INDEX-IS A MARKET VALUE WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

3. THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR-WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE PERFORMANCE OF THE LIPPER SMALL CAP FUND INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR*


        1998                        8.00%
        1999                       32.02%
        2000                        8.89%
        2001                      (10.53%)
        2002                      (27.23%)
        2003                       37.11%
        2004                        6.31%

Year-to-Date Return as of June 30, 2005 = (1.74%)
Best Quarter: Quarter Ended December 31, 1999 = 19.55%
Worst Quarter: Quarter Ended September 30, 2002 = (22.01%)

* For the periods prior to the September 24, 2001 inception date of Class A Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees. Sales charges applicable to Class A Shares are not reflected in the calculations of performance. If any applicable front-end sales charges had been included, the performance shown would have been lower.



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                ANNUALIZED TOTAL
                                                                                                                  RETURN SINCE
                                                                               1 YEAR           5 YEARS            INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
AFBA 5Star USA Global Fund

   Class A return before taxes(1)............................................. 0.46%            (0.48%)             4.86%(2)
   Class A return after taxes on distributions(1)............................. 0.40%            (0.67%)             4.67%(2)
   Class A return after taxes on distributions and sale of shares(1).......... 0.30%            (0.47%)             4.14%(2)
   Class B return before taxes................................................ 0.88%              N/A               7.05%(3)
   Class C return before taxes................................................ 4.55%              N/A               7.64%(3)


-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(4).......... 0.88%            (2.30%)             6.39%


------------

1. FOR PERIODS PRIOR TO THE INCEPTION DATE OF CLASS A SHARES, WHICH WAS SEPTEMBER 24, 2001, THE AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S ORIGINAL CLASS OF SHARES (CLASS I SHARES), BUT HAVE BEEN RECALCULATED TO SHOW THE EFFECT OF ANY APPLICABLE FRONT-END SALES CHARGE AND RULE 12B-1 AND SHAREHOLDER SERVICE FEES.

2.   INCEPTION DATE OF THE FUND = JUNE 3, 1997.

3.   INCEPTION DATE OF CLASS B AND C SHARES = SEPTEMBER 24, 2001.

4. THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you may pay if you buy and hold Class A, B or C Shares of each AFBA 5Star Fund. There are different share classes to allow you to maximize your potential return depending on you and your financial consultant's current expectations for your investment in a Fund.

********************************************************************************
AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR MID CAP FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND


********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

SHAREHOLDER FEES


(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                   CLASS A             CLASS B(1)         CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                            5.50%(2)            NONE               NONE
   (as a percentage of offering price).................................

Maximum Deferred Sales Charge (Load)...................................     1.00%(3)            4.75%(4)           1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............     NONE                NONE               NONE
Redemption Fee (as a percentage of amount redeemed for shares held less     2.00%(6)            2.00%(6)           2.00%(6)
than 60 days payable to the Fund)......................................

Exchange Fee...........................................................     NONE                NONE               NONE


********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------


SHAREHOLDER FEES


(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                   CLASS A             CLASS B(1)          CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                            3.75%(2)            NONE                NONE
   (as a percentage of offering price).................................

Maximum Deferred Sales Charge (Load)...................................     1.00%(3)            4.00%(7)            1.00%(5)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends............     NONE                NONE                NONE
Redemption Fee (as a percentage of amount redeemed for shares held less     2.00%(6)            2.00%(6)            2.00%(6)
than 60 days payable to the Fund)......................................

Exchange Fee...........................................................     NONE                NONE                NONE
----------------------------------------------------------------------------------------------------------------------------------




********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                              CLASS A              CLASS B             CLASS C

Management Fees........................................................        0.80%                0.80%               0.80%
Distribution and Shareholder Service (12b-1) Fees......................        0.25%                1.00%               1.00%
Other Expenses.........................................................         1.20%               1.18%                1.26%
Total Annual Fund Operating Expenses...................................         2.25%               2.98%                3.06%
Less Fee Reduction/Expense Payments(8).................................        (0.92%)             (0.90%)              (0.98%)
Net Total Annual Fund Operating Expenses...............................         1.33%               2.08%                2.08%


********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                               CLASS A             CLASS B              CLASS C

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         1.27%               1.31%                1.30%
Total Annual Fund Operating Expenses...................................         2.32%               3.11%                3.10%
Less Fee Reduction/Expense Payments(8).................................        (0.99%)             (1.03%)              (1.02%)
Net Total Annual Fund Operating Expenses...............................         1.33%               2.08%                2.08%

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         2.54%               2.61%                2.47%
Total Annual Fund Operating Expenses...................................         3.59%               4.41%                4.27%
Less Fee Reduction/Expense Payments(9).................................        (2.06%)             (2.13%)              (1.99%)
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%



********************************************************************************
AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         7.64%               6.81%                9.34%
Total Annual Fund Operating Expenses...................................         8.69%               8.61%               11.14%
Less Fee Reduction/Expense Payments(9).................................        (7.16%)             (6.33%)              (8.86%)
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................        10.65%               9.96%                9.11%
Total Annual Fund Operating Expenses...................................        11.70%              11.76%               10.91%
Less Fee Reduction/Expense Payments(9).................................       (10.17%)             (9.48%)              (8.63%)
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%



********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A              CLASS B               CLASS C

Management Fees........................................................         0.80%                0.80%                 0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%                1.00%                 1.00%
Other Expenses.........................................................         0.91%                0.85%                 0.87%
Total Annual Fund Operating Expenses...................................         1.96%                2.65%                 2.67%
Less Fee Reduction/Expense Payments(9).................................        (0.43%)              (0.37%)               (0.39%)
Net Total Annual Fund Operating Expenses...............................         1.53%                2.28%                 2.28%


********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                               CLASS A             CLASS B              CLASS C

Management Fees........................................................         0.80%               0.80%                0.80%
Distribution and Shareholder Service (12b-1) Fees......................         0.25%               1.00%                1.00%
Other Expenses.........................................................         1.43%               1.37%                1.43%
Total Annual Fund Operating Expenses...................................         2.48%               3.17%                3.23%
Less Fee Reduction/Expense Payments(9).................................        (0.95%)             (0.89%)              (0.95%)
Net Total Annual Fund Operating Expenses...............................         1.53%               2.28%                2.28%

------------
1. Class B Shares convert to Class A Shares automatically at the end of the seventh year (84th month) after purchase. Investors seeking to purchase Class B Shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by a Fund.

2. Reduced for purchases of $50,000 and more; waived for certain systematic retirement accounts. Investments of $1 million or more are sold with no initial sales charge. However, a 1% contingent deferred sales charge may be imposed if redemptions are made within one year of purchase. Employer-sponsored defined contribution plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in an AFBA 5Star Fund, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made through retirement plans, endowments or foundations with $50 million or more in assets, or through certain qualified fee based programs may also be made with no sales charge and are not subject to a contingent deferred sales charge.

3. Class A Shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% on amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

4. A CDSC will be charged on redemptions of Class B Shares as follows: 4.75% during the first year; 4.25% during the second year; 3.25% during the third year; 2.25% during the fourth and fifth years; 1.25% during the sixth year; and 0.50% during the seventh year. Class B Shares automatically convert into Class A Shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

5. Class C Shares are subject to a 1.00% CDSC only if they are redeemed within the first 12 months after purchase.

6. The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "How to Redeem Shares" section of this prospectus.

7. A CDSC will be charged on redemptions of Class B Shares as follows: 4.00% during the first year; 3.00% during the second and third years; 2.00% during the fourth, fifth and sixth years; and 1.00% during the seventh year. Class B Shares automatically convert into Class A Shares at the end of the seventh year after purchase and thereafter will not be subject to a CDSC.

8. The investment manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of each Fund (excluding Rule 12b-1 and shareholder service fees) to 1.08% through July 31, 2006. Thereafter, the investment manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the investment manager may seek to recoup amounts it previously reduced or expenses that it paid. The investment manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The investment manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

9. The investment manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses of each Fund (excluding Rule 12b-1 and shareholder service fees) to 1.28% through July 31, 2006. Thereafter, the investment manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the investment manager may seek to recoup amounts it previously reduced or expenses that it paid. The investment manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The investment manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------


The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)

Class A(1)                                                           $678              $1,135           $1,609            $2,925

Class B (assuming no redemption)                                     $211                $837           $1,488            $3,235

Class B (assuming complete redemption at end of period) (2)          $700              $1,185           $1,739            $3,235

Class C (assuming no redemption)                                     $211                $853           $1,520            $3,305

Class C (assuming complete redemption at end of period)(2)           $314                $853           $1,520            $3,305

------------

1. Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.



The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)

Class A(1)                                                           $505             $  981            $1,482            $2,858

Class B (assuming no redemption)                                     $211             $  863            $1,541            $3,349

Class B (assuming complete redemption at end of period)(2)           $623             $1,184            $1,762            $3,349

Class C (assuming no redemption)                                     $211             $  861            $1,537            $3,340

Class C (assuming complete redemption at end of period)(2)           $314             $  861            $1,537            $3,340

-----------
1. Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

                                                                  1 YEAR(3)         3 YEARS(3)        5 YEARS(3)       10 YEARS(3)

Class A(1)                                                           $697             $1,408            $2,141            $4,064

Class B (assuming no redemption)                                     $231             $1,142            $2,065            $4,418

Class B (assuming complete redemption at end of period)(2)           $719             $1,480            $2,301            $4,418


Class C (assuming no redemption)                                     $231             $1,115            $2,011            $4,311

Class C (assuming complete redemption at end of period)(2)           $334             $1,115            $2,011            $4,311


------------
1. Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------

                                                               1 YEAR (3)           3 YEARS (3)      5 YEARS (3)      10 YEARS (3)


Class A(1)                                                           $697             $2,334            $3,853           $7,186

Class B (assuming no redemption)                                     $231             $1,937            $3,521           $7,009


Class B (assuming complete redemption at end of period)(2)

                                                                     $719             $2,427            $3,721           $7,009

Class C (assuming no redemption)                                     $231             $2,381            $4,276           $8,083

Class C (assuming complete redemption at end of period)(2)           $334             $2,381            $4,276           $8,083

------------
1. Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------


                                                               1 YEAR (3)          3 YEARS (3)       5 YEARS (3)       10 YEARS (3)

Class A(1)                                                           $697             $2,834            $4,695            $8,359

Class B (assuming no redemption)                                     $231             $2,487            $4,447            $8,301

Class B (assuming complete redemption at end of period)(2)           $719             $2,777            $4,622            $8,301

Class C (assuming no redemption)                                     $231             $2,342            $4,211            $7,998

Class C (assuming complete redemption at end of period)(2)           $334             $2,342            $4,211            $7,998

------------

1. Assumes deduction at time of purchase of maximum sales charge. . The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


                                                               1 YEAR (3)          3 YEARS (3)         5 YEARS           10 YEARS

Class A(1)                                                           $697             $1,092            $1,512            $2,677

Class B (assuming no redemption)                                     $231             $  788            $1,372            $2,956

Class B (assuming complete redemption at end of period)(2)           $719             $1,138            $1,626            $2,956

Class C (assuming no redemption)                                     $231             $  792            $1,380            $2,974

Class C (assuming complete redemption at end of period)(2)           $334             $  792            $1,380            $2,974

------------
1. Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.



********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

                                                               1 YEAR (3)          3 YEARS (3)     5 YEARS (3)         10 YEARS (3)


Class A(1)                                                           $697              $1,194           $1,717            $3,145

Class B (assuming no redemption)                                     $231              $  894           $1,582            $3,415

Class B (assuming complete redemption at end of period)(2)           $719              $1,240           $1,831            $3,414

Class C (assuming no redemption)                                     $231              $  906           $1,606            $3,466

Class C (assuming complete redemption at end of period)(2)           $334              $  906           $1,606            $3,466

------------

1. Assumes deduction at time of purchase of maximum sales charge. The fees for the Class A example do not differ if complete redemption at the end of the period is assumed and therefore an after redemption example is not provided.

2.   Assumes deduction at redemption of maximum deferred sales charge.

3. Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at 1-(888) 578-2733 and on the Funds' website at www.afba.com.

********************************************************************************
MANAGER AND SUB-ADVISER

--------------------------------------------------------------------------------


                              AFBA 5Star Investment Management Company (the "Manager"), a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2005 had approximately $362 million in total assets. The Manager is a wholly-owned subsidiary of 5Star Financial LLC and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

                              The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. KCM is an independent investment advisory firm founded in 1989 that serves a broad variety of individual, corporate and other institutional clients.

                              A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and sub-advisory agreement is available in the Funds' annual report to shareholders for the period ended March 31, 2005.

                              The AFBA 5Star Funds are managed by a team of eight portfolio managers supported by an experienced investment analysis and research staff. The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

                              JOHN KORNITZER. Mr. Kornitzer is the president and chief investment officer of KCM, and has over 35 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the AFBA 5Star Balanced Fund.

                              KENT GASAWAY. Mr. Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with more than 22 years of research and management experience. Previously, Mr. Gasaway spent 10 years with Waddell & Reed Mutual Funds Group. He holds a B.S. degree in Business Administration from Kansas State University. Mr. Gasaway serves as lead portfolio manager of the AFBA 5Star High Yield Fund. He also serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Science & Technology, AFBA 5Star Small Cap, and AFBA 5Star USA Global Funds.

                              BOB MALE. Mr. Male is a Chartered Financial
                              Analyst and has more than 16 years of investment research experience. Prior to joining KCM in 1997, he was a senior equity securities analyst with the USAA Investment Management Company mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                              GRANT P. SARRIS. Mr. Sarris joined KCM in 2003 and has more than 13 years of investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002 to 2003 and portfolio manager from 1997 to 2002. Mr. Sarris serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

                              WILLIAM KORNITZER. Mr. Kornitzer worked for KCM as a research analyst from 1997 to 2000 and recently rejoined the firm in 2004 as a senior vice president and co-portfolio manager of the AFBA 5Star Large Cap and AFBA 5Star USA Global Funds. He was previously an executive director and portfolio manager at USAA Investment Management Company from 2000 to 2004. Mr. Kornitzer received his B.S. degree in Finance from Virginia Tech and his MBA degree from Drexel University. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 13 years of investment experience.

                              ELIZABETH JONES. Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from_2002_to_2003. Ms. Jones received her B.S. degree from Georgetown University, an M.D. from Vanderbilt University, and an MBA degree from Arizona State University. She was a practicing M.D. for over eight years. Ms. Jones serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. She has three years of investment experience and 11 years of healthcare industry experience.

                              DAVE CARLSEN. Mr. Carlsen joined KCM in 2004 and is a Chartered Financial Analyst. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. from 2000 to 2004. and also worked for Northern Capital Management Inc. from 1992 to 2000. He received a B.S. degree in finance and investments from the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. Mr. Carlsen has over 13 years of investment experience.

                              CLAY BRETHOUR. Mr. Brethour joined KCM in 2000. He previously was an equity research analyst with Security Management Group and Dain Rauscher Wessels. Mr. Brethour holds a B.S. degree in Business-Finance from Kansas State University. Mr. Brethour serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. He has over 13 years of investment experience.

                              For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, B and C Shares to 1.08% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2006, with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class A, B and C Shares to 1.28% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2006, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

                              The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.

                              AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. KCM is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

********************************************************************************
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since the inception of Class A, B and C Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                             FOR THE PERIOD FROM
                                                                                                             SEPTEMBER 24, 2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value,
 beginning of period ............$11.69  $11.56  $11.57  $ 9.30  $ 9.23  $ 9.23   $11.45   $11.41   $11.41  $ 9.60  $ 9.60  $ 9.60

  INCOME FROM INVESTMENT
   OPERATIONS:
    Net investment income........  0.35    0.27    0.27    0.32    0.28    0.26     0.25     0.18     0.18    0.13    0.13    0.13
    Net gain (loss) on
     securities (both realized
     and unrealized).............  0.89    0.86    0.87    2.39    2.33    2.34    (2.14)   (2.18)   (2.18)   1.85    1.81    1.81

   Total from investment
    operations ..................  1.24    1.13    1.14    2.71    2.61    2.60    (1.89)   (2.00)   (2.00)   1.98    1.94    1.94

   LESS DISTRIBUTIONS:
     Dividends from net
      investment income ......... (0.35)  (0.27)  (0.27)  (0.32)  (0.28)  (0.26)   (0.26)   (0.18)   (0.18)  (0.13)  (0.13)  (0.13)

   Total distributions........... (0.35)  (0.27)  (0.27)  (0.32)  (0.28)  (0.26)   (0.26)   (0.18)   (0.18)  (0.13)  (0.13)  (0.13)

Net asset value, end of period...$12.58  $12.42  $12.44  $11.69  $11.56  $11.57   $ 9.30   $ 9.23   $ 9.23  $11.45  $11.41  $11.41

Total return**................... 10.72%   9.83%   9.89%  29.32%  28.40%  28.31%  (16.49%) (17.51%) (17.53%  20.60%  20.17%  20.17%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (in millions) ..................$    7  $ 0.81  $    7  $    3  $ 0.34  $    2   $ 0.08   $ 0.04   $ 0.05  $ 0.04  $ 0.01  $ 0.01
Ratio of expenses to average
 net assets*** ..................  1.33%   2.08%   2.08%   1.33%   2.08%   2.08%    1.33%    2.08%    2.08%   1.33%   2.08%   2.08%
Ratio of net investment income
   to average net assets*** .....  3.15%   2.40%   2.36%   3.97%   3.19%   3.23%    2.88%    2.28%    2.22%   2.88%   2.19%   2.19%
Ratio of expenses to average
   net assets before contractual
   expense reimbursement
   and waivers***................  2.25%   2.98%   3.06%   2.46%   3.20%   3.20%    2.72%    3.49%    3.47%   1.87%   3.17%   3.17%
Ratio of net investment income
 to average net assets before
 contractual expense
   reimbursement and waivers***..  2.23%  1.50%    1.38%   2.84%   2.07%   2.11%    1.49%    0.87%    0.83%   2.34%   1.10%   1.10%
Portfolio turnover rate..........    27%    27%      27%     43%     43%     43%      33%      33%      33%     17%     17%     17%


*     SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                                                                             FOR THE PERIOD FROM
                                                                                                             SEPTEMBER 24, 2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value,
 beginning of period............ $ 9.86  $ 9.71  $ 9.60  $ 8.57  $ 8.44  $ 8.34   $ 8.68   $ 8.54   $ 8.48  $ 8.55  $ 8.55  $ 8.55

   INCOME FROM INVESTMENT
    OPERATIONS:
     Net investment income.......  0.28    0.21    0.21    0.37    0.28    0.28     0.43     0.36     0.40    0.24    0.29     0.35
     Net gain (loss) on
       securities (both realized
       and unrealized)........... (0.06)  (0.06)  (0.07)   1.28    1.27    1.26    (0.11)   (0.11)   (0.15)   0.16    0.07     0.01

   Total from investment
     operations..................  0.22    0.15    0.14    1.65    1.55    1.54     0.32     0.25     0.25    0.40    0.36     0.36

   LESS DISTRIBUTIONS:
     Dividends from net
       investment income......... (0.28)  (0.21)  (0.21)  (0.36)  (0.28)  (0.28)   (0.43)   (0.35)   (0.39)  (0.24)  (0.29)   (0.35)
     Distributions from capital
       gains..................... (0.04)  (0.04)  (0.04)     --      --      --       --       --       --   (0.01)  (0.01)   (0.01)
     Return of capital...........    --      --      --      --      --      --       --       --       --   (0.02)  (0.07)   (0.07)

   Total distributions........... (0.32)  (0.25)  (0.25)  (0.36)  (0.28)  (0.28)   (0.43)   (0.35)   (0.39)  (0.27)  (0.37)   (0.43)

Net asset value, end of period...$ 9.76  $ 9.61  $ 9.49  $ 9.86  $ 9.71  $ 9.60   $ 8.57   $ 8.44   $ 8.34  $ 8.68  $ 8.54   $ 8.48

Total return**...................  2.27%   1.54%   1.44%  19.54%  18.61%  18.73%    3.92%    3.17%    3.11%   4.64%   4.29%    4.29%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (in millions)..................$   22  $    2.  $   9  $    9  $    2  $    8   $    4   $ 0.63   $    3  $ 0.11  $ 0.02   $ 0.01
Ratio of expenses to average
  net assets***..................  1.33%   2.08%   2.08%   1.33%   2.08%   2.08%    1.33%    2.08%    2.08%   1.33%   2.07%    2.08%
Ratio of net investment income
   to average net assets***......  2.90%   2.18%   2.18%   3.90%   3.10%   3.14%    6.10%    5.60%    5.29%   8.39%   7.91%    7.82%
Ratio of expenses to average
   net assets before contractual
   expense reimbursement
   and waivers***................  2.32%   3.11%   3.10%   3.06%   3.83%   3.82%    4.61%    5.47%    5.33%   4.71%   5.84%    5.89%
Ratio of net investment income
   to average net assets before
   contractual expense
   reimbursement and waivers***..  1.91%   1.15%   1.16%   2.17%   1.35%   1.40%    2.82%    2.21%    2.04%   5.01%   4.14%    4.01%
Portfolio turnover rate..........    47%     47%     47%     44%     44%     44%      36%      36%      36%     34%     34%      34%

*     SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------

                                                                                                             FOR THE PERIOD FROM
                                                                                                             SEPTEMBER 24, 2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value, beginning of
  period.........................$12.50  $12.26  $12.26  $ 8.91  $ 8.80  $ 8.81   $12.99   $12.93   $12.93  $10.53  $10.53  $10.53

   INCOME FROM INVESTMENT
     OPERATIONS:
     Net investment income....... (0.01)  (0.09)  (0.10)  (0.03)  (0.05)     --       --    (0.08)   (0.08)  (0.02)  (0.06)  (0.08)
     Net gain (loss) on
       securities (both realized
       and unrealized)...........  0.15    0.14    0.15    3.62    3.51    3.45    (4.08)   (4.05)   (4.04)   2.48    2.46    2.48

   Total from investment
     operations..................  0.14    0.05    0.05    3.59    3.46    3.45    (4.08)   (4.13)   (4.12)   2.46    2.40    2.40

Net asset value, end of period...$12.64  $12.31  $12.31  $12.50  $12.26  $12.26    $8.91    $8.80    $8.81  $12.99  $12.93  $12.93

Total return**...................  1.12%.  0.41%   0.41%  40.29%  39.32%  39.16%  (31.41%) (31.94%) (31.86%) 23.36%  22.79%  22.79%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (in millions)..................$ 0.41  $ 0.12  $ 0.23  $ 0.37  $ 0.06  $ 0.18   $ 0.12   $ 0.02   $ 0.03  $ 0.07  $ 0.02  $ 0.01
Ratio of expenses to average
  net assets***..................  1.53%   2.28%   2.28%   1.33%   2.08%   2.09%    1.33%    2.08%    2.08%   1.33%   2.08%   2.08%
Ratio of net investment loss to
   average net assets***......... (0.07%) (0.81%) (0.79%) (0.36%) (1.07%) (1.11%)  (0.05%)  (0.82%)  (0.83%) (0.49%) (1.24%) (1.20%)
Ratio of expenses to average net
   assets before contractual
   expense reimbursement
   and waivers***................  3.59%   4.41%   4.27%   3.52%   4.29%   4.27%    3.93%    4.65%    4.66%   2.97%   3.94%   3.95%
Ratio of net investment loss to
   average net assets before
   contractual expense
   reimbursement and waivers***.. (2.13%) (2.94%) (2.78%) (2.55%) (3.28%) (3.29%)  (2.65%)  (3.39%)  (3.41%) (2.13%) (3.10%) (3.07%)
Portfolio turnover rate...........   24%     24%     24%     45%     45%     45%      13%      13%      13%     11%     11%     11%

*     SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************

AFBA 5STAR MID CAP FUND

--------------------------------------------------------------------------------


                                                                                                             FOR THE PERIOD FROM
                                                                                                             SEPTEMBER 24, 2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value, beginning of period ..... $ 12.74   $ 12.55  $ 12.55   $  7.75   $  7.69   $  7.69   $ 10.00   $ 10.00    $ 10.00

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .................   (0.06)    (0.15)   (0.08)    (0.04)    (0.11)    (0.05)    (0.03)    (0.12)     (0.09)
     Net gain (loss) on securities
       (both realized and unrealized) ....    0.33      0.32     0.25      5.03      4.97      4.91     (2.22)    (2.19)     (2.22)

   Total from investment operations ......    0.27      0.17     0.17      4.99      4.86      4.86     (2.25)    (2.31)     (2.31)

   Less distributions:
     Distributions from capital gains ....   (0.14)    (0.14)   (0.14)       --        --        --        --        --         --

   Total distributions ...................   (0.14)    (0.14)   (0.14)       --        --        --        --        --         --

Net asset value, end of period ........... $ 12.87   $ 12.58  $ 12.58   $ 12.74   $ 12.55   $ 12.55   $  7.75   $  7.69    $  7.69

Total return** ...........................    2.08%     1.31%    1.31%    64.39%    63.20%    63.20%   (22.50%)  (23.10%)   (23.10%)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in millions) .. $     4   $  0.09  $     4   $     1   $  0.05   $  0.51   $  0.08   $  0.01    $  0.02
Ratio of expenses to average net assets***    1.53%     2.28%    2.28%     1.51%     2.26%     2.27%     1.33%     2.08%      2.08%
Ratio of net investment loss to
   average net assets*** .................   (0.88%)   (1.65%)  (1.62%)   (1.02%)   (1.77%)   (1.77%)   (0.83%)   (1.56%)    (1.56%)
Ratio of expenses to average net assets
   before contractual expense
   reimbursement and waivers*** ..........   8.69%      8.61%   11.14%    16.36%    17.78%    16.60%    29.57%    28.71%     29.53%
Ratio of net investment loss to average
   net assets before contractual expense
   reimbursement and waivers*** ..........  (8.04%)    (7.98%) (10.48%)  (15.87%)  (17.29%)  (16.10%)  (29.07%)  (28.19%)  (29.01%)
Portfolio turnover rate ..................     18%        18%      18%       22%       22%        22%      11%       11%       11%

*     SALES OF CLASS A, B AND C SHARES BEGAN MAY 1, 2002.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------

                                                                                                             FOR THE PERIOD FROM
                                                                                                               OCTOBER 12,2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value, beginning
  of period......................$12.42. $12.19. $12.19  $ 6.74  $ 6.67  $ 6.67   $11.37   $11.33   $11.33  $10.00  $10.00  $10.00

   INCOME FROM INVESTMENT
     OPERATIONS:
     Net investment loss......... (0.07)  (0.14)  (0.16)  (0.05)  (0.10)  (0.04)   (0.05)   (0.10)   (0.12)  (0.03)  (0.09)  (0.09)
     Net gain (loss) on
       securities (both realized
       and unrealized)........... (0.69)  (0.69)  (0.67)   5.73    5.62    5.56    (4.58)   (4.56)   (4.54)   1.40    1.42    1.42

   Total from investment
     operations.................. (0.76)  (0.83)  (0.83)   5.68    5.52    5.52    (4.63)   (4.66)   (4.66)   1.37    1.33    1.33

   Less distributions:
     Distributions from
       capital gain.............. (0.02)  (0.02)  (0.02)     --      --      --       --       --       --      --      --      --

   Total distributions........... (0.02)  (0.02)  (0.02)     --      --      --       --       --       --      --      --      --

Net asset value, end of period...$11.64  $11.34  $11.34  $12.42  $12.19  $12.19    $ 6.74  $ 6.67   $ 6.67  $11.37  $11.33  $11.33

Total return**................... (6.13%) (6.82%) (6.82%) 84.27%  82.76%  82.76%  (40.72%) (41.13%) (41.13%) 13.70%  13.30%  13.30%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (in millions)..................$ 0.95  $ 0.35  $ 0.54  $ 0.26  $ 0.09  $ 0.45   $ 0.03   $ 0.01   $ 0.01  $ 0.02  $ 0.01  $ 0.01
Ratio of expenses to average
  net assets***..................  1.53%   2.28%   2.28%   1.50%   2.26%   2.27%    1.33%    2.08%    2.08%   1.33%   2.08%   2.08%
Ratio of net investment loss to
   average net assets***......... (0.86%) (1.63%) (1.65%) (1.00%) (1.77%) (1.69%)  (0.84%)  (1.60%)  (1.61%) (0.96%) (1.71%) (1.71%)
Ratio of expenses to average
   net assets before contractual
   expense reimbursement
   and waivers***................ 11.70%  11.76% 10.91%   10.45%  11.17%  10.83%   15.72%   15.89%   15.75%   7.26%   9.49%   9.49%
Ratio of net investment loss
   to average net assets before
   contractual expense
   reimbursement and waivers***  (11.03%)(11.11%)(10.28%) (9.96%)(10.68%)(10.25%) (15.23%) (15.41%) (15.28%) (6.89%) (9.12%) (9.12%)
Portfolio turnover rate..........    48%     48%     48%     44%     44%     44%      19%      19%      19%      5%      5%      5%

*     SALES OF CLASS A, B AND C SHARES BEGAN OCTOBER 12, 2001.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------


                                                                                                             FOR THE PERIOD FROM
                                                                                                               OCTOBER 12,2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value, beginning
  of period......................$15.08  $14.82  $14.82  $ 8.26  $ 8.17  $ 8.17   $12.60   $12.56   $12.56  $10.00  $10.00  $10.00

   INCOME FROM INVESTMENT
     OPERATIONS:
     Net investment loss......... (0.07)  (0.15)  (0.15)  (0.05)  (0.15)  (0.13)   (0.08)   (0.12)   (0.12)  (0.02)  (0.03)  (0.01)
     Net gain (loss) on
      securities (both realized
      and unrealized)............  0.54    0.49    0.49    6.92    6.85    6.83    (4.26)   (4.27)   (4.27)   2.62    2.59    2.57

   Total from investment
      operations.................  0.47    0.34    0.34    6.87    6.70    6.70    (4.34)   (4.39)   (4.39)   2.60    2.56    2.56

   LESS DISTRIBUTIONS:
     Dividends from net
        investment income........    --      --      --   (0.05)  (0.05)  (0.05)      --       --       --      --      --      --
     Dividends from
        capital gains............ (0.01)  (0.01)  (0.01)     --      --      --       --       --       --      --      --      --

   Total distributions........... (0.01)  (0.01)  (0.01)  (0.05)  (0.05)  (0.05)      --       --       --      --      --      --

Net asset value, end of period...$15.54  $15.15  $15.15  $15.08  $14.82  $14.82    $8.26    $8.17    $8.17  $12.60  $12.56  $12.56

Total return**...................  3.11%   2.29%   2.29%  83.26%  82.09%  82.09%  (34.44%) (34.95%) (34.95%) 26.00%  25.60%  25.60%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (in millions)..................$ 1.21  $    3   $  17  $   21  $ 0.74  $    5   $    2   $ 0.18   $ 0.32  $ 0.24  $ 0.05  $ 0.16
Ratio of expenses to average
   net assets***.................  1.53%   2.28%   2.28%   1.51%   2.25%   2.26%    1.33%    2.08%    2.08%   1.33%   2.08%   2.08%
Ratio of net investment loss
   to  average net assets***..... (0.87%) (1.62%) (1.62%) (1.07%) (1.81%) (1.83%)  (0.83%)  (1.58%)  (1.58%) (0.93%) (1.60%) (1.70%)
Ratio of expenses to average
   net assets before
   contractual expense
   reimbursement and waivers***..  1.96%   2.65%   2.67%   4.24%   5.11%   4.95%    7.75%    8.44%    8.35%   6.85%   9.19%   9.62%
Ratio of net investment loss
   to average net assets before
   contractual expense
   reimbursement and waivers***  (1.30%)  (1.99%) (2.01%) (3.80%) (4.67%) (4.52%)  (7.25%)  (7.94%)  (7.85%) (6.45%) (8.71%) (9.24%)
Portfolio turnover rate..........   26%      26%     26%     23%     23%     23%      26%      26%      26%      0%      0%      0%

*     SALES OF CLASS A, B AND C SHARES BEGAN OCTOBER 15, 2001.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------


                                                                                                             FOR THE PERIOD FROM
                                                                                                             SEPTEMBER 24, 2001*
                                        YEAR ENDED             YEAR ENDED                 YEAR ENDED               THROUGH
                                      MARCH 31, 2005         MARCH 31, 2004             MARCH 31, 2003          MARCH 31, 2002
                                 CLASS A  CLASS  CLASS   CLASS   CLASS   CLASS    CLASS    CLASS    CLASS   CLASS   CLASS    CLASS
                                    A       B      C       A       B       C        A        B        C       A       B       C
                                 -------  -----  -----   -----   -----   -----    -----    -----    -----   -----   -----    ------
Net asset value, beginning
  of period......................$14.08  $13.82  $13.82  $ 9.51  $ 9.40  $ 9.40   $14.22   $14.17   $14.16  $11.07  $11.07  $11.07

   INCOME FROM INVESTMENT
     OPERATIONS:
     Net investment loss.........  0.03   (0.07)  (0.01)  (0.01)  (0.04)  (0.05)   (0.04)   (0.13)   (0.10)  (0.02)  (0.10)  (0.09)
     Net gain (loss) on
        securities (both realized
        and unrealized).......... (0.28)  (0.28)  (0.34)   4.58    4.46    4.47    (4.67)   (4.64)   (4.66)   3.17    3.20    3.18

   Total from investment
      operations................. (0.25)  (0.35)  (0.35)   4.57    4.42    4.42    (4.71)   (4.77)   (4.76)   3.15    3.10    3.09

   Less distributions:
     Dividends from net
        investment income........ (0.03)     --      --      --      --      --       --       --       --      --      --      --

   Total distributions........... (0.03)     --      --      --      --      --       --       --       --      --      --      --

Net asset value, end of period...$13.80  $13.47  $13.47  $14.08  $13.82  $13.82    $9.51    $9.40    $9.40  $14.22  $14.17  $14.16

Total return**................... (1.81%) (2.53%) (2.53%) 48.05%  47.02%  47.02%  (33.12%) (33.66%) (33.62%) 28.46%  28.00%  27.91%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
  (in millions)..................$    1  $ 0.05  $    2  $ 0.57  $ 0.05  $ 0.43   $ 0.10   $ 0.01   $ 0.09  $ 0.16  $ 0.01  $ 0.01
Ratio of expenses to average
  net assets***..................  1.53%   2.28%   2.28%   1.34%   2.09%   2.09%    1.33%    2.08%    2.08%   1.33%   2.08%   2.08%
Ratio of net investment loss to
   average net assets***.........  0.22%  (0.57%) (0.50%) (0.12%) (0.88%) (0.90%)  (0.46%)  (1.19%)  (1.15%) (0.86%) (1.46%) (1.46%)
Ratio of expenses to average
   net assets before
   contractual expense
   reimbursement and waivers***..  2.48%   3.17%   3.23%   2.53%   3.32%   3.31%    2.71%    3.50%    3.56%   2.29%   3.12%   3.13%
Ratio of net investment loss
   to average net assets before
   contractual expense
   reimbursement and waivers***  (0.73%)  (1.46%) (1.45%) (1.31%) (2.12%) (2.12%)  (1.84%)  (2.61%)  (2.63%) (1.82%) (2.50%) (2.51%)
Portfolio turnover rate..........   37%      37%     37%     23%     23%     23%       11%     11%      11%     13%     13%     13%

*     SALES OF CLASS A, B AND C SHARES BEGAN SEPTEMBER 24, 2001.
**    TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***   ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
SELECTING THE CORRECT CLASS OF SHARES
--------------------------------------------------------------------------------




                              This prospectus offers Class A, Class B and Class C Shares of each Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.


CLASS A SHARES

FRONT END SALES LOAD          If you purchase Class A Shares, you will incur a
                              sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase
                              (the "offering price"), as well as an ongoing shareholder service fee of 0.25% of average net assets. The maximum initial sales charge is 5.50% of the offering price, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reduction and Waivers." Class A Shares will not be subject to any contingent deferred sales charge (CDSC or "back-end load") when they are redeemed. There are no front-end loads imposed on reinvested dividends or other distributions. Class A Shares also will be issued upon conversion of Class B Shares, as described below under "Class B Shares." The minimum initial investment in Class A Shares is $500.


                              Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may by used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

                              **************************************************
                              AFBA 5STAR BALANCED FUND
                              AFBA 5STAR LARGE CAP FUND
                              AFBA 5STAR MID CAP FUND
                              AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                              AFBA 5STAR SMALL CAP FUND
                              AFBA 5STAR USA GLOBAL FUND


                                                                                                   SALES CHARGE AS A
                                                               SALES CHARGE AS A PERCENTAGE     PERCENTAGE OF NET AMOUNT
                               Purchase Amount                       OF OFFERING PRICE                  INVESTED

                               ------------------------------- ------------------------------ -----------------------------
                               $50,000 and less                            5.50%                         5.82%
                               $50,000 up to $150,000                      4.50%                         4.71%
                               $150,000 up to $250,000                     3.50%                         3.63%
                               $250,000 up to $500,000                     2.50%                         2.56%
                               $500,000 up to $1,000,000                   2.00%                         2.04%
                               Over $1,000,000                             0.00%                         0.00%

                              **************************************************
                              AFBA 5STAR HIGH YIELD FUND


                                                                                                   SALES CHARGE AS A
                                                               SALES CHARGE AS A PERCENTAGE        PERCENTAGE OF YOUR
                               Purchase Amount                       OF OFFERING PRICE                 INVESTMENT

                               --------------------------------------------------------------------------------------------
                               $50,000 and less                            3.75%                         3.90%
                               $50,000 up to $150,000                      3.00%                         3.09%
                               $150,000 up to $250,000                     2.25%                         2.30%
                               $250,000 up to $500,000                     1.50%                         1.52%
                               $500,000 up to $1,000,000                   1.00%                         1.01%
                               Over $1,000,000                             0.00%                         0.00%

SALES CHARGE REDUCTIONS
AND WAIVERS                   REDUCING SALES CHARGES ON YOUR CLASS A SHARES.
                              There are several ways you can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule.
                              These can be combined in any manner:

                              o Accumulation privilege - lets you add the value of any Class A Shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

                              o Letter of intent - lets you purchase Class A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the Statement of Additional Information for terms and conditions.

                              To use these privileges, discuss your eligibility with your financial consultant. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Company or your financial intermediary of the existence of other accounts which you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of AFBA 5Star Funds held in:

                              o all of your accounts at AFBA or a financial intermediary;

                              o any of your accounts at another financial intermediary; and

                              o accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

                              To value accounts in order to determine whether you have met sales load breakpoints, the Company combines the amount of your new investment with the current value of your existing eligible holdings. Information regarding breakpoint discounts is also available in the Statement of Additional Information and on the Funds' website, WWW.AFBA.COM by clicking "mutual funds", then click on the link to the Advisory Series Prospectus.

                              CDSC WAIVERS. In general, the CDSC may be waived on shares you sell for the following reasons:

                              o Payments through certain systematic retirement plans and other employee benefit plans;

                              o   Qualifying distributions from qualified
                                  retirement plans and other employee benefit plans;

                              o   Distributions from custodial accounts under
                                  section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts
                                  (IRAs) due to death, disability or attainment of age 70 1/2; and

                              o   Participation in certain fee-based programs.

                              To use any of these waivers, contact your financial consultant.

                              NET ASSET VALUE PURCHASES. Class A shares may be purchased at net asset value, with only a minimum initial investment, by:

                              o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

                              o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

                              o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

                              o Current or retired trustees, officers and employees of AFBA 5Star Fund, Inc., the distributor, the transfer agent, the Manager and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

                              o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

                              o Such other persons as are determined by the Manager or distributor to have acquired shares under circumstances where a Fund has not incurred any sales expense.

CLASS B SHARES

BACK END SALES LOAD           If you purchase Class B Shares, you will not incur
                              a sales charge at the time of purchase. However, Class B Shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average daily net assets and an ongoing shareholder service fee of 0.25% of average daily net assets. Class B Shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the seventh year after purchase, Class B Shares will automatically convert into Class A Shares of the respective Fund, which are not subject to the Rule
                              12b-1 distribution fee of 0.75%. Automatic conversion of Class B Shares into Class A Shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge.
                              Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of shares for federal income tax purposes. There is no CDSC imposed on Class B Shares purchased through reinvestment of dividends and other distributions and such shares will convert automatically to Class A Shares based on the portion of purchased shares that convert. The minimum initial investment in Class B Shares is $500.

CLASS C SHARES

PAY AS YOU GO                 If you purchase Class C Shares, you do not incur a
                              sales charge at the time of purchase. However, Class C Shares are subject to ongoing Rule 12b-1 fees of 1.00% of average daily net assets. This fee is broken down into an ongoing Rule 12b-1 distribution fee of 0.75% of average daily net assets and an ongoing shareholder service fee of 0.25% of average daily net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 12 months of purchase. Although Class
                              C Shares are subject to a CDSC for only 12 months
                              (as compared to seven years of Class B), Class C
                              Shares have no conversion feature. Accordingly, if you purchase Class C Shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C Shares. The minimum initial investment in Class C Shares is $500.

CDSC OR "CONTINGENT
DEFERRED SALES CHARGE"        You may be subject to a CDSC upon redemption of
                              your Class B and Class C Shares according to the following chart.

                              o   CLASS B SHARES

                              **************************************************
                              AFBA 5STAR BALANCED FUND
                              AFBA 5STAR LARGE CAP FUND
                              AFBA 5STAR MID CAP FUND
                              AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                              AFBA 5STAR SMALL CAP FUND
                              AFBA 5STAR USA GLOBAL FUND

                                  YEARS AFTER             CDSC ON SHARES BEING
                                    PURCHASE                    REDEEMED
                              --------------------------------------------------
                                    1st year                      4.75%
                                    2nd year                      4.25%
                                    3rd year                      3.25%
                                    4th year                      2.25%
                                    5th year                      2.25%
                                    6th year                      1.25%
                                    7th year                      0.50%
                               After the 7th year                 None

                              **************************************************
                              AFBA 5STAR HIGH YIELD FUND

                                  YEARS AFTER             CDSC ON SHARES BEING
                                    PURCHASE                    REDEEMED
                              --------------------------------------------------
                                    1st year                      4.00%
                                    2nd year                      3.00%
                                    3rd year                      3.00%
                                    4th year                      2.00%
                                    5th year                      2.00%
                                    6th year                      2.00%
                                    7th year                      1.00%
                               After the 7th year                 None


                              Class B Shares will be automatically converted to Class A Shares at the end of the seventh year after purchase.

CLASS C SHARES

                              If you redeem Class C Shares within 12 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C Shares acquired through reinvestment of dividends or capital gains.

                              The CDSC on redemptions of all classes of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

*******************************************************************************
HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------



                              HOW TO BUY SHARES (see chart on page 53 for details) By phone, mail or wire Through Automatic Monthly Investments


                              Minimum Initial Investment                                 CLASS A     CLASS B     CLASS C
                              Regular Account                                              $500        $500        $500
                              Account With Automatic Monthly Investment Plan               $100        $100        $100
                              IRA and Uniform Transfer (Gift) to Minors Accounts           $250        $250        $250

                              MINIMUM ADDITIONAL INVESTMENT                              CLASS A     CLASS B     CLASS C
                              By Mail                                                      $100        $100        $100
                              By Telephone (ACH)                                           $100        $100        $100
                              By Wire                                                      $500        $500        $500
                              Account With Automatic Monthly Investment Plan               $50         $50         $50

                              MINIMUM ACCOUNT SIZE
                              You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

********************************************************************************
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


                              You may withdraw from your account at any time in the following amounts:

                              o any amount for redemptions requested by mail, phone or telegraph o $1,000 or more for redemptions wired to your account ($10 fee) o $50 or more for redemptions by a systematic redemption plan (there may be a fee) o $100 or more for redemptions by automatic monthly exchange to another Fund o $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account


                              REDEMPTION FEE
                              The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

                              The 2% redemption fee will not be charged on the following transactions:

                              o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.

                              o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.

                              o Redemption of shares acquired through dividend reinvestment.

                              o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan), as described in the prospectus.

                              o   Redemption of shares acquired through
                                  distributions from an individual retirement account (IRA) or Custodial Account under
                                  Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.

                              Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

                              The following services are also available to shareholders. Please call your financial consultant or the Funds at 1-800-243-9865 for more information.

                              o   UNIFORM TRANSFERS (GIFTS) TO MINORS ACCOUNTS
                              o   ACCOUNTS FOR CORPORATIONS OR PARTNERSHIPS
                              o   SUB-ACCOUNTING SERVICES FOR KEOGH, TAX
                                  QUALIFIED RETIREMENT PLANS, AND OTHERS
                              o   PROTOTYPE RETIREMENT PLANS FOR THE SELF-
                                  EMPLOYED, PARTNERSHIPS AND CORPORATIONS
                              o   TRADITIONAL IRA ACCOUNTS
                              o   ROTH IRA ACCOUNTS
                              o COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS)
                              o   SIMPLIFIED EMPLOYEE PENSIONS (SEPS)
                              o SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE PLAN)

********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------


                              Shares of each Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.


                              The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.


                              Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.


                              Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------



                              So long as each Fund continues to qualify to be taxed as a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

                              The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

                              TAX CONSIDERATIONS - In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

                              For federal income tax purposes, Fund
                              distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.


                              If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


                              When you redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a redemption.


                              Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS
--------------------------------------------------------------------------------


                              We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

                              CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

                              PURCHASES - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

                              REDEMPTIONS - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

                              If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

                              If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

                              TRANSACTIONS THROUGH BROKERS OR AGENTS - Investors may be charged a fee if they effect transactions in a Fund through a broker or agent. The Company has authorized certain brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Company's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at a Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


                              MARKET TIMERS AND FREQUENT TRADING - While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

                              Frequent purchases and redemptions of a Fund's shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio, negatively impairing a Fund's performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

                              The Funds' Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within 60 days of an earlier purchase (or exchange) request,
                              (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

                              The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor's trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

                              For direct (networked) accounts where transaction information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Funds, the Manager or their agents will seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

                              The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

                              The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

                              Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

                              The policy applies uniformly to all investors, except as described in the following circumstances: exemptions to the Funds' policy defining someone as a market timer may only be granted by the Funds' Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual; exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders; any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.


                              INTERNET ACCOUNT ACCESS - For your convenience the Funds offer Internet Account Access so that you may access your account online, 24 hours a day, 7 days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts), or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

                              To register for Internet Account Access, please call the Funds (toll-free) at (888) 578-2733. Shareholders who have registered for this service may access their account by visiting the AFBA 5Star Funds' website at WWW.AFBA.COM.

                              SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call (888) 578-2733 for information on obtaining a signature guarantee.

                              CORPORATIONS, TRUSTS AND OTHER ENTITIES -
                              Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

                              EXCHANGES TO ANOTHER AFBA 5STAR FUND - You must meet the minimum investment requirement of the AFBA 5Star Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us for a free copy at
                              (888) 578-2733.

                              TELEPHONE SERVICES - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

********************************************************************************
DISTRIBUTION AND SERVICE ARRANGEMENTS
--------------------------------------------------------------------------------

                              [begin callout] HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU? [end callout]


                              The distributor, PFPC Distributors, Inc., manages the Funds' distribution efforts and enters into agreements with financial consultants to sell Fund shares.

                              Your financial consultant is familiar with the Funds and with KCM. He or she can answer any questions you may have now, or in the future, about how each Fund operates, which class of shares is most appropriate for you and how the KCM investment style works and has performed for other investors. Your financial consultant can be a valuable and knowledgeable resource.

                              Each Fund has a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay a fee to the distributor or others for facilitating the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              [begin callout] RULE 12B-1 FEES: 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares. [end callout]

                              Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the fund's board of directors. Pursuant to the Rule, the Board has adopted separate distribution plans for the Class B and Class C Shares of each Fund. Under the Distribution Plans, the Funds will pay distribution fees to the distributor at a maximum annual rate of 0.75% of their aggregate average daily net assets attributable to Class B and Class C Shares.

                              Each Distribution Plan provides that the distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Funds to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C Shares as accrued.


                              The distribution fees applicable to the Class B and Class C Shares are designed to permit you to purchase Class B and Class C Shares through broker-dealers without the assessment of a front-end sales charge.


                              [begin callout] SHAREHOLDER SERVICE FEES [end callout]


                              The Board has also adopted a shareholder service plan pursuant to Rule 12b-1 authorizing the Funds to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets for Class A, Class B and Class C Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

********************************************************************************
CONDUCTING BUSINESS WITH AFBA 5STAR FUND
--------------------------------------------------------------------------------


BY PHONE
--------

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When you call, we may request personal identification and tape record the call.

HOW TO OPEN AN ACCOUNT
----------------------

If you already have an account with us and you have authorized telephone exchanges, you may call to open an account in another AFBA 5Star Fund by exchange ($500 minimum). The names and registrations on the accounts must be identical.

HOW TO ADD TO AN ACCOUNT
------------------------

You may make investments ($100 minimum) by telephone. After we have received your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and participating banks.



BY MAIL
-------

INITIAL PURCHASES AND ALL REDEMPTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779
Providence, RI 02940

Complete and sign the application which accompanies this Prospectus. Your initial investment must meet the minimum investment requirements. Make your check payable to AFBA 5Star Fund, Inc.

Make your check ($100 minimum) payable to AFBA 5Star Fund, Inc. and mail it to us. Always identify your account number or include the detachable reminder stub (from your confirmation statement).

OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
101 Sabin Street
Pawtucket RI  02860-1427


SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779 Providence, RI 02940

BY WIRE
--------


PNC Bank
Pittsburgh, PA
ABA #031000053
Account Number: 8606905871
FFC: "Name of specific AFBA 5Star Fund"
FBO: "Shareholder name and new account
number"

Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or your account registration will be delayed.

Wire share purchases ($500 minimum) should include the names of each account owner, your account number and the AFBA 5Star Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to PNC Bank.


THROUGH AUTOMATIC TRANSACTION PLANS
--------------------------------------------------------------------------------

You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.

Not applicable.

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

HOW TO SELL SHARES
------------------

You may redeem shares by telephone ($100,000 maximum) if, when you opened your account, you authorized the telephone redemption privilege. If you have not authorized telephone redemptions and wish to do so, please call 1-888-578-2733 for instructions and the appropriate form.

In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. Written redemption requests for $25,000 or more require a medallion signature guarantee. We will send redemption proceeds only to the address of record.

A sale of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see the "How to Redeem Shares" section of this prospectus.

Redemption proceeds ($1,000 minimum) may be wired to your pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

SYSTEMATIC REDEMPTION PLAN:
You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until all your shares are redeemed or until you or the Fund cancels the plan.

HOW TO EXCHANGE SHARES
----------------------

You may exchange shares ($100 minimum or the initial minimum investment requirement) for shares in another AFBA 5Star Fund. The shares being exchanged must have been held in open account for 15 days or more.


In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the name of the AFBA 5Star Fund into which the amount is being transferred.


A sale of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see the "How to Redeem Shares" section of this prospectus.

Not applicable.

---------------------------------------------------------------------
MONTHLY EXCHANGES:
You may authorize monthly exchanges from your account ($100 minimum) to another AFBA 5Star Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
          AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION
We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at 1-800-776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at 1-800-776-2322; or visit our website at WWW.AFBA.COM


CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM

                            AFBA 5STAR BALANCED FUND

                           AFBA 5STAR HIGH YIELD FUND

                            AFBA 5STAR LARGE CAP FUND

                             AFBA 5STAR MID CAP FUND

                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                            AFBA 5STAR SMALL CAP FUND

                           AFBA 5STAR USA GLOBAL FUND



Additional Information



A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus. This prospectus is also on the Funds' website, www.afba.com. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can get free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com.


You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.

You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5STAR
FUND, INC.SM

AFBA 5Star Investment Management Company

909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
WWW.AFBA.COM

Shareholder Inquiries 1-888-578-2733                      INVESTMENT COMPANY ACT


                                                                     file number

AFBA-PROS-ABC-05                                                        811-8035

                         Prospectus dated July 31, 2005


                              AFBA 5STAR FUND, INC.
                              Institutional Series

                                 Class I Shares

SHARES OF THE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

********************************************************************************

PROSPECTUS DATED JULY 31, 2005


AFBA 5STAR FUND, INC.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISER:
                           KORNITZER CAPITAL MANAGEMENT, INC.

                           DISTRIBUTOR:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************
Table of Contents


                                                                         Page

INFORMATION ABOUT THE FUNDS

Investment Objectives and Principal Investment Strategies..................2
Principal Risk Factors.....................................................6
Past Performance...........................................................9
Fees and Expenses..........................................................15
Portfolio Holdings........................................................17
Manager and Sub-Adviser...................................................17
Financial Highlights......................................................21
INFORMATION ABOUT INVESTING
How to Purchase Shares....................................................28
How to Redeem Shares......................................................29
Shareholder Services......................................................30
How Share Price is Determined.............................................30
Distributions and Taxes...................................................31
Additional Policies About Transactions....................................33
Conducting Business with AFBA 5Star Fund..................................38

********************************************************************************
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:


o AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.

o AFBA 5STAR HIGH YIELD FUND - seeks high current income with capital growth as a secondary objective. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.

o AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies, most of which are listed on the New York Stock Exchange. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

o AFBA 5STAR MID CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase. The Fund's sub-adviser generally expects the average weighted market capitalization to be in the $3 billion to $5 billion range.

o        AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth.
         To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.


         [Begin   Callout] MARKET CAPITALIZATION: How much a company is
         considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]


o AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase.

o AFBA 5STAR USA GLOBAL FUND - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries.

Each Fund's principal investment strategies are described below:


o AFBA 5STAR BALANCED FUND - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Under normal circumstances, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

o AFBA 5STAR HIGH YIELD FUND - uses extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.


o AFBA 5STAR LARGE CAP FUND - invests in large cap companies that meet specific cash flow criteria and/or are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. The cash flow criteria used by the sub-adviser focuses on consistency and predictability of cash generation. Separately, long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.

o AFBA 5STAR MID CAP FUND - identifies long-term trends with the aim of investing in mid cap companies that the sub-adviser believes should have favorable operating environments during the three to five years after purchase. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; and
         3) rigorous valuation analysis. The Fund may have a significant amount of assets in the technology sector.


o AFBA 5STAR SCIENCE & TECHNOLOGY FUND - selects stocks that the sub-adviser believes have prospects for above average earnings based on intensive fundamental research, as well as companies with long-term growth potential. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

         o        Electronics, including hardware, software and components;
         o        Communications;
         o        E-commerce;
         o        Information;
         o        Media;
         o        Life sciences and healthcare;
         o        Environmental services;
         o        Chemicals and synthetic materials; and
         o        Defense and aerospace.


o AFBA 5STAR SMALL CAP FUND - targets a mix of "value" and "growth" small cap companies. Generally, value stocks typically include stocks of companies that are priced at relatively low ratios of price-to-earnings or price-to-book value, and they also focus on companies believed to be coming out of industry downturns. Growth stocks usually sell at high ratios of price-to-earnings or price-to-book value but have high earnings growth rates. The sub-adviser identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and
         3) rigorous valuation analysis.

o AFBA 5STAR USA GLOBAL FUND - identifies companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; 3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.

         Each Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reinvest assets in more promising investment opportunities.


         TEMPORARY INVESTMENTS-The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

         INVESTMENT OBJECTIVE AND POLICY CHANGES - The investment objectives and policies described above indicate how the Funds are managed. The objectives and policies of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds are fundamental, which means they may only be changed if both the Board of Directors and shareholders approve the change. The objectives and policies of the AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may be changed by the Board without shareholder approval. With respect to a Fund's policy of investing, where under normal circumstances, at least 80% of its net assets are invested in the types of securities suggested by the Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

********************************************************************************
         [Begin Callout] DIVERSIFICATION: A technique to reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]


PRINCIPAL RISK FACTORS

--------------------------------------------------------------------------------



         MARKET RISKS - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.


         A Fund's success depends largely on the sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."


         DEBT RISKS - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

         HIGH YIELD RISKS - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (so-called "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.


         INTERNATIONAL RISKS - International investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the U.S. and denominated in U.S. dollars. While this eliminates direct foreign investment, the companies the Fund invests in will experience these risks in their day-to-day business dealings. These risks are inherently passed on to the company's shareholders and in turn, to the Fund's shareholders.


         LARGE CAP COMPANY RISKS - The AFBA 5Star Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.

         MID CAP COMPANY RISKS - The AFBA 5Star Mid Cap Fund invests primarily in mid cap COMPANIES. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.


         SMALL CAP COMPANY RISKS - The AFBA 5Star Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser tries to minimize this risk by investing in stocks that are readily bought and sold.

         SECTOR RISKS - Since the AFBA 5Star Science & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may, to the extent they focus on technology related industries, be more volatile than a fund that does not invest significantly in technology related industries.


         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS - The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in mortgage- backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.



         MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS - The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


********************************************************************************
PAST PERFORMANCE
--------------------------------------------------------------------------------


The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class I Shares of each Fund for each full calendar year since commencement of operations. The tables show each Fund's average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

********************************************************************************
AFBA 5STAR BALANCED FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        1998                  (0.38%)
        1999                   6.67%
        2000                  11.18%
        2001                   2.50%
        2002                 (14.83%)
        2003                  26.48%
        2004                  13.99%

Year-to-Date Return as of June 30, 2005 = 1.56%
Best Quarter: Quarter Ended June 30, 2003 = 13.50%
Worst Quarter: Quarter Ended September 30, 2001 = (13.52%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------- ------------ -------------- --------------------------
                                                                                                         ANNUALIZED TOTAL RETURN
                                                                               1 YEAR       5 YEARS         SINCE INCEPTION(1)
-------------------------------------------------------------------------- ------------ -------------- --------------------------
AFBA 5Star Balanced Fund


Return before taxes....................................................        13.99%        6.95%                6.65%

Return after taxes on distributions....................................        12.49%        5.58%                5.18%

Return after taxes on distributions and sale of shares.................         9.04%        5.13%                4.81%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)..        10.88%       (2.30)%               6.39%


Lipper Balanced Fund Index (reflects no deduction for fees, expenses or

taxes)(3)..............................................................         8.99%        2.95%                6.57%

-------------------------------------------------------------------------- ------------ -------------- --------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.


(2) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(3) THE LIPPER BALANCED FUND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE 30 LARGEST MUTUAL FUNDS WHOSE PRIMARY OBJECTIVE IS TO CONSERVE PRINCIPAL BY MAINTAINING AT ALL TIMES A BALANCED PORTFOLIO OF BOTH STOCKS AND BONDS. TYPICALLY THE STOCK/BOND RATIO OF FUNDS IN THE INDEX RANGES AROUND 60%/40%. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT

     DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR HIGH YIELD FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR



        1998                       (5.98%)
        1999                        2.32%
        2000                        7.71%
        2001                        9.95%
        2002                        2.48%
        2003                       20.23%
        2004                        8.39%

Year-to-Date Return as of June 30, 2005 = (1.09%)
Best Quarter: Quarter Ended June 30, 2003 = 8.51%
Worst Quarter: Quarter Ended September 30, 1998 = (6.27%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------- ------------- --------------- --------------------------
                                                                                                           ANNUALIZED TOTAL RETURN
                                                                               1 YEAR        5 YEARS          SINCE INCEPTION(1)
-------------------------------------------------------------------------- ------------- --------------- --------------------------
AFBA 5Star High Yield Fund


Return before taxes....................................................         8.39%          9.60%                 6.60%

Return after taxes on distributions....................................         7.08%          6.67%                 3.83%

Return after taxes on distributions and sale of shares.................         5.51%          6.37%                 3.86%


Merrill Lynch High Yield Bond Index (reflects no deduction for fees,

expenses or taxes)(2)..................................................        10.76%          7.31%                 6.58%


Lipper High Yield Fund Index (reflects no deduction for fees, expenses

or taxes)(3)...........................................................        10.34%          3.99%                 4.39%

-------------------------------------------------------------------------- ------------- --------------- ---------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.


(2) THE MERRILL LYNCH HIGH YIELD BOND INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 1,200 HIGH YIELD BONDS REPRESENTATIVE OF THE HIGH YIELD BOND MARKET AS A WHOLE. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



(3) THE LIPPER HIGH YIELD FUND INDEX IS A WIDELY RECOGNIZED INDEX OF MUTUAL FUNDS THAT INVEST PRIMARILY IN HIGH YIELD BONDS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR LARGE CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR



        1998                        6.37%
        1999                       13.23%
        2000                       20.18%
        2001                      (15.08%)
        2002                      (25.61%)
        2003                       30.09%
        2004                        7.82%

Year-to-Date Return as of June 30, 2005 =  (3.64%)
Best Quarter: Quarter Ended June 30, 2003 = 20.10%
Worst Quarter: Quarter Ended September 30, 2001 = (20.03%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------- ------------- -------------- --------------------------
                                                                                                          ANNUALIZED TOTAL RETURN
                                                                               1 YEAR        5 YEARS         SINCE INCEPTION(1)
-------------------------------------------------------------------------- ------------- -------------- --------------------------
AFBA 5Star Large Cap Fund


Return before taxes....................................................         7.82%          1.27%                4.61%

Return after taxes on distributions....................................         7.79%          1.10%                4.40%

Return after taxes on distributions and sale of shares.................         5.08%          0.99%                3.87%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...        10.88%         (2.30%)               6.39%

-------------------------------------------------------------------------- ------------- -------------- --------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.


(2) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR MID CAP FUND
--------------------------------------------------------------------------------


ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR



        2003                       43.92%
        2004                       15.94%

Year-to-Date Return as of June 30, 2005 = 1.52%
Best Quarter: Quarter Ended June 30, 2003 = 22.91%
Worst Quarter: Quarter Ended September 30, 2002 = (18.69%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

------------------------------------------------------------------------- ----------------- -----------------------------
                                                                                              ANNUALIZED TOTAL RETURN
                                                                               1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- ----------------- -----------------------------
AFBA 5Star Mid Cap Fund


Return before taxes............................................................15.94%                  11.74%

Return after taxes on distributions............................................15.66%                  11.64%

Return after taxes on distributions and sale of shares.........................10.50%                  10.08%

S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or             16.48%
taxes)(2).......................................................................                        9.38%
------------------------------------------------------------------------- ----------------- -----------------------------


(1)......INCEPTION DATE OF THE FUND = MAY 1, 2002.


(2) THE S&P 400 MID CAP INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX OF 400 MEDIUM-CAPITALIZATION STOCKS DESIGNED TO MEASURE THE MID-SIZE COMPANY SEGMENT OF THE U.S. MARKETS. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        2002                      (38.79%)
        2003                       63.38%
        2004                       11.65%

Year-to-Date Return as of June 30, 2005= (4.26%)
Best Quarter: Quarter Ended June 30, 2003 = 29.29%
Worst Quarter: Quarter Ended June 30, 2002 = (30.93%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

------------------------------------------------------------------------- ----------------- -----------------------------
                                                                                              ANNUALIZED TOTAL RETURN
                                                                               1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- ----------------- -----------------------------
AFBA 5Star Science & Technology Fund


Return before taxes............................................................11.65%                  7.84%

Return after taxes on distributions............................................11.62%                  7.83%

Return after taxes on distributions and sale of shares.........................7.61%                   6.74%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...........10.88%                  5.06%

Lipper Science & Technology Fund Index (reflects no deduction for fees,
expenses or taxes)(3)...........................................................4.11%                  1.27%


------------------------------------------------------------------------- ----------------- -----------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 12, 2001.

(2) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER SCIENCE & TECHNOLOGY FUND INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING MUTUAL FUNDS (BASED ON NET ASSETS) IN THE LIPPER SCIENCE AND TECHNOLOGY CLASSIFICATION. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX. THE INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR SMALL CAP FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        2002                     (26.35%)
        2003                       51.41%
        2004                       23.71%

Year-to-Date Return as of June 30, 2005 = (0.99%)
Best Quarter: Quarter Ended June 30, 2005 = 30.88%
Worst Quarter: Quarter Ended September 30, 2002 = (22.78%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

------------------------------------------------------------------------- ----------------- -----------------------------
                                                                                              ANNUALIZED TOTAL RETURN
                                                                               1 YEAR            SINCE INCEPTION(1)
------------------------------------------------------------------------- ----------------- -----------------------------
AFBA 5Star Small Cap Fund


Return before taxes............................................................23.71%                  17.21%

Return after taxes on distributions............................................23.70%                  17.19%

Return after taxes on distributions and sale of shares.........................15.43%                  14.97%


S&P 600 Small Cap Index (reflects no deduction for fees, expenses or

taxes)(2)......................................................................22.65%                  17.47%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(3)....................................................................16.98%                 12.28%

------------------------------------------------------------------------- ----------------- -----------------------------

(1)  INCEPTION DATE OF THE FUND = OCTOBER 15, 2001.

(2) THE S&P 600 SMALL CAP INDEX IS A MARKET VALUE WEIGHTED INDEX CONSISTING OF 600 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE PERFORMANCE OF THE S&P 600 SMALL CAP INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.


(3) THE LIPPER SMALL CAP FUND INDEX IS COMPRISED OF THE TOP 25-30 MANAGED MUTUAL FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) LESS THAN 250% OF THE DOLLAR- WEIGHTED MEDIAN OF THE SMALLEST 500 OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPERCOMPOSITE 1500 INDEX. THE INDEX REFLECTS THE REINVESTMENT IF DIVIDENDS AND CAPITAL GAINS, BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR


        1998                        8.10%
        1999                       32.15%
        2000                        8.73%
        2001                      (10.53%)
        2002                      (27.01%)
        2003                       37.50%
        2004                        6.62%

Year-to-Date Return as of June 30, 2005 = (1.65%)
Best Quarter: Quarter Ended December 31, 1999 = 19.48%
Worst Quarter: Quarter Ended September 30, 2002 = (21.91%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004

-------------------------------------------------------------------------- ------------- --------------- ---------------------------
                                                                                                           ANNUALIZED TOTAL RETURN
                                                                               1 YEAR        5 YEARS          SINCE INCEPTION(1)
-------------------------------------------------------------------------- ------------- --------------- ---------------------------
AFBA 5Star USA Global Fund


Return before taxes....................................................        6.62%          0.81%                 5.79%

Return after taxes on distributions....................................        6.49%          0.60%                 5.59%

Return after taxes on distributions and sale of shares.................        4.31%          0.61%                 4.94%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)...       10.88%        (2.30)%                 6.39%

-------------------------------------------------------------------------- ------------- --------------- ---------------------------

(1)  INCEPTION DATE OF THE FUND = JUNE 3, 1997.

(2) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 LARGE CAPITALIZATION STOCKS WHICH IS DESIGNED TO MEASURE BROAD DOMESTIC SECURITIES MARKETS. THE PERFORMANCE OF THE S&P 500 INDEX REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS BUT DOES NOT REFLECT THE DEDUCTION OF ANY INVESTMENT MANAGEMENT FEES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

********************************************************************************
FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.

                                                                                              AFBA
                                          AFBA        AFBA          AFBA          AFBA       5STAR         AFBA           AFBA
                                         5STAR        5STAR         5STAR         5STAR    SCIENCE &       5STAR          5STAR
                                        BALANCED    HIGH YIELD    LARGE CAP     MID CAP    TECHNOLOGY    SMALL CAP     USA GLOBAL
                                          FUND         FUND          FUND         FUND        FUND          FUND          FUND
------------------------------------- ------------ ------------- ------------- ------------------------ ------------- --------------
Shareholder Fees

(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).       NONE          NONE          NONE          NONE       NONE          NONE          NONE
   Maximum Deferred Sales Charge
     (Load)........................       None          None          None          None       None          None          None
   Maximum Sales Charge (Load)

     Imposed on Reinvested Dividends      None          None          None          None       None          None          None
Redemption Fee (as a percentage of
amount redeemed for shares held
less than 60 days payable to the
Fund)..............................      2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)   2.00%(1)      2.00%(1)      2.00%(1)

Exchange Fee  .....................       None          None          None          None       None          None          None


ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


   Management Fees.................      0.80%         0.80%         0.80%         0.80%      0.80%         0.80%         0.80%
   Distribution (12b-1) Fees.......       None          None          None          None       None          None          None
   Other Expenses..................      1.07%         1.29%         2.42%         5.86%      7.58%         0.81%         1.32%
                                         -----         -----         -----         -----      -----         -----         -----
   Annual Fund Operating Expenses..      1.87%         2.09%         3.22%         6.66%      8.38%         1.61%         2.12%
   Less Fee Reduction/Expense
     Payments(2) ..................      0.79%         1.01%         1.94%         5.38%      7.10%         0.33%         0.84%
                                         -----         -----         -----         -----      -----         -----         -----

   Net Total Annual Fund Operating
     Expenses......................      1.08%         1.08%         1.28%         1.28%      1.28%         1.28%         1.28%
                                         =====         =====         =====         =====      =====         =====         =====

(1) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "How to Redeem Shares" section of this prospectus.

(2) The investment manager has entered into a contractual agreement to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses to 1.08% through July 31, 2006 with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the investment manager has contractually agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses through July 31, 2006 to 1.28% for the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the investment manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the investment manager may seek to recoup amounts it previously reduced or expenses that it paid. The investment manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The investment manager shall be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

********************************************************************************
FEE EXAMPLES
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
                                                 ------------------------------------------------------

AFBA 5Star Balanced Fund(1)                      $  110          $  511          $  937          $2,126
AFBA 5Star High Yield Fund(1)                    $  110          $  557          $1,031          $2,341
AFBA 5Star Large Cap Fund(1)                     $  130          $  810          $1,515          $3,388
AFBA 5Star Mid Cap Fund(1)                       $  130          $1,489          $2,803          $5,902
AFBA 5Star Science & Technology Fund(1)          $  130          $1,810          $3,379          $6,859
AFBA 5Star Small Cap Fund(1)                     $  130          $  476          $  845          $1,883
AFBA 5Star USA Global Fund(1)                    $  130          $  583          $1,062          $2,385

(1) PLEASE NOTE THAT THE MANAGER'S CONTRACTUAL FEE REDUCTION THROUGH JULY 31, 2006 IS REFLECTED IN THE CALCULATION OF THE EXPENSES IN THE 1- YEAR EXAMPLE AND THE FIRST YEAR OF THE 3, 5 AND 10- YEAR EXAMPLES.


THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

********************************************************************************

PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------


A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at 1-888-578-2733, and on the Funds' website at www.afba.com.


Manager and Sub-Adviser


         AFBA 5Star Investment Management Company (the "Manager"), a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2005 had approximately $362 million in total assets. The Manager is a wholly-owned subsidiary of 5Star Financial LLC and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

         The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. KCM is an independent investment advisory firm founded in 1989 that serves a broad variety of individual, corporate and other institutional clients. A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and sub-advisory agreement is available in the Funds' annual report to shareholders for the period ended March 31, 2005.

         The AFBA 5Star Funds are managed by a team of eight portfolio managers supported by an experienced investment analysis and research staff. The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

         JOHN KORNITZER. Mr. Kornitzer is the president and chief investment officer of KCM, and has over 35 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the AFBA 5Star Balanced Fund.


         KENT GASAWAY. Mr. Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with more than 22 years of research and management experience. Previously, Mr. Gasaway spent 10 years with Waddell & Reed Mutual Funds Group. He holds a B.S. degree in Business Administration from Kansas State University. Mr. Gasaway serves as lead portfolio manager of the AFBA 5Star High Yield Fund. He also serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Science & Technology, AFBA 5Star Small Cap, and AFBA 5Star USA Global Funds.

         BOB MALE. Mr. Male is a Chartered Financial Analyst and has more than 16 years of investment research experience. Prior to joining KCM in 1997, he was a senior equity securities analyst with the USAA Investment Management Company mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

         GRANT P. SARRIS. Mr. Sarris joined KCM in 2003 and has more than 13 years of investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002 to 2003 and portfolio manager from 1997 to 2002. Mr. Sarris serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

         WILLIAM KORNITZER. Mr. Kornitzer worked for KCM as a research analyst from 1997 to 2000 and recently rejoined the firm in 2004 as a senior vice president and co-portfolio manager of the AFBA 5Star Large Cap and AFBA 5Star USA Global Funds. He was previously an executive director and portfolio manager at USAA Investment Management Company from 2000 to 2004. Mr. Kornitzer received his B.S. degree in Finance from Virginia Tech and his MBA degree from Drexel University. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 13 years of investment experience.

         ELIZABETH JONES. Ms. Jones joined KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002 to 2003. Ms. Jones received her B.S. degree from Georgetown University, an M.D. from Vanderbilt University, and an MBA degree from Arizona State University. She was a practicing M.D. for over eight years. Ms. Jones serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. She has three years of investment experience and 11 years of healthcare industry experience.

         DAVE CARLSEN. Mr. Carlsen joined KCM in 2004 and is a Chartered Financial Analyst. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. from 2000 to 2004 and also worked for Northern Capital Management Inc. from 1992 to 2000. He received a B.S. degree in finance and investments from the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. Mr. Carlsen has over 13 years of investment experience.

         CLAY BRETHOUR. Mr. Brethour joined KCM in 2000. He previously was an equity research analyst with Security Management Group and Dain Rauscher Wessels. Mr. Brethour holds a B.S. degree in Business-Finance from Kansas State University. Mr. Brethour serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. He has over 13 years of investment experience.

         For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class I Shares to 1.08% of average annual net assets through July 31, 2006, with respect to the AFBA5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class I Shares to 1.28% of average annual net assets, through July 31, 2006, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was reduced or paid.

         The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.


         AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. KCM is located at 5420 W. 61st Place, Shawnee Mission, KS 66205.

********************************************************************************
FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, since inception. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.
--------------------------------------------------------------------------------

********************************************************************************
AFBA 5STAR BALANCED FUND

                                                                                      YEARS ENDED MARCH 31,
                                                                  ---------- ------------ ------------ ------------- -----------

                                                                   2005         2004         2003          2002          2001

---------------------------------------------------------------------------- ------------ ------------ ------------- -----------

Net asset value, beginning of year................................$11.37        $9.14       $11.34        $10.91        $11.49
                                                                  ------        -----       ------        ------        ------


   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income........................................  0.41         0.45         0.29          0.35          0.34
     Net gain (loss) on securities (both realized and unrealized).  0.82         2.23        (2.18)         0.43         (0.45)
                                                                  ------        -----       ------        ------        ------

   Total from investment operations...............................  1.23         2.68        (1.89)         0.78         (0.11)
                                                                  ------        -----       ------        ------        ------


   LESS DISTRIBUTIONS:

     Dividends from net investment income......................... (0.41)       (0.45)       (0.31)        (0.35)        (0.35)
     Distributions from capital gains.............................   ---          ---          ---          ---          (0.12)
                                                                  ------        -----       ------        ------        ------

   Total distributions............................................ (0.41)       (0.45)       (0.31)        (0.35)        (0.47)
                                                                  ------        -----       ------        ------        ------

Net asset value, end of year......................................$12.19       $11.37        $9.14        $11.34        $10.91
                                                                  ======       ======        =====       =======        ======

Total return...................................................... 10.97%       29.61%      (16.71%)        7.28%        (0.98%)
                                                                  ======       ======      ========       =====         =======


RATIOS/SUPPLEMENTAL DATA


Net assets, end of year (in millions).............................   $47          $42          $32           $38           $35
Ratio of expenses to average net assets...........................  1.08%        1.08%        1.08%         1.08%         1.06%
Ratio of net investment income to average net assets..............  3.49%        4.18%        3.06%         3.06%         4.05%
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers..............................  1.87%        2.22%        2.42%         1.74%         1.10%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers.................. 2.70%         3.04%        1.72%         2.40%         4.01%
Portfolio turnover rate...........................................   27%           43%          33%           17%           28%


********************************************************************************
AFBA 5STAR HIGH YIELD FUND

                                                                                            YEARS ENDED MARCH 31,
                                                                   ------------- ------------- ------------- ------------- --------

                                                                       2005          2004          2003          2002          2001

------------------------------------------------------------------ ------------- ------------- ------------- ------------- --------

Net asset value, beginning of year................................    $9.23         $8.04         $8.26         $8.81         $8.72
                                                                      -----         -----         -----         -----         -----


   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income........................................     0.29          0.37          0.54          0.76          0.84
     Net gain (loss) on securities (both realized and unrealized).    (0.06)         1.20         (0.23)        (0.41)         0.27
                                                                      -----         -----         -----         -----         -----

   Total from investment operations...............................     0.23          1.57          0.31          0.35          1.11
                                                                      -----         -----         -----         -----         -----


   LESS DISTRIBUTIONS:

     Dividends from net investment income.........................    (0.29)        (0.38)        (0.53)        (0.79)        (0.87)
     Distributions from capital gains.............................    (0.04)         ---           ---          (0.02)        (0.15)
     Return of capital............................................     ---           ---           ---          (0.09)         ---
                                                                      -----         -----         -----         -----         -----

   Total distributions............................................    (0.33)        (0.38)        (0.53)        (0.90)        (1.02)
                                                                      -----         -----         -----         -----         -----

Net asset value, end of year......................................    $9.13         $9.23         $8.04         $8.26         $8.81
                                                                      =====         =====         =====         =====         =====

Total return .....................................................    2.54%         19.80%         4.11%         4.18%        13.49%
                                                                      =====         =====         =====         =====         =====


RATIOS/SUPPLEMENTAL DATA


Net assets, end of year (in millions).............................      $12           $12           $10            $9            $8
Ratio of expenses to average net assets...........................     1.08%         1.08%         1.08%         1.08%         1.06%
Ratio of net investment income to average net assets..............     3.18%         4.20%         6.72%         8.82%        10.55%
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers..............................     2.09%         2.82%         4.57%         3.68%         1.19%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers..................     2.17%         2.46%         3.23%         6.22%        10.42%
Portfolio turnover rate...........................................       47%           44%           36%           34%           36%


********************************************************************************
AFBA 5STAR LARGE CAP FUND

                                                                                        YEARS ENDED MARCH 31,
                                                                   -----------------------------------------------------------------

                                                                     2005          2004          2003          2002          2001

------------------------------------------------------------------ ----------- ------------- ------------- ------------- -----------

Net asset value, beginning of year................................. $12.55        $8.94         $13.00        $12.76        $14.76
                                                                    ------        -----         ------        ------        ------


   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income (loss)..................................   0.02        (0.03)          0.02         (0.03)         0.03
     Net gain (loss) on securities (both realized and unrealized)..   0.16         3.66          (4.08)         0.27         (1.43)
                                                                    ------        -----         ------        ------        ------

   Total from investment operations.................................. 0.18         3.63          (4.06)         0.24         (1.40)
                                                                    ------        -----         ------        ------        ------


   LESS DISTRIBUTIONS:

     Dividends from net investment income..........................  (0.01)       (0.02)           ---           ---         (0.02)
     Distributions from capital gains..............................    ---           ---           ---           ---         (0.31)
     Return of capital.............................................    ---           ---           ---           ---         (0.27)
                                                                    ------        -----         ------        ------        ------

   Total distributions.............................................  (0.01)       (0.02)           ---           ---         (0.60)
                                                                    ------        -----         ------        ------        ------

Net asset value, end of year....................................... $12.72       $12.55          $8.94        $13.00        $12.76
                                                                    ======       ======         ======        ======        ======

Total return.......................................................   1.45%       40.60%        (31.23%)        1.88%        (9.97%)
                                                                    ======       ======         ======        ======        ======


RATIOS/SUPPLEMENTAL DATA


Net assets, end of year (in millions)..............................    $20         $22           $15           $22           $20
Ratio of expenses to average net assets ...........................   1.28%        1.08%         1.08%         1.08%         1.06%
Ratio of net investment income (loss) to average net assets .......   0.16%       (0.08%)        0.18%        (0.21%)        0.14%
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers ..............................   3.22%        3.29%         3.63%         2.25%         1.09%
Ratio of net investment income (loss) to average net assets
   before contractual expense reimbursement and waivers ...........  (1.78)%       (2.29%)       (2.37%)       (1.38%)        0.11%
Portfolio turnover rate............................................     24%         45%           13%           11%           29%


********************************************************************************
AFBA 5STAR MID CAP FUND

                                                                                                     FOR THE
                                                                                                   PERIOD FROM
                                                                             YEARS ENDED          MAY 1, 2002*
                                                                             MARCH 31,              THROUGH
                                                                          -------------------       MARCH 31,
                                                                           2005         2004          2003

------------------------------------------------------------------------ ----------------------------------------


Net asset value, beginning of period ................................     $12.80       $ 7.77       $10.00
                                                                          ------       ------       ------

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ............................................      (0.09)       (0.07)       (0.04)
     Net loss on securities (both realized and unrealized) ..........       0.39         5.10        (2.19)
                                                                          ------       ------       ------
   Total from investment operations .................................       0.30         5.03        (2.23)
                                                                          ------       ------       ------

   LESS DISTRIBUTIONS:
     Distributions from capital gains ...............................      (0.14)          --           --
                                                                          ------       ------       ------

   Total distributions ..............................................      (0.14)          --           --
                                                                          ------       ------       ------

Net asset value, end of period ......................................     $12.96       $12.80       $ 7.77
                                                                          ======       ======       ======

Total return** ......................................................       2.31%       64.74%      (22.30%)
                                                                          ======       ======       ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions) .............................     $    3       $    3       $    1
Ratio of expenses to average net assets*** ..........................       1.28%        1.23%        1.08%
Ratio of net investment loss to average net assets*** ...............      (0.66%       (0.74%)      (0.56%)
Ratio of expenses to average net assets before contractual ..........
   expense reimbursement and waivers*** .............................       6.66%       17.78%       27.90%
Ratio of net investment loss to average net assets before contractual
   expense reimbursement and waivers*** .............................      (6.04%)     (17.29%)     (27.38%)
Portfolio turnover rate .............................................         18%          22%          11%

*      COMMENCEMENT OF OPERATIONS.
**     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR SCIENCE & TECHNOLOGY FUND



                                                                                  FOR THE PERIOD
                                                                                       FROM
                                                                                    OCTOBER 12,
                                                                                       2001*
                                                                  YEARS ENDED         THROUGH
                                                                   MARCH 31,         MARCH 31,
                                                               -----------------------------------------------------
                                                                      2005              2004              2003              2002
--------------------------------------------------------------- ----------------- ----------------- ----------------- ------------
Net asset value, beginning of period............................... $12.49              $6.76             $11.38            $10.00
                                                                    ------              -----             ------            ------


   INCOME FROM INVESTMENT OPERATIONS:

     Net investment loss...........................................  (0.09)             (0.08)             (0.04)            (0.03)
     Net gain (loss) on securities (both realized and
       unrealized).................................................  (0.64)              5.81              (4.58)             1.41
                                                                                         ----             ------             -----

   Total from investment operations................................  (0.74)              5.73              (4.62)             1.38
                                                                     -----               ----             ------             -----

   LESS DISTRIBUTIONS:
     Distributions from capital gains..............................  (0.02)              --                   --                --
                                                                     -----               --                   --                --

   Total distributions.............................................  (0.02)              --                   --                --
                                                                     -----               --                   --                --

Net asset value, end of period..................................... $11.73             $12.49              $6.76            $11.38
                                                                    ======             ======              =====            ======

Total return**.....................................................  (5.93)%            84.76%            (40.60%)           13.80%
                                                                    ======             ======            =======            ======


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)............................     $4                 $5                 $2                $4
Ratio of expenses to average net assets***.........................   1.28%              1.23%              1.08%             1.08%
Ratio of net investment loss to average net assets***..............  (0.65%)            (0.78%)            (0.60%)           (0.70%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers***............................   8.38%             10.53%             14.87%             6.37%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers***................  (7.75%)           (10.08%)           (14.39%)           (5.99%)
Portfolio turnover rate..............................................  .48%                44%                19%                5%


*      COMMENCEMENT OF OPERATIONS.
**     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR SMALL CAP FUND


                                                                                                                  FOR THE PERIOD
                                                                                                                       FROM
                                                                                                                    OCTOBER 15,
                                                                                                                        2001*
                                                                         FOR THE YEARS ENDED MARCH 31,               THROUGH
                                                             ---------------------------------------------------     MARCH 31,
                                                                  2005               2004               2003            2002
----------------------------------------------------------- ------------------ ------------------ -------------- -------------------
Net asset value, beginning of period........................     $15.18              $8.29             $12.62           $10.00
                                                                 ------              -----             ------           ------


   INCOME FROM INVESTMENT OPERATIONS:

     Net investment loss....................................      (0.09)             (0.09)             (0.02)           (0.03)
     Net gain (loss) on securities (both realized and
       unrealized)..........................................       0.60               7.03              (4.31)            2.65
                                                                                      ----              ------            ----
   Total from investment operations.........................       0.51               6.94              (4.33)            2.62
                                                                   ----               ----              ------            ----


   LESS DISTRIBUTIONS:

     Dividends from realized gains..........................      (0.01)             (0.05)               ---              ---
                                                                 ------             ------                ---              ---
     Total Distributions....................................      (0.01)             (0.05)               ---              ---
                                                                 ------             ------                ---              ---

Net asset value, end of period..............................     $15.68             $15.18              $8.29           $12.62
                                                                 ======             ======              =====           ======

Total return**..............................................       3.36%             83.80%            (34.31%)          26.20%
                                                                  =====             ======            ========          ======


RATIOS/SUPPLEMENTAL DATA


Net assets, end of period (in millions).....................         $7                 $7                 $3               $4
Ratio of expenses to average net assets***..................       1.28%              1.23%              1.08%            1.08%
Ratio of net investment loss to average net assets***.......      (0.55%)            (0.80%)            (0.59%)          (0.60%)
Ratio of expenses to average net assets before
   contractual expense reimbursement and waivers***.........       1.61%              4.31%              7.28%            6.06%
Ratio of net investment loss to average net assets before
   contractual expense reimbursement and waivers***.........      (0.88%)            (3.88%)            (6.79%)          (5.58%)
Portfolio turnover rate.....................................         26%                23%                26%               0%


*      COMMENCEMENT OF OPERATIONS.
**     TOTAL RETURN NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
***    ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND

                                                                                      YEARS ENDED MARCH 31,
                                                             ---------------------------------------------------------------------
                                                                 2005          2004           2003           2002          2001
                                                             ------------- -------------- -------------- ------------- -----------
Net asset value, beginning of year...........................   $14.17         $9.54         $14.23         $13.08         $16.90
                                                                ------         -----         ------         ------         ------


   INCOME FROM INVESTMENT OPERATIONS:

     Net investment income (loss)............................     0.05           ---          (0.02)         (0.06)          0.01
     Net gain (loss) on securities (both realized and
       unrealized)...........................................    (0.27)         4.63          (4.67)          1.21          (3.22)
                                                                                ----          -----           ----         ------

   Total from investment operations..........................    (0.22)         4.63          (4.69)          1.15          (3.21)
                                                                ------          ----          -----           ----         ------


   LESS DISTRIBUTIONS:

     Dividends from net investment income....................    (0.05)          ---            ---            ---            ---
     Distributions from capital gains........................      ---           ---            ---            ---          (0.55)
     Return of capital.......................................      ---           ---            ---            ---          (0.06)
                                                                   ---           ---            ---            ---          ------

   Total distributions.......................................    (0.05)          ---            ---            ---          (0.61)
                                                                ------           ---            ---            ---         ------

Net asset value, end of year.................................   $13.90        $14.17          $9.54         $14.23         $13.08
                                                                ======        ======          =====         ======         ======

Total return ................................................    (1.55%)       48.53%        (32.96%)         8.79%        (19.34%)
                                                               =======        ======        =======          =====         ======


RATIOS/SUPPLEMENTAL DATA


Net assets, end of year (in millions)........................      $40           $42            $28            $42            $38
Ratio of expenses to average net assets......................     1.28%         1.08%          1.08%          1.08%          1.06%
Ratio of net investment income (loss) to average net assets..     0.37%         0.04%         (0.19%)        (0.44%)        (0.08%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers.........................     2.12%         2.32%          2.49%          1.73%          1.07%

Ratio of net investment income (loss) to average net assets
   before contractual expense reimbursement and waivers......    (0.47%)       (1.20%)        (1.60%)        (1.09%)        (0.09%)
Portfolio turnover rate......................................       37%           23%            11%            13%            14%


********************************************************************************
HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

         CLASS I SHARES OF EACH FUND ARE OFFERED PRIMARILY FOR INVESTORS IN DEFINED BENEFIT PLANS, EMPLOYEE BENEFIT TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS AND INSTITUTIONS AS WELL AS TO MEMBERS, ELIGIBLE MEMBERS, AND EMPLOYEES OF AFBA, THE 5STAR ASSOCIATION AND ITS AFFILIATED COMPANIES ON A DIRECT BASIS. ALL SHAREHOLDERS HOLDING CLASS I SHARES OF A FUND IN AN EXISTING ACCOUNT MAY CONTINUE TO PURCHASE ADDITIONAL CLASS I SHARES OF THE FUND IN EITHER AN EXISTING ACCOUNT OR THROUGH THE DIRECT ESTABLISHMENT OF A NEW ACCOUNT.

         NO LOAD FUNDS
         There are no sales commissions or Rule 12b-1 distribution fees.


         HOW TO BUY SHARES (see chart on page 38 for details)
         By phone, mail or wire
         Through Automatic Monthly Investments


         MINIMUM INITIAL INVESTMENT
         $1.5 million. The minimum initial investment is reduced to $500 ($250 for IRAs and Uniform Transfers (Gifts) to Minors accounts) for members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies.

         MINIMUM ADDITIONAL INVESTMENT
         $100 by mail
         $100 by telephone (ACH)
         $500 by wire
         $50 for Automatic Monthly Investment Plan

         MINIMUM INITIAL INVESTMENT AMOUNT WAIVERS
         The minimum initial investment may be waived for defined benefit plans, employee benefit trusts, endowments, foundations, corporations and institutions if the entity's total assets available for investment exceed $5 million. The minimum investment amount may be waived for any individual or entity at the discretion of the officers of the Company.

         MINIMUM ACCOUNT SIZE
         You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.

********************************************************************************
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

         You may withdraw from your account at any time in the following amounts:
         o     any amount for redemptions requested by mail, phone or telegraph
         o     $1,000 or more for redemptions wired to your account ($10 fee)
         o $50 or more for redemptions by a systematic redemption plan (there may be a fee)
         o $50 or more for redemptions by automatic monthly exchange to another Fund
         o $100 or more via ACH; there is no fee but proceeds may take 4 days to reach your account


         REDEMPTION FEE
         The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

         The 2% redemption fee will not be charged on the following transactions:
         o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.
         o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Manager.
         o     Redemption of shares acquired through dividend reinvestment.
         o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy"
               plan), as described in the prospectus.
         o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under
               Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.

         Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.


********************************************************************************
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

         The following services are also available to shareholders. Please call 1-800-243-9865 for more information.

         o     UNIFORM TRANSFERS (GIFTS) TO MINORS ACCOUNTS

         o     ACCOUNTS FOR CORPORATIONS OR PARTNERSHIPS

         o SUB-ACCOUNTING SERVICES FOR KEOGH, TAX QUALIFIED RETIREMENT PLANS, AND OTHERS

         o PROTOTYPE RETIREMENT PLANS FOR THE SELF-EMPLOYED, PARTNERSHIPS AND CORPORATIONS

         o     TRADITIONAL IRA ACCOUNTS

         o     ROTH IRA ACCOUNTS

         o     COVERDELL EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS)

         o     SIMPLIFIED EMPLOYEE PENSIONS (SEPS)

         o     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE PLAN)

********************************************************************************
HOW SHARE PRICE IS DETERMINED
--------------------------------------------------------------------------------

         Shares of each Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund. In the case of certain financial institutions that have made satisfactory payment or redemption arrangements with the Funds, orders may be processed at the net asset value per share next effective after receipt by that institution.


         The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.


         Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.


         Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.


********************************************************************************
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         So long as each Fund continues to qualify to be taxed as a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. All Dividends and capital gain distributions paid to retirement plan shareholders will automatically be reinvested. Your distributions will be reinvested automatically in additional shares of a Fund, unless you have elected on your original application, or by written instructions filed with the Funds, to have them paid in cash. We automatically reinvest all dividends under $10.00 in additional shares of a Fund. There are no fees or sales charges on reinvestments.

         The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

         TAX CONSIDERATIONS - In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


         For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.


         If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

         When you redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a redemption.


         Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


********************************************************************************
ADDITIONAL POLICIES ABOUT TRANSACTIONS


         -----------------------------------------------------------------------
         We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

         CUSTOMER IDENTIFICATION - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

         PURCHASES - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.

         REDEMPTIONS - We try to send proceeds as soon as practical. In any event, we send proceeds by the third business day after we receive a properly completed request. We cannot accept requests that contain special conditions or effective dates. We may request additional documentation to ensure that a request is genuine. Under certain circumstances, we may pay you proceeds in the form of portfolio securities owned by the Fund being redeemed. If you receive securities instead of cash, you will incur brokerage costs when converting the securities into cash, and will bear market exposure until such conversion.

         If you request a redemption within 15 days of purchase, we will delay sending your proceeds until we have collected unconditional payment, which may take up to 15 days from the date of purchase. For your protection, if your account address has been changed within the last 30 days, your redemption request must be in writing and signed by each account owner, with signature guarantees. The right to redeem shares may be temporarily suspended in emergency situations only as permitted under federal law.

         If you effect a redemption via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be deducted directly from your redemption proceeds. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.


         MARKET TIMERS AND FREQUENT TRADING - While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

         Frequent purchases and redemptions of a Fund's shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio, negatively impairing a Fund's performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

         The Funds' Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders(before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within [60] days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

         The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor's trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

         For direct (networked) accounts where transaction information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Funds, the Manager or their agents will seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

         The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

         The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

         Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

         The policy applies uniformly to all investors, except as described in the following circumstances: Exemptions to the Funds' policy defining someone as a market timer may only be granted by the Funds' Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual; Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders. Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.


         INTERNET ACCOUNT ACCESS - For your convenience the Funds offer Internet Account Access so that you may access your account online, 24 hours a day, 7 days a week. You may review your account balance, purchase or redeem Fund shares (online redemptions are not available for IRA accounts), or make exchanges between different AFBA 5Star Funds. Please note that there is a one-business day delay in the effective date of purchases placed over the Internet.

         To register for Internet Account Access, please call the Funds (toll-free) at (888) 578-2733. Shareholders who have registered for this service may access their account by visiting the AFBA 5Star Funds' website at www.afba.com.

         SIGNATURE GUARANTEES - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call (888) 578-2733 for information on obtaining a signature guarantee.

         CORPORATIONS, TRUSTS AND OTHER ENTITIES - Additional documentation is normally required for corporations, fiduciaries and others who hold shares in a representative or nominee capacity. We cannot process your request until we have all documents in the form required. Please call us first to avoid delays.

         EXCHANGES TO ANOTHER AFBA 5STAR FUND - You must meet the minimum investment requirement of the AFBA 5Star Fund into which you are exchanging. The names and registrations on the two accounts must be identical. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares. You should review the prospectus of the Fund being purchased. Call us at 888-578-2733 for a free copy.


         TELEPHONE SERVICES - During periods of increased market activity, you may have difficulty reaching us by telephone. If this happens, contact us by mail. We may refuse a telephone request including a telephone redemption request. We will use reasonable procedures to confirm that telephone instructions are genuine. If such procedures are followed and we reasonably believe the instructions are genuine, the Funds are not liable for losses due to unauthorized or fraudulent instructions. At our option, we may limit the frequency or the amount of telephone redemption requests. Neither the Funds nor PFPC Inc., the Funds' transfer agent, assumes responsibility for the authenticity of telephone redemption requests.

********************************************************************************
CONDUCTING BUSINESS WITH AFBA 5STAR FUND
--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
1-888-578-2733

You must authorize each type of telephone transaction on your account application or the appropriate form, available from us. All account owners must sign. When yu call,we may request personal identification and tape record the call.

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

If you already have an account with us and you have authorized telephone exchanges, you may call to pen an account in another AFBA 5Star Fund by exchange ($500 minimum). The names and registrations on the accounts must be identical.

HOW TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------

You may make investments ($100 minimum) by telepone. After we have received your telephone call, we will deduct from your checking account the cost of the shares.

Availability of this service is subject to approval by the Funds and participating banks.

BY MAIL
--------------------------------------------------------------------------------


INITIAL PURCHASES AND ALL REDEMPTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779
Providence, RI 02940

OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
101 Sabin Street
Pawtucket, RI  02860-1427

SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P.O. Box 9779 Providence, RI 02940


Complete and sign the application which accompanies this Prospectus. Your initial investment must meet the minimum in vestment requirements. Make your check payable to AFBA 5Star Fund, Inc.

Make your check ($100 minimum) payable to AFBA 5Star Fund, Inc. and m,ail it to us. Always identify your account number or include the detachable reminder stub (from your confirmation statement).

BY WIRE
--------------------------------------------------------------------------------
PNC Bank
Pittsburgh, PA
ABA #031000053
Account Number: 8606905871
FFC:  "Name of specific AFBA
5Star Fund"
FBO:  "Shareholder name and new
account number"


Call us first to get an account number. We will require information such as your Social Security or Taxpayer Identification Number, the amount being wired ($500 minimum), and the name and telephone number of the wiring bank. Then tell your bank to wire the amount. You must send us a completed application as soon as possible or your account registration will be delayed.

Wire share purchases ($500 minimum) should include the names of each account owner, your account number and the AFBA 5Star Fund in which you are purchasing shares. You should notify us by telephone that you have sent a wire purchase order to PNC Bank.

THROUGH AUTOMATIC TRANSACTION PLANS

You must authorize each type of automatic transaction on your account application or complete an authorization form, available from us upon request. All registered owners must sign.

Not applicable.

You may authorize automatic monthly investments in a constant dollar amount ($50 minimum) from your checking account. We will draft your checking account on the same day each month in the amount you authorize.

********************************************************************************
HOW TO SELL SHARES
---------------------------------------------------------------------

You may redeem shares by telephone ($100,000 maximum) if, when you opened your account, you authorized the telephone redemption privilege. If you have not authorized telephone redemptions and wish to do so, please call 1-888-578-2733 for instructions and the appropriate form.


In a letter, include the genuine signature of each registered owner (exactly as registered), the name of each account owner, the account number and the number of shares or the dollar amount to be redeemed. Written redemption requests for $25,000 or more require a medallion signature guarantee. We will send redemption proceeds only to the address of record.

A sale of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see the "How to Redeem Shares" section of this prospectus.


Redemption proceeds ($1,000 minimum) may be wired to your pre-designated bank account. A $10 fee will be deducted. If we receive your written request before 4:00 P.M. (Eastern time) we will normally wire funds the following business day. If we receive your written request after 4:00 P.M. (Eastern time), we will normally wire funds on the second business day. Contact your bank about the time of receipt and availability. If you request redemption checks to be sent via overnight mail, you may be required to pay a $10 fee that will be deducted directly from your redemption proceeds.

HOW TO EXCHANGE SHARES
---------------------------------------------------------------------

You may exchange shares ($100 minimum or the initial minimum investment requirement) for shares in another AFBA 5Star Fund. The shares being exchanged must have been held in open account for 15 days or more.


In a letter, include the genuine signature of each registered owner, the account number, the number of shares or dollar amount to be exchanged ($100 minimum) and the name of the AFBA 5Star Fund into which the amount is being transferred.

A sale of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see the "How to Redeem Shares" section of this prospectus.


Not applicable.

--------------------------------------------------------------------------------
SYSTEMATIC REDEMPTION PLAN:

You may specify a dollar amount ($50 minimum) to be withdrawn monthly or quarterly or have your shares redeemed at a rate calculated to exhaust the account at the end of a specified period. A fee of $1.50 or less may be charged for each withdrawal. You must own shares in an open account valued at $10,000 when you first authorize the systematic redemption plan. You may cancel or change your plan or redeem all your shares at any time. We will continue withdrawals until all your shares are redeemed or until either you or the Fund cancels the plan.

MONTHLY EXCHANGES:

You may authorize monthly exchanges from your account ($100 minimum) to another AFBA 5Star Fund. Exchanges will be continued until all shares have been exchanged or until you terminate the service.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
          AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION
We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at 1-800-776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at 1-800-776-2322; or visit our website at WWW.AFBA.COM


CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at WWW.AFBA.COM. Our policy applies to both current and former customers.

AFFILIATED COMPANIES

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.


                       THIS IS NOT PART OF THE PROSPECTUS.

                             AFBA 5STAR FUND, INC.SM

                            AFBA 5STAR BALANCED FUND

                           AFBA 5STAR HIGH YIELD FUND

                            AFBA 5STAR LARGE CAP FUND

                             AFBA 5STAR MID CAP FUND

                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND

                            AFBA 5STAR SMALL CAP FUND

                           AFBA 5STAR USA GLOBAL FUND

Additional Information



A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. This prospectus is also on the Funds' website, www.afba.com. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com. You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.


You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at PUBLICINFO@SEC.GOV, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5STAR
FUND, INC.SM


AFBA 5Star Investment Management Company


909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
www.afba.com

Shareholder Inquiries 1-888-578-2733                      INVESTMENT COMPANY ACT


                                                                     file number

AFBA-PROS-I-05                                                          811-8035

                         Prospectus dated July 31, 2005


                              AFBA 5Star Fund, Inc.
                                Retirement Series

                                 Class R Shares

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

********************************************************************************

Prospectus dated July 31, 2005


AFBA 5Star Fund, Inc.

                           MANAGER:
                           AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

                           SUB-ADVISER:
                           KORNITZER CAPITAL MANAGEMENT, INC.

                           DISTRIBUTOR:
                           PFPC DISTRIBUTORS, INC.

********************************************************************************
Table of Contents

                                                                           Page

Information About the Funds

Investment Objectives and Principal Investment Strategies.....................3
Principal Risk Factors........................................................7
Past Performance..............................................................9
Fees and Expenses............................................................16
Portfolio Holdings...........................................................18
Manager and Sub-Adviser                                                      18
Financial Highlights.........................................................21
Information About Investing
How to Purchase, Redeem and Exchange Shares..................................29
Information for Plan Participants                                            30
Information for Plan Sponsors and Administrators                             30
Information for IRA Rollover Accounts........................................32
How Share Price is Determined................................................36
Distributions and Taxes......................................................37
Additional Policies About Transactions.......................................38
Distribution and Service Arrangements........................................41

********************************************************************************
Investment Objectives and Principal Investment Strategies
--------------------------------------------------------------------------------

                              The investment objectives and the manner in which the funds within AFBA 5Star Fund, Inc. (the "Company") will pursue their objectives are as follows:

                              o AFBA 5Star Balanced Fund - seeks both long-term capital growth and high current income. To pursue its investment objectives, the Fund invests primarily in domestic common stocks and high-yielding, higher-risk debt securities, preferred stocks and convertible preferred stocks.


                              o AFBA 5Star High Yield Fund - seeks high current income with capital growth as a secondary objective. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in high-yielding, higher-risk debt securities.


                              o AFBA 5Star Large Cap Fund - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic common stocks of large capitalization or "large cap" companies, most of which are listed on the New York Stock Exchange. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.


                              o AFBA 5Star Mid Cap Fund - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities (common stocks, convertibles and warrants) issued by medium-sized or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase. The Fund's sub-adviser generally expects the average weighted market capitalization to be in the $3 billion to $5 billion range.


                              o AFBA 5Star Science & Technology Fund - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks and other domestic equity securities (including convertibles and warrants) of companies expected to benefit from the development, advancement, and use of science and technology.

                              [Begin Callout] Market Capitalization: How much a company is considered to be worth. It equals the number of outstanding shares times the share price. [End Call out]


                              o AFBA 5Star Small Cap Fund - seeks long-term capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in domestic equity securities issued by small capitalization or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of less than $2 billion at the time of purchase.

                              o AFBA 5Star USA Global Fund - seeks capital growth. To pursue its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from global sales and operations. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries.

                              Each Fund's principal investment strategies are described below:

                              o AFBA 5Star Balanced Fund - invests in a combination of domestic common stocks, high-yielding, higher-risk corporate bonds and high-yielding, higher-risk convertible debt securities. The Fund may also invest in government bonds, mortgage-backed securities and asset-backed securities. The allocation of assets invested in each type of security is designed to balance yield income and long-term capital appreciation with reduced volatility of returns. The Fund expects to change its allocation mix over time based on the sub-adviser's view of economic conditions and underlying security values. Under normal circumstances, the sub-adviser will invest at least 25% of the Fund's assets in equity securities and at least 25% in debt securities. Many of the Fund's common stock investments are expected to pay dividends.

                              o AFBA 5Star High Yield Fund - uses extensive fundamental research to identify debt investment opportunities among high-risk, high-yielding securities. Emphasis is placed on relative value and good corporate management. Specifically, the sub-adviser may look at a number of past, present and estimated factors such as: 1) financial strength of the issuer; 2) cash flow; 3) management; 4) borrowing requirements; and 5) responsiveness to changes in interest rates and business conditions.

                              o AFBA 5Star Large Cap Fund - invests in large cap companies that meet specific cash flow criteria and/or are expected to benefit from long-term industry and technological trends that are likely to positively impact company performance. The cash flow criteria used by the sub-adviser focuses on consistency and predictability of cash generation. Separately, long-term trends are identified with the purpose of investing in companies that should have favorable operating environments over the next three to five years. The final stock selection process includes: 1) ongoing fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets invested in the technology sector. Realization of dividend income is a secondary consideration.


                              o AFBA 5Star Mid Cap Fund - identifies long-term trends with the aim of investing in mid cap companies that the sub-adviser believes should have favorable operating environments during the three to five years after purchase. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) company-specific analysis such as product cycles, management, etc.; and 3) rigorous valuation analysis. The Fund may have a significant amount of assets in the technology sector.


                              o AFBA 5Star Science & Technology Fund - selects stocks that the sub-adviser believes have prospects for above average earnings based on intensive fundamental research, as well as companies with long-term growth potential. Portfolio holdings can range from small companies that are developing new technologies to blue chip firms with established track records of developing, producing or distributing products and services in the science and technology industries. The Fund may also invest in companies that are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. The Fund focuses on technology companies which, in the sub-adviser's opinion, have sustainable long-term business models, as well as companies that are likely to benefit from long-term trends identified by the sub-adviser. Some of the industries likely to be represented in the Fund's portfolio are:

                              o Electronics, including hardware, software and
                                components;
                              o Communications;
                              o E-commerce;
                              o Information;
                              o Media;
                              o Life sciences and healthcare;
                              o Environmental services;
                              o Chemicals and synthetic materials; and
                              o Defense and aerospace.

                              o AFBA 5Star Small Cap Fund - targets a mix of "value" and "growth" small cap companies. Generally, value stocks typically include stocks of companies that are priced at relatively low ratios of price-to-earnings or price-to-book value, and they also focus on companies believed to be coming out of industry downturns. Growth stocks usually sell at high ratios of price-to-earnings or price-to-book value but have high earnings growth rates. The sub-adviser identifies smaller companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on: 1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.; and 3) rigorous valuation analysis.

                              o AFBA 5Star USA Global Fund - identifies companies that exhibit consistent or predictable cash generation and/or are expected to benefit from long-term industry or technological trends. The sub-adviser then selects securities based on:
                              1) fundamental analysis of industries and the economic cycle; 2) analysis of company-specific factors such as product cycles, management, etc.;
                              3) rigorous valuation analysis; and 4) the issuer must have substantial international operations. The Fund may have a significant amount of assets invested in the technology sector.


                              Each Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or reinvest assets in more promising investment opportunities.


                              Temporary Investments-The Funds generally hold some cash, short-term debt obligations, government securities or high quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when a Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in such investments for temporary defensive purposes. During those times, a Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets. Also, keep in mind that a temporary defensive strategy still has the potential to lose money.

                              Investment Objective and Policy Changes - The investment objectives and policies described above indicate how the Funds are managed. The objectives and policies of the AFBA 5Star Balanced, AFBA 5Star High Yield, AFBA 5Star Large Cap and AFBA 5Star USA Global Funds are fundamental, which means they may only be changed if both the Board of Directors and shareholders approve the change. The objectives and policies of the AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds may be changed by the Board without shareholder approval. With respect to a Fund's policy of investing, where under normal circumstances, at least 80% of its net assets are invested in the types of securities suggested by the Fund's name, shareholders of such Funds must receive at least 60 days' notice before any change.

                              [Begin Callout] Diversification: A technique to reduce the risks inherent in any investment by investing in a broad range of securities from different industries, locations or asset classes. [end Callout]


********************************************************************************
Principal Risk Factors
--------------------------------------------------------------------------------

                              Market Risks - Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Funds (except the AFBA 5Star High Yield Fund) are normally invested in equity securities, the value of these Funds will likely go up and down. As with an investment in any mutual fund, there is a risk that you could lose money by investing in the Funds.

                              A Fund's success depends largely on the
                              sub-adviser's ability to select favorable investments. Also, different types of investments shift in and out of favor depending on market and economic conditions. For example, at various times stocks will be more or less favorable than bonds, and small cap or mid cap company stocks will be more or less favorable than large cap company stocks. Because of this, the Funds may perform better or worse than other types of funds depending on what is in "favor."


                              Debt Risks - The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates. That is, as interest rates go up, the values of debt securities tend to go down and vice versa. Furthermore, these fluctuations tend to increase as a bond's maturity increases such that a longer term bond will increase or decrease more for a given change in interest rates than a shorter term bond.

                              High Yield Risks - The AFBA 5Star Balanced and AFBA 5Star High Yield Funds invest in lower-rated, high-yielding bonds (so-called "junk bonds"). These bonds have a greater degree of default risk than higher-rated bonds. Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds. Lower-rated securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. Lower-rated securities also tend to have less liquid markets than higher-rated securities. In addition, market prices of lower-rated bonds tend to react more negatively to adverse economic or political changes, investor perceptions or individual corporate developments than the market prices of higher-rated bonds.

                              International Risks - International investing poses additional risks such as currency fluctuation, political instability, less government regulation, less publicly available information, limited trading markets and greater volatility. However, the AFBA 5Star USA Global Fund invests only in U.S. companies traded in the U.S. and denominated in U.S. dollars. While this eliminates direct foreign investment, the companies the Fund invests in will experience these risks in their day-to-day business dealings. These risks are inherently passed on to the company's shareholders and in turn, to the Fund's shareholders.


                              Large Cap Company Risks - The AFBA 5Star Large Cap Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, small cap companies, especially during extended periods of economic expansion.

                              Mid Cap Company Risks - The AFBA 5Star Mid Cap Fund invests primarily in mid cap companies. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. An investment in the Fund may be more suitable for long-term investors, who are willing to bear the risk of these fluctuations. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a mid cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser attempts to minimize this risk by investing in stocks that are readily bought and sold.

                              Small Cap Company Risks - The AFBA 5Star Small Cap Fund invests primarily in small cap companies. Investments in small cap companies often involve greater risks than investing in large cap companies. These companies may not have the management experience, financial resources, product diversification or competitive strengths of large cap companies. As a result, the securities of small cap companies may be more volatile than the securities of larger, more established companies. Thus, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The Fund tries to minimize volatility by diversifying in terms of companies and industries. Small cap company stocks tend to be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if the Fund wants to sell a large quantity of a small cap company's stock it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund's sub-adviser tries to minimize this risk by investing in stocks that are readily bought and sold.

                              Sector Risks - Since the AFBA 5Star Science & Technology Fund is focused on science and technology related industries, it is more concentrated than stock funds invested in a broader range of industries. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may also at times invest significantly in technology related industries. Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The potential for wide variation in performance is based on the special risks common to such companies. For example, products or services that first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. In addition, technology industries can be affected by competition from new market entrants as well as developing government regulations and policies. The level of risk will rise to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management. Therefore, the AFBA 5Star Science & Technology Fund is likely to be more volatile, and the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star USA Global Fund may, to the extent they focus on technology related industries, be more volatile than a fund that does not invest significantly in technology related industries.


                              Mortgage-Backed and Asset-Backed Securities Risks
                              - The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in mortgage-backed and asset-backed securities, which are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, a Fund may have to replace the security by investing the proceeds in a less attractive security. This may reduce a Fund's share price and its income distribution.


                              More Information About the Funds' Investments - The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

********************************************************************************
Past Performance
--------------------------------------------------------------------------------


                              The performance information shown on the following pages provides an indication of the risks of investing in the Funds. The bar charts show the total returns for Class R Shares of each Fund for each full calendar year since inception of the Fund. For periods prior to the inception date of Class R Shares, the total return information is based on the historical performance of each Fund's original class of shares (Class I Shares) since commencement of operations. The tables show each Fund's average annual returns for certain periods compared with those of a relevant, widely recognized benchmark. The returns assume that all dividends and capital gains distributions have been reinvested in new shares of the Fund. A FUND'S PAST PERFORMANCE (BOTH BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL PERFORM IN THE FUTURE.

                              Prior to the inception date of Class R Shares, the performance information is based on the performance of each Fund's original class of shares (Class I Shares) which is not offered in this Prospectus. Different classes of shares generally have substantially similar annual returns because the shares are invested in the same portfolio of securities. Returns for Class R Shares will differ from the original class of shares (Class I Shares) only to the extent that the Class R Shares will have different expenses.

********************************************************************************
AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------



Annual Total Return as of December 31 of Each Year(1), (2)

        1998                  (0.57%)
        1999                   6.40%
        2000                  10.88%
        2001                   1.97%
        2002                 (15.32%)
        2003                  26.31%
        2004                  13.54%

Year-to-Date Return as of June 30, 2005 = 1.37%
Best Quarter: Quarter Ended June 30, 2003 = 13.49%(2)
Worst Quarter: Quarter Ended September 30, 2001 = (13.76%)(2)

Average Annual Total Return as of December 31, 2004


---------------------------------------------------------------------------------  -------- --------- -----------------------------

                                                                                                          Annualized Total Return
                                                                                    1 Year   5 Years        Since Inception(1)

---------------------------------------------------------------------------------  -------- --------- -----------------------------

AFBA 5Star Balanced Fund Return(2)...............................................    13.54%    6.54%              6.31%


---------------------------------------------------------------------------------  -------- --------- -----------------------------

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)............     10.88%   (2.30%)             6.39%

Lipper Balanced Fund Index (reflects no deduction for fees, expenses or taxes)(4)     8.99%    2.95%              6.57%


---------------------------------------------------------------------------------  -------- --------- -----------------------------


(1)  Inception date of the Fund = June 3, 1997.

(2) For the periods prior to the February 17, 2004 inception date of Class R Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.

(3) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

(4) The Lipper Balanced Fund Index is an unmanaged index and includes the 30 largest mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio of funds in the index ranges around 60%/40%. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star High Yield Fund

-------------------------------------------------------------------------------


Annual Total Return as of December 31 of Each Year1, (2)

        1998                       (6.19%)
        1999                        1.99%
        2000                        7.78%
        2001                        9.66%
        2002                        2.13%
        2003                       20.17%
        2004                        7.53%

Year-to-Date Return as of June 30, 2005 = (1.27%)
Best Quarter: Quarter Ended June 30, 2003= 8.52%(2)
Worst Quarter: Quarter Ended September 30, 1998 = (6.38%)(2)

Average Annual Total Return as of December 31, 2004


-------------------------------------------------------------------------- ----------- ------------ -----------------------------

                                                                             1 Year      5 Years      Annualized Total Return
                                                                                                         Since Inception(1)

-------------------------------------------------------------------------- ----------- ------------ -----------------------------


AFBA 5Star High Yield Fund Return(2)...................................       7.53%        9.30%                6.32%


-------------------------------------------------------------------------- ----------- ------------ -----------------------------
-------------------------------------------------------------------------- ----------- ------------ -----------------------------

Merrill Lynch High Yield Bond Index (reflects no deduction for fees,         10.76%        7.31%                6.58%
expenses or taxes)(3)..................................................

Lipper High Yield Fund Index (reflects no deduction for fees, expenses
or taxes)(4)...........................................................      10.34%        3.99%                4.39%


-------------------------------------------------------------------------- ----------- ------------ -----------------------------

(1)......Inception date of the Fund = June 3, 1997.
(2)......For the periods prior to the inception of Class R Shares.

annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.

        (3) The Merrill Lynch High Yield Bond Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of management fees. It is not possible to invest directly in an index.

        (4) The Lipper High Yield Fund Index is a widely recognized index of mutual funds that invest primarily in high yield bonds. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
        AFBA 5Star Large Cap Fund


        Annual Total Return as of December 31 of Each Year (1), (2)

        1998                        6.10%
        1999                       12.94%
        2000                       20.25%
        2001                      (15.58%)
        2002                      (26.25%)
        2003                       30.20%
        2004                        7.39%

Year-to-Date Return as of June 30, 2005 = (3.86%)
Best Quarter: Quarter Ended June 30, 2003 = 20.47%(2)
Worst Quarter: Quarter Ended June 30, 2002 =  (20.40%)(2)

Average Annual Total Return as of December 31, 2004


----------------------------------------------------------------------- --------------- -------------- -----------------------------

                                                                                                         Annualized Total Return
                                                                            1 Year          5 Years         Since Inception(1)

----------------------------------------------------------------------- --------------- -------------- -----------------------------


AFBA 5Star Large Cap Fund Return(2)....................................      7.39%             0.92%                4.29%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...     10.87%            (2.30%)               6.39%


----------------------------------------------------------------------- --------------- -------------- -----------------------------



(1)  Inception date of the Fund = June 3, 1997.

(2) For the periods prior to the February 17, 2004 inception date of Class R Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.


(3) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Mid Cap Fund
-------------------------------------------------------------------------------



Annual Total Return as of December 31 of Each Year(1), (2)
----------------------------------------------------------


        2003                       43.71%


        2004                       15.41%

Year-to-Date Return as of June 30, 2005 = 1.23%
Best Quarter: Quarter Ended June 30, 2003 = 23.03%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (18.91%)(2)

Average Annual Total Return as of December 31, 2004


---------------------------------------------------------------------------- ---------- -----------------------------

                                                                                           Annualized Total Return
                                                                               1 Year         Since Inception(1)

---------------------------------------------------------------------------- ---------- -----------------------------


AFBA 5Star Mid Cap Fund Return(2)......................................        15.41%             11.34%

---------------------------------------------------------------------------- ---------- -----------------------------


S&P 400 Mid Cap Index (reflects no deduction for fees, expenses or taxes)(3)   16.48%              9.38%
.......................................................................


---------------------------------------------------------------------------- ---------- -----------------------------

(1)  Inception date of the Fund = May 1, 2002.



(2) For the periods prior to the inception date of Class R Shares, which was February 17, 2004, the annual total return is based on the historical performance of the Fund's original class of shares (Class I Shares), but has been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.

(3) The S&P 400 Mid Cap Index is an unmanaged, market capitalization-weighted index of 400 medium-capitalization stocks designed to measure the mid-size company segment of the U.S. markets. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Science & Technology Fund
--------------------------------------------------------------------------------



Annual Total Return as of December 31 of Each Year(1), (2)

        2002                      (39.18%)
        2003                       63.26%
        2004                       11.21%

Year-to-Date Return as of June 30, 2005 = (4.47%)
Best Quarter: Quarter Ended June 30, 2003 = 29.21%(2)
Worst Quarter: Quarter Ended June 30, 2002 = (30.96%)(2)

Average Annual Total Return as of December 31, 2004

------------------------------------------------------------------------- ----------------- -----------------------------

                                                                                              Annualized Total Return
                                                                               1 Year            Since Inception(1)

------------------------------------------------------------------------- ----------------- -----------------------------


AFBA 5Star Science & Technology Fund Return(2).........................        11.21%                   7.44%

------------------------------------------------------------------------- ----------------- -----------------------------


S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)....       10.88%                   5.06%

Lipper Science & Technology Fund Index (reflects no deduction for fees,
expenses or taxes)(4)...................................................        4.11%                   1.27%


------------------------------------------------------------------------- ----------------- -----------------------------

(1)  Inception date of the Fund = October 12, 2001.


(2) For the periods prior to the February 17, 2004 inception date of Class R Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.


(3) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The performance of the S&P 500 Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

(4) The Lipper Science & Technology Fund Index is an unmanaged, equally-weighted performance index of the largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. There are currently 30 funds represented in this index. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5Star Small Cap Fund
-------------------------------------------------------------------------------



Annual Total Return as of December 31 of Each Year(1), (2)

        2002                      (26.70%)
        2003                       51.14%
        2004                       23.29%

Year-to-Date Return as of June 30, 2005 = (1.31%)
Best Quarter: Quarter Ended June 30, 2003= 31.02%(2)
Worst Quarter: Quarter Ended September 30, 2002= (23.07%)(2)

Average Annual Total Return as of December 31, 2004


------------------------------------------------------------------------- ----------------- -----------------------------

                                                                                              Annualized Total Return
                                                                               1 Year            Since Inception(1)

------------------------------------------------------------------------- ----------------- -----------------------------


AFBA 5Star Small Cap Fund Return(2)....................................        23.29%                  16.82%

------------------------------------------------------------------------- ----------------- -----------------------------


S&P 600 Small Cap Index (reflects no deduction for fees, expenses or
taxes)(3).................................................................     22.65%                  17.47%

Lipper Small Cap Fund Index (reflects no deduction for fees, expenses
or taxes)(4).............................................................      16.98%                  12.28%


------------------------------------------------------------------------- ----------------- -----------------------------

(1)  Inception date of the Fund = October 15, 2001.


(2) For the periods prior to the February 17, 2004 inception date of Class R Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.

(3) The S&P 600 Small Cap Index is a market value weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.


(4) The Lipper Small Cap Fund Index is comprised of the top 25-30 managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar- weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
AFBA 5STAR USA GLOBAL FUND
--------------------------------------------------------------------------------

Annual Total Return as of December 31 of Each Year(1), (2)

        1998                        7.83%
        1999                       32.02%
        2000                        8.99%
        2001                      (10.97%)
        2002                      (27.69%)
        2003                       37.58%
        2004                        6.27%

Year-to-Date Return as of June 30, 2005 = (1.90%)
Best Quarter: Quarter Ended December 31, 1999 = 19.61%(2)
Worst Quarter: Quarter Ended September 30, 2002 = (20.30%)(2)

Average Annual Total Return as of December 31, 2004


-------------------------------------------------------------------------- ---------- ---------- ---------------------------

                                                                                                   Annualized Total Return
                                                                             1 Year     5 Years       Since Inception(1)

-------------------------------------------------------------------------- ---------- ---------- ---------------------------

AFBA 5Star USA Global Fund Return(2)...................................       6.27%        0.51%             5.52%

-------------------------------------------------------------------------- ---------- ---------- ---------------------------


S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)...      10.88%       (2.30%)            6.39%


-------------------------------------------------------------------------- ---------- ---------- ---------------------------


(1)  Inception date of the Fund = June 3, 1997.

(2) For the periods prior to the February 17, 2004 inception date of Class R Shares, the annual total returns are based on the historical performance of the Fund's original class of shares (Class I Shares), but have been recalculated to reflect Rule 12b-1 and shareholder service fees applicable to Class R Shares.

(3) The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment management fees. It is not possible to invest directly in an index.

********************************************************************************
Fees and Expenses
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of each AFBA 5Star Fund.



                                          AFBA          AFBA          AFBA          AFBA          AFBA          AFBA          AFBA
                                                                                                 5Star
                                         5Star         5Star         5Star                     Science &       5Star          5Star
                                        Balanced     High Yield    Large Cap       5Star       Technology    Small Cap    USA Global
                                          Fund          Fund          Fund      Mid Cap Fund      Fund          Fund          Fund
------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ----------
Shareholder Fees


(fees paid directly from your
investment)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price).   NONE          NONE          NONE          NONE          NONE          NONE          NONE
   Maximum Deferred Sales Charge
     (Load)........................       None          None          None          None          None          None          None
   Maximum Sales Charge (Load)

     Imposed on Reinvested Dividends      None          None          None          None          None          None          None
Redemption Fee (as a percentage of
amount redeemed for shares held
less than 60 days payable to the Fund)    2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)      2.00%(1)   2.00%(1)
------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ----------
Fund)
Fee (as a percentage of amount
redeemed, if applicable)...........
Exchange Fee                              None          None          None          None          None          None          None



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

   Management Fees.................      0.80%         0.80%         0.80%         0.80%         0.80%         0.80%          0.80%
   Distribution (12b-1) Fees.......      0.35%         0.35%         0.35%         0.35%         0.35%         0.35%          0.35%
   Shareholder Service Fees........      0.15%         0.15%         0.15%         0.15%         0.15%         0.15%          0.15%

   Other Expenses(2)...............      0.79%         1.31%         2.58%         5.96%         8.26%         0.80%          1.35%
------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ----------
   Annual Fund Operating Expenses..      2.09 %        2.61%         3.88%         7.26%         9.56%         2.10%          2.65%
   Less Fee Reduction/Expense
     Payments(3) ..................     (0.51%)       (1.03%)       (2.10%)       (5.48%)       (7.78%)       (0.32%)        (0.87%)
------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------- ----------

   Net Total Annual Fund Operating
     Expenses......................      1.58%         1.58%         1.78%         1.78%         1.78%         1.78%          1.78%
                                      ============= ============= ============= ============= ============= ============= ==========



(1) The redemption fee is calculated as a percentage of the amount redeemed and may be charged when shares are sold or exchanged within 60 days of purchase. The fee is retained by the Fund and withheld from redemption proceeds. For more details, see the "How to Purchase, Redeem and Exchange Shares" section of this prospectus.


(2)  "Other Expenses" are estimated for the current fiscal year.


(3) The investment manager has entered into contractual agreements to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.08% through July 31, 2006 with respect to the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the investment manager has contractually agreed to limit fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 and shareholder service fees) to 1.28% through July 31, 2006 for the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the investment manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the investment manager may seek to recoup amounts it previously reduced or expenses that it paid. The investment manager will only seek to recoup such amounts if total annual fund operating expenses (excluding Rule 12b-1 and shareholder service fees) plus the amounts recouped do not exceed the expense limitation target. The investment manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

********************************************************************************
Fee Examples
--------------------------------------------------------------------------------

The following examples are intended to help you compare the cost of investing in each AFBA 5Star Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 Year(1)           3 Years(1)          5 Years(1)        10 Years(1)

                                                        --------------- --------------------- ----------------- -----------------

AFBA 5Star Balanced Fund                                   $161                $ 606              $1077             $2380
AFBA 5Star High Yield Fund                                 $161                $ 714              $1293             $2868
AFBA 5Star Large Cap Fund                                  $181                $ 991              $1819             $3972
AFBA 5Star Mid Cap Fund                                    $181                $1646              $3046             $6277
AFBA 5Star Science & Technology Fund                       $181                $2065              $3782             $7434
AFBA 5Star Small Cap Fund                                  $181                $ 627              $1099             $2406
AFBA 5Star USA Global Fund                                 $181                $ 741              $1327             $2919


(1) Please note that the manager's contractual fee reduction through July 31, 2006 is reflected in the calculation of the expenses in the 1-year example and the first year of the 3, 5 and 10-year examples.


The above examples are for comparison purposes only and are not a representation of the Funds' actual expenses and returns, either past or future.


Portfolio Holdings

A description of the Funds' policies and procedures regarding disclosure of portfolio holdings can be found in the Funds' Statement of Additional Information, which can be obtained free of charge by contacting the Funds' transfer agent at (888)-578-2733, and on the Funds' website at www.afba.com.


********************************************************************************
Manager and Sub-Adviser

--------------------------------------------------------------------------------


               AFBA 5Star Investment Management Company (the "Manager"), a corporation organized under the laws of the Commonwealth of Virginia, acts as the Funds' investment and business manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Pursuant to the current Management Agreement for each of the Funds, the Manager is responsible for providing or obtaining investment management and related administrative services for the Funds. The sole business of the Manager is the management of the Funds, which as of June 30, 2005 had approximately $362 million in total assets. The Manager is a wholly-owned subsidiary of 5Star Financial LLC and, ultimately, a wholly-owned subsidiary of Armed Forces Benefit Association ("AFBA"), which was organized in 1947 to provide low-cost life insurance for military families. As AFBA's eligibility criteria have expanded over the years, so have its services, which now include banking products, mutual funds, health insurance and financial services. General Ralph E. Eberhart, USAF (Ret.), serves as the Chairman of the Manager's Board of Directors, as well as Chairman of the Board of Directors of the Company.

               The Manager employs at its own expense Kornitzer Capital Management, Inc. ("KCM") as sub-adviser to manage the assets of the Funds on a day-to-day basis. KCM is an independent investment advisory firm founded in 1989 that serves a broad variety of individual, corporate and other institutional clients. A discussion regarding the basis for the Board's approval of the Funds' advisory agreement and sub-advisory agreement is available in the Funds' annual report to shareholders for the period ended March 31, 2005.


               The AFBA 5Star Funds are managed by a team of eight portfolio managers supported by an experienced investment analysis and research staff. The portfolio managers are responsible for the day-to-day management of their respective Funds as indicated below.

               John Kornitzer. Mr. Kornitzer is the president and chief investment officer of KCM, and has over 35 years of investment experience. He served as investment manager at several Fortune 500 companies prior to founding KCM in 1989. Mr. Kornitzer received his degree in Business Administration from St. Francis College in Pennsylvania. Mr. Kornitzer is the lead portfolio manager of the AFBA 5Star Balanced Fund.


               Kent Gasaway. Mr. Gasaway joined KCM in 1991 and is a Chartered Financial Analyst with more than 22 years of research and management experience. Previously, Mr. Gasaway spent 10 years with Waddell & Reed Mutual Funds Group. He holds a B.S. degree in Business Administration from Kansas State University. Mr. Gasaway serves as lead portfolio manager of the AFBA 5Star High Yield Fund. He also serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Science & Technology, AFBA 5Star Small Cap, and AFBA 5Star USA Global Funds.

               Bob Male. Mr. Male is a Chartered Financial Analyst and has more than 16 years of investment research experience. Prior to joining KCM in 1997, he was a senior equity securities analyst with the USAA Investment Management Company. mutual fund group in San Antonio, Texas. He holds a B.S. in Business Administration from the University of Kansas and an MBA from Southern Methodist University. Mr. Male serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

               Grant P. Sarris. Mr. Sarris joined KCM in 2003 and has more than 13 years of investment research experience. He holds a B.A. from the University of Wisconsin and an MBA from the University of Minnesota. Prior to joining KCM, he was with Waddell & Reed in Overland Park, Kansas for 12 years. He served as both a Senior Vice President and as a portfolio manager from 2002 to 2003 and portfolio manager from 1997 to 2002. Mr. Sarris serves as co-lead portfolio manager of the AFBA 5Star Large Cap, AFBA 5Star Mid Cap, AFBA 5Star Small Cap, AFBA 5Star Science & Technology and AFBA 5Star USA Global Funds.

               William Kornitzer. Mr. Kornitzer worked for KCM as a research analyst from 1997 to 2000 and recently rejoined the firm in 2004 as a senior vice president and co-portfolio manager of the AFBA 5Star Large Cap and AFBA 5Star USA Global Funds. He was previously an executive director and portfolio manager at USAA Investment Management Company from 2000 to 2004. Mr. Kornitzer received his B.S. degree in Finance from Virginia Tech and his MBA degree from Drexel University. Additionally, Mr. Kornitzer is a Chartered Financial Analyst and has over 13 years of investment experience.

               Elizabeth Jones. Ms. Jones jointed KCM in 2003. She was previously a research analyst with Bank of America Capital Management from 2002 to 2003. Ms. Jones received her B.S. degree from Georgetown University, an M.D. from Vanderbilt University, and an MBA degree from Arizona State University. She was a practicing M.D. for over eight years. Ms. Jones serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. She has three years of investment experience and 11 years of healthcare industry experience.

               Dave Carlsen. Mr. Carlsen joined KCM in 2004 and is a Chartered Financial Analyst. Mr. Carlsen was formerly a senior equity research analyst for technology at Strong Capital Management, Inc. from 2000 to 2004 and also worked for Northern Capital Management Inc. from 1992 to 2000. He received a B.S. degree in finance and investments from the University of Wisconsin. Mr. Carlsen serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. Mr. Carlsen has over 13 years of investment experience.

               Clay Brethour. Mr. Brethour joined KCM in 2000. He previously was an equity research analyst with Security Management Group and Dain Rauscher Wessels. Mr. Brethour holds a B.S. degree in Business-Finance from Kansas State University. Mr. Brethour serves as co-portfolio manager of the AFBA 5Star Science & Technology Fund. He has over 13 years of investment experience.

               For its services, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to limit fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class R Shares to 1.08% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2006, with respect to the AFBA5Star Balanced Fund and AFBA 5Star High Yield Fund. In addition, the Manager has contractually agreed to limit fees and/or pay expenses necessary to limit Total Annual Fund Operating Expenses of Class R Shares to 1.28% of average annual net assets, exclusive of Rule 12b-1 and shareholder service fees, through July 31, 2006, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if Total Annual Fund Operating Expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.

               The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of shares of the Funds.


               AFBA 5Star Investment Management Company is located at 909 N. Washington Street, Alexandria, VA 22314. KCM is located at 5420
               W. 61st Place, Shawnee Mission, KS 66205.

********************************************************************************
Financial Highlights

--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance since the inception of Class R Shares. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements, which have been audited by PricewaterhouseCoopers LLP and are included in the annual report, which is available, without charge, upon request.

********************************************************************************
--------------------------------------------------------------------------------

AFBA 5Star Balanced Fund
--------------------------------------------------------------------------------




                                                                       -------------------- ------------------------------------
                                                                                                  For the Period From
                                                                             Year Ended           February 17, 2004* Through
                                                                           March 31, 2005              March 31, 2004
                                                                   -------------------- ------------------------------------




Net asset value, beginning of period..................................      $11.25                             $11.36
                                                                            ------                             ------
   Income from investment operations:
     Net investment income............................................        0.33                               0.05
     Net gain (loss) on securities (both realized and unrealized)             0.84                              (0.11)
                                                                            ------                             ------
   Total from investment operations...................................        1.17                              (0.06)
                                                                            ------                             ------
   Less distributions:
     Dividends from net investment income.............................       (0.34)                             (0.05)
                                                                            ------                             ------
   Total distributions................................................       (0.34)                             (0.05)
                                                                            ------                             ------
Net asset value, end of period........................................      $12.08                             $11.25
                                                                            ======                             ======
Total return**........................................................       10.49%                             (0.57%)
                                                                            ======                             =======

Ratios/Supplemental Data

Net assets, end of period (in millions)...............................      $ 0.01                             $  0.01
Ratio of expenses to average net assets***............................        1.58%                               1.58%
Ratio of net investment income to average net assets***...............        2.96%                               3.82%
Ratio of expenses to average net assets before contractual                    2.09%
   expense reimbursement and waivers***...............................                                            2.50%
Ratio of net investment income to average net assets before                   2.45%
   contractual expense reimbursement and waivers***...................                                            2.89%
Portfolio turnover rate...............................................          27%                                 43%

* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.



********************************************************************************
AFBA 5Star High Yield
--------------------------------------------------------------------------------

                                                                -------------------------------- -----------------------------------

                                                                                                        For the Period From
                                                                           Year Ended                February 17, 2004* Through
                                                                         March 31, 2005                   March 31, 2004

                                                                -------------------------------- -----------------------------------

Net asset value, beginning of period........................................$ 9.09                             $  9.06
                                                                            ------                             -------
   Income from investment operations:
     Net investment income..................................................  0.24                                0.04
     Net gain (loss) on securities (both realized and unrealized)            (0.06)                               0.02
                                                                            ------                             -------
   Total from investment operations.........................................  0.18                                0.06
                                                                            ------                             -------
   Less distributions:
     Dividends from net investment income................................... (0.24)                              (0.03)
        Distributions from capital gains                                     (0.04)                                --
                                                                            ------                             -------
   Total distributions...................................................... (0.28)                              (0.03)
                                                                            ------                             -------
Net asset value, end of period..............................................$ 8.99                             $ 9.09
                                                                            ======                             =======
Total return**..............................................................  2.00%                               0.65%
                                                                            ======                             ======

Ratios/Supplemental Data

Net assets, end of period (in millions)..................................... $0.01                             $  0.01
Ratio of expenses to average net assets***..................................  1.58%                               1.58%
Ratio of net investment income to average net assets***.....................  2.68%                               3.41%
Ratio of expenses to average net assets before contractual                    2.61%
   expense reimbursement and waivers***.....................................                                      3.15%
Ratio of net investment income to average net assets before                   1.65%
   contractual expense reimbursement and waivers***.........................                                      1.85%
Portfolio turnover rate.....................................................    47%                                 44%
* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.


********************************************************************************
AFBA 5Star Large Cap Fund
--------------------------------------------------------------------------------

                                                                -------------------------------- -----------------------------------

                                                                                                        For the Period From
                                                                           Year Ended                February 17, 2004* Through
                                                                         March 31, 2005                   March 31, 2004

                                                                -------------------------------- -----------------------------------

Net asset value, beginning of period..................................        $12.30                           $ 12.72
                                                                              ------                           -------
   Income from investment operations:
     Net investment income...................................                  (0.04)
     Net gain (loss) on securities (both realized and unrealized).....          0.15                             (0.42)
                                                                              ------                           -------
   Total from investment operations...................................          0.11                             (0.42)
                                                                              ------                           -------
Net asset value, end of period........................................        $12.41                           $ 12.30
                                                                              ======                           =======
Total return**........................................................         (0.90)%                           (3.30%)
                                                                              ======                           =======
Ratios/Supplemental Data

Net assets, end of period (in millions)...............................        $ 0.01                           $  0.01
Ratio of expenses to average net assets***............................          1.78%                             1.61%



Ratio of net investment income to average net assets***........... ...         (0.33%)                           (0.28%)
Ratio of expenses to average net assets before contractual expense              3.88%
   reimbursement and waivers*** ......................................                                            3.22%
Ratio of net investment income to average net assets before                    (2.43%)
   contractual expense reimbursement and waivers***...................                                           (1.90%)
Portfolio turnover rate...............................................            24%                               45%
* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.


********************************************************************************
AFBA 5Star Mid Cap Fund
--------------------------------------------------------------------------------

                                                                  ------------------------------ -----------------------------------

                                                                                                        For the Period From
                                                                           Year Ended                February 17, 2004* Through
                                                                         March 31, 2005                   March 31, 2004

                                                                  ------------------------------ -----------------------------------

Net asset value, beginning of period.............................             $12.72                           $ 12.30
                                                                              ------                           -------
Income from investment operations:
     Net investment income.......................................              (0.14)                            (0.02)

     Net gain (loss) on securities (both realized and unrealized)               0.37                              0.44
                                                                              ------                           -------

Total from investment operations.................................               0.23                            0.42
                                                                              ------                           -------
Less Distributions:
       Dividends from net investment income......................                 --                                --
       Distributions from capital gains..........................              (0.14)                               --
                                                                              ------                           -------

Total distributions..............................................              (0.14)                               --
                                                                              ------                           -------
Net asset value, end of period...................................             $12.81                           $ 12.72
                                                                              ======                           ======
Total return**...................................................               1.77%                             3.42%
                                                                              ======                           ======
Ratios/Supplemental Data

Net assets, end of period (in millions)..........................              $0.01                           $  0.01
Ratio of expenses to average net assets***.......................               1.78%                             1.78%


Ratio of net investment income to average net assets***..........              (1.15)%                           (1.25)%
Ratio of expenses to average net assets before contractual expense reimbursement and waivers***
                                                                                7.26%                             8.07%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers***                           (6.63%)                            (7.54)%
Portfolio turnover rate..........................................                 18%                               22%
* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.


********************************************************************************

AFBA 5Star Science & Technology Fund
--------------------------------------------------------------------------------


                                                                -------------------------------- -----------------------------------

                                                                                                        For the Period From
                                                                           Year Ended                February 17, 2004* Through
                                                                         March 31, 2005                   March 31, 2004

                                                                -------------------------------- -----------------------------------

Net asset value, beginning of period...........................              $ 12.39                          $  12.30
                                                                              ------                           -------

   Income from investment operations:
     Net investment income.....................................                (0.14)                            (0.02)
     Net gain (loss) on securities (both realized and unrealized)              (0.65)                             0.11

   Total from investment operations............................                (0.79)                             0.09
                                                                              ------                           -------
Less Distributions:
       Distributions from capital gains........................                (0.02)                               --
                                                                              ------                           -------
Total distributions............................................                (0.02)                               --
                                                                              ------                           -------

Net asset value, end of period.................................              $ 11.58                          $  12.39
                                                                              ======                           =======

Total return**.................................................                (6.39)%                            0.73%
                                                                              ======                           =======

Ratios/Supplemental Data
Net assets, end of period (in millions)........................              $  0.01                          $   0.01
Ratio of expenses to average net assets***.....................                 1.78%                             1.78%
Ratio of net investment income to average net assets***........                (1.14%)                           (1.12%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers***........................                 9.56%                             6.74%
Ratio of net investment income to average net assets before                    (8.92%)                           (6.08%)
   contractual expense reimbursement and waivers***............
Portfolio turnover rate........................................                   48%                               44%
* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.



********************************************************************************
AFBA 5Star Small Cap Fund
--------------------------------------------------------------------------------


                                                                -------------------------------- -----------------------------------

                                                                                                        For the Period From
                                                                           Year Ended                February 17, 2004* Through
                                                                         March 31, 2005                   March 31, 2004

                                                                -------------------------------- -----------------------------------
Net asset value, beginning of period...........................              $ 15.06                          $  14.68
                                                                              ------                           -------

   Income from investment operations:
     Net investment income.....................................                (0.16)                            (0.02)
     Net gain/loss on securities (both realized and unrealized)                 0.59                              0.40
                                                                              ------                           -------
   Total from investment operations............................                 0.43                              0.38
                                                                              ------                           -------

Less distributions:
     Dividends from net investment income......................                -                                    --
     Distributions from capital gains..........................                (0.01)                               --
                                                                              ------                           -------
Total distributions                                                            (0.01)                               --
                                                                              ------                           -------

Net asset value, end of period.................................              $ 15.48                          $  15.06
                                                                              ======                           =======

Total return**.................................................                 2.85%                             2.59%
                                                                              ======                           =======

Ratios/Supplemental Data

Net assets, end of period (in millions)........................              $  0.01                          $   0.01
Ratio of expenses to average net assets***.....................                 1.78%                             1.78%



Ratio of net investment income to average net assets***........                (1.06%)                           (1.40%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers*** .......................                 2.10%                             3.13%

Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers***............                (1.38%)                           (2.75%)
Portfolio turnover rate........................................                   26%                               23%

* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.


********************************************************************************
AFBA 5Star USA Global Fund
--------------------------------------------------------------------------------


                                                                -------------------------------- -----------------------------------

                                                                                                        For the Period From
                                                                           Year Ended                February 17, 2004* Through
                                                                         March 31, 2005                   March 31, 2004
                                                                -------------------------------- -----------------------------------

Net asset value, beginning of period...........................             $   13.93                        $   14.30
                                                                             --------                         --------

   Income from investment operations:
       Net investment income                                                    (0.02)                           (0.37)
     Net loss on securities (both realized and unrealized).....                 (0.27)                              --
                                                                             --------                         --------
   Total from investment operations............................                 (0.29)                           (0.37)
                                                                             --------                         --------
Net asset value, end of period.................................             $   13.64                        $   13.93
                                                                             ========                         ========

Total return**.................................................                 (2.08)%                          (2.59%)
                                                                             ========                         ========

Ratios/Supplemental Data

Net assets, end of period (in millions)........................             $    0.01                        $    0.01
Ratio of expenses to average net assets***.....................                  1.78%                            1.61%
Ratio of net investment income to average net assets***........                 (0.12%)                          (0.27%)
Ratio of expenses to average net assets before contractual
   expense reimbursement and waivers***........................                  2.65%                            2.51%
Ratio of net investment income to average net assets before
   contractual expense reimbursement and waivers***............                 (0.99%)                          (1.17%)
Portfolio turnover rate........................................                    37%                              23%
* Sales of Class R Shares began February 17, 2004.
** Total return not annualized for periods less than one full year.
*** Annualized for periods less than one full year.



********************************************************************************
How to Purchase, Redeem and Exchange Shares
--------------------------------------------------------------------------------

               Eligible Investors
               Class R Shares of each Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

               Eligible retirement plans generally may open an account and purchase Class R Shares by contacting any investment professional authorized to sell the Funds' shares. Class R Shares may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or record keeper.

               You may withdraw from your account at any time. Please contact your plan administrator or record keeper in order to sell shares from your retirement plan. The proceeds from a redemption of a Fund generally will be sent to your plan administrator via check, wire, or ACH. Redemption proceeds sent via wire are subject to a $10 wire fee. Redemption proceeds sent via ACH are not subject to a fee, but proceeds may take 4 days to reach the account of your plan administrator.

               Class R Shares of each AFBA 5Star Fund shall be exchangeable only for Class R Shares of each other AFBA 5Star Fund that is available through your plan. Each exchange shall be made based upon the relative net asset values of the Class R Shares as set forth in the prospectus of the Funds. Before you request an exchange, consider each Fund's investment objective and policies as described in the current prospectus. Contact your plan administrator for a free copy. Some Funds may not be available in certain retirement plans.

               Minimum Investments

               There is no minimum amount for Class R Shares initial investments or additional investments.

********************************************************************************

Information for Plan Participants
--------------------------------------------------------------------------------
               Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

               If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Funds, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.

********************************************************************************
Information for Plan Sponsors and Administrators
--------------------------------------------------------------------------------

               Opening an account
               Eligible retirement plans generally may open an account and purchase Class R Shares by contacting any investment firm or plan administrator authorized to sell the Funds' shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Funds at 1-800-243-9865.

               If the retirement plan invests in Class R Shares of the Funds through other financial intermediaries, additional conditions may apply to an investment in the Funds, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

               Account Options
               Use an account application to select options and privileges for accounts opened on behalf of the retirement plan. A retirement plan can change the selection of account options available to the plan and its participants at any time by sending a completed account options form to the Funds' transfer agent. Plan sponsors may be required to obtain a signature guarantee to make certain changes to an existing account.

               Contact the Funds at 1-800-243-9865 for account applications and account options forms. Write or call the Funds' transfer agent for application assistance and other account information:

               AFBA 5Star Fund, Inc.
               c/o PFPC Inc.
               760 Moore Road
               King of Prussia, PA 19406

               How to Redeem Shares
               Class R Shares will be redeemed at the net asset value per share next calculated after a Fund receives a request in good order. The Fund generally will send your redemption proceeds by check, bank wire or electronic funds transfer. If the plan recently purchased the shares being redeemed, the Fund may delay payment of the redemption proceeds until the check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, the plan must submit its request in writing.


               Redemption Fee
               The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee will be calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

               The 2% redemption fee will not be charged on the following transactions:

               o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.

               o Redemptions of shares in an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser.

               o    Redemption of shares acquired through dividend reinvestment.


               o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan), as described in the prospectus.

               o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.

               Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

********************************************************************************
Information for IRA Rollover Accounts
--------------------------------------------------------------------------------
               Opening an account
               IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at 1-800-243-9865. You may also open your Class R Shares account by completing an account application and sending it to the Funds' transfer agent by mail.

               If a retirement plan invests in Class R Shares of the Funds through investment professionals or other financial intermediaries, additional conditions may apply, and the investment professional or financial intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Funds and their affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

               Account Options
               Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form. You may be required to obtain a signature guarantee to make certain changes to an existing account.

               Contact the Funds at 1-800-243-9865 for account applications and account options forms. Write or call the Funds' transfer agent for application assistance and other account information:

               AFBA 5Star Fund, Inc.
               c/o PFPC Inc.
               760 Moore Road
               King of Prussia, PA 19406
               1-888-578-2733

               How to Purchase Shares
               You may purchase Fund shares from any investment firm that has a sales agreement with the Funds' distributor. If you are an eligible investor and do not have an investment firm, please call 1-800-243-9865 for information on how to locate an investment professional in your area.

               The Funds may reject any order until they have confirmed the order in writing and received payment. Normally, your investment firm will send your purchase request to the Funds' transfer agent. Consult your investment professional for more information. Your investment firm may receive a commission from the Funds' distributor for your purchase of Fund shares.

               Exchanges
               Class R Shares of each Fund shall be exchangeable only for Class R Shares of each other Fund. Each exchange shall be made based upon the relative net asset values of the classes as set forth in the prospectus of the Funds. Your shares must have been held in an open account for 15 days or more and we must have received good payment before we will exchange shares.

               Before you request an exchange, consider each Fund's investment objective and policies as described in the Fund's prospectus.

               You can exchange Fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange Fund shares directly through the Fund only if your account is registered in your name. In a letter include: o The name, social security number and signature of all registered owners; o A signature guarantee for each registered owner if the amount of the exchange is more than $25,000; o The name of the Fund out of which you are exchanging and the name of the Fund into which you are exchanging; o The class of shares you are exchanging; and o The dollar amount or number of shares you are exchanging.

               By Phone
               After you establish an eligible fund account, you can exchange Fund shares by phone if:

               o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account; o The Fund into which you are exchanging offers the same class of shares; and o You can provide the proper account identification information.

               How to Redeem Shares

               Normally, your investment firm will send your request to redeem shares to the Funds' transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account. A redemption of shares held for less than 60 days may be subject to a redemption fee of 2.00%. For more details, see "How to Redeem Shares" section of this prospectus. The Funds' transfer agent will not process your request until it is received in good order. Include in your request your name, your social security number, the Fund's name, your Fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below.


               The Funds generally will send your redemption proceeds by check, bank wire or electronic funds transfer, usually within seven days. If you recently purchased the shares being redeemed, the Funds may delay payment of the redemption proceeds until your check has cleared. This may take up to 15 calendar days from the purchase date. If a signature guarantee is required, you must submit your request in writing.

               Written redemption requests for $25,000 or more require a medallion signature guarantee.

               You may receive your redemption proceeds: o By check, provided the check is made payable exactly as your account is registered.
               o By bank wire or by electronic funds transfer, provided the redemption proceeds are being sent to your bank address of record.

               You may have difficulty contacting the Funds by telephone during times of market volatility or disruption in telephone service. On New York Stock Exchange holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the Funds by telephone, you should communicate with the Funds in writing. Plan participants are not eligible for telephone transactions directly with the Funds.

               Other Policies The Funds reserve the right to:

               o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The Funds will provide 60 days' notice of material amendments to or termination of the exchange privilege;

               o revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

               o    stop offering Class R Shares;

               o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Funds to sell or value portfolio securities; and

               o redeem in kind by delivering to you portfolio securities owned by a Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.

               How to Contact Us
               By Phone For information or to request a telephone transaction between 9 a.m. and 7 p.m. (Eastern time) by speaking with a shareholder services representative call 1-888-578-2733.

               By Mail
               Send your instructions to:
               AFBA 5Star Fund, Inc.
               c/o PFPC Inc.
               760 Moore Road
               King of Prussia, PA 19406

               By Wire
               PNC Bank
               Pittsburgh, PA
               ABA #031000053
               Account Number: 8606905871
               FCC:  "Name of specific AFBA 5Star Fund"
               FBO: "Shareholder name and new account number"

********************************************************************************
How Share Price is Determined
--------------------------------------------------------------------------------
               Shares of each Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received by the Fund.


               The net asset value is calculated by subtracting from each Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation. The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern time) on days when the Funds are open for business (the same days that the New York Stock Exchange is open for trading). In calculating net asset value, a Fund generally values its investment portfolio at market price. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.


               Equity securities owned by the Funds are valued using the official closing price or the last sale price on the exchange or in the principal over-the-counter market where they are traded. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If the last sale price is unavailable, the security is valued at the mean between the last bid and asked prices. Debt securities held by a Fund for which market quotations are readily available are valued at the mean between the last bid and asked prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost.


               Under certain circumstances, a security or other asset may be valued at its fair value as determined in good faith by the Company's Valuation Committee under procedures adopted by the Company's Board of Directors. A Fund may use fair value pricing if trading in a security has been halted or suspended, a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Company calculates net asset value. Significant events most commonly occur with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain common stocks to reflect their fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.

********************************************************************************
Distributions and Taxes
--------------------------------------------------------------------------------

               So long as each Fund continues to qualify to be taxed as a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December. The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund pay distributions from net investment income semi-annually, usually in June and December. Distributions from net capital gains realized on the sale of securities will be declared by the AFBA 5Star Balanced Fund annually on or before December 31 and by the AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund semi-annually, usually in June and December. All dividends and capital gain distributions paid to retirement plan shareholders will automatically be reinvested. There are no fees or sales charges on reinvestments.

               The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. If you invest in a Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

               Tax Considerations - Tax advantaged retirement plans generally do not pay tax on dividends or capital gain distributions from a Fund. Distributions to you from a retirement plan are generally taxable as ordinary income.

               If you are a taxable investor, Fund distributions generally are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.


               For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

               If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.


               When you redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AFBA 5Star Fund is the same as a redemption.


               Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.


********************************************************************************
Additional Policies About Transactions
--------------------------------------------------------------------------------

               We cannot process transaction requests that are not completed properly as described in this section. We may cancel or change our transaction policies without notice. To avoid delays, please call us if you have any questions about these policies.

               Customer Identification - The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

               Purchases - We may reject orders when not accompanied by payment or when in the best interest of the Funds and their shareholders.


               Market Timers and Frequent Trading - While the Funds provide shareholders with daily liquidity, the Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity that may be harmful to the Funds, including but not limited to market timing. Market timing is generally defined as the excessive short-term trading of mutual fund shares that may be harmful to the Funds and their shareholders. The Funds do not allow market timing and have policies and procedures to that end.

               Frequent purchases and redemptions of a Fund's shares may present certain risks for a Fund and its shareholders. These risks include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund's portfolio, negatively impairing a Fund's performance and increased brokerage and administrative costs for all shareholders, including long-term shareholders who do not generate these costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Funds that invest in overseas securities markets or small cap securities are particularly vulnerable to market timers.

               The Funds' Board has adopted policies and procedures to prevent excessive short-term trading and market timing, under which the Funds will refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer. The Funds may refuse or cancel purchase orders (before the investor is priced into a Fund) for any reason, without prior notice, particularly purchase orders that the Funds believe are made by or on behalf of market timers. You will be considered a market timer if you have (i) requested a redemption of Fund shares within [60] days of an earlier purchase (or exchange) request, (ii) make investments of large amounts of $1 million or more followed by a redemption (or exchange) request in close proximity to the purchase or (iii) otherwise seem to follow a timing pattern.

               The Funds have implemented trade activity monitoring procedures to discourage and prevent market timing or excessive short-term trading in the Funds. For purposes of applying these procedures, the Funds may consider, among other things, an investor's trading history in the Funds, and accounts under common ownership, influence or control. Under these procedures, the Funds or their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the policy. If, as a result of this monitoring, the Funds or their agents believe that a shareholder has engaged in excessive short-term trading, the Fund will refuse to process purchases or exchanges in the shareholder's account.

               For direct (networked) accounts where transaction information can readily be accessed, the Funds, the Manager or its agent will seek to use automated systems to monitor transaction activity. Where transactions are placed through omnibus accounts maintained by financial intermediaries, such as 401(k) plan administrators and certain fee-based financial Managers ("Intermediaries"), the ability to monitor trades from the underlying shareholders is severely limited. Intermediaries often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some Intermediaries may be unable, or unwilling, to abide by any Fund-imposed trading or exchange restrictions. The Funds, the Manager or their agents will seek to utilize web-based and other tools made available by such intermediaries to provide transparency to screen for excessive short-term trading.

               The Funds have implemented fair value pricing procedures designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, do not result in the dilution of shareholder interests or other harm to shareholders, and help to deter market timing activity. For more information on fair value pricing by the Funds, please see the section entitled "How Share Price is Determined."

               The Funds also charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange) to discourage frequent trading. For more information on the Funds' redemption fee, please see the section entitled "How to Redeem Shares."

               Although the policy is designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Manager and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

               The policy applies uniformly to all investors, except as described in the following: Exemptions to the Funds' policy defining someone as a market timer may only be granted by the Funds' Chief Compliance Officer upon good reason and exigent circumstances as demonstrated by the individual. Exigent circumstances may be deemed as an unforeseen need for funds or a pattern of typically investing $1 million or more; Any waiver of the policies on market timing will not be permitted if it would harm a Fund or its shareholders or subordinate the interest of the Fund or the shareholders. Any waiver of prohibitions on market timing made by the Chief Compliance Officer must be reported to the Funds' Board at the next quarterly Board meeting.

               Signature Guarantees - The Funds require a medallion signature guarantee on any redemption over $25,000 (but may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud), the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). A notarized signature is not sufficient. Please call 1-888-578-2733 for information on obtaining a signature guarantee.

********************************************************************************
Distribution and Service Arrangements
--------------------------------------------------------------------------------

               [Inset column] Rule 12b-1 Fees: 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares. [End inset]


               The distributor, PFPC Distributors, Inc., manages the Funds' distribution efforts and enters into agreements with financial consultants to sell Fund shares. The Funds' Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Funds to pay distribution fees for the sale and distribution of its Class R Shares (the "Class R distribution Plan"). Under the Class R distribution plan, the Company shall pay to the Distributor or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board of Directors, including a majority of the non-interested Directors) for advertising, marketing and distributing of each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Funds and shall be paid in monthly installments promptly after the last day of each calendar month. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

               The Board has also adopted a shareholder service plan for the Class R Shares pursuant to Rule 12b-1 authorizing the Funds to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to plans or plan participants holding Class R Shares of the Funds a service fee not exceeding 0.15% of average daily net assets attributable to Class R Shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds.

                                 PRIVACY POLICY
                                       of
         5Star Financial LLC, 5Star Bank; 5Star Life Insurance Company;
          AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc.;
                        AFBA Five Star Securities Company

We value you as a customer and take your personal privacy seriously. We believe that it is important to protect the confidentiality of your personal information (referred to in this policy as "information"). That's why we take every reasonable precaution to safeguard your information. Details of our approach to privacy and how we safeguard your information are set forth in the Privacy Policy that follows.

WHY WE COLLECT AND HOW WE USE INFORMATION

We collect information about you to help us service your financial needs, to provide you with quality products and services and to fulfill legal and regulatory requirements. We use this information for business purposes with respect to our insurance, banking and mutual fund business relationships involving you. These business purposes include evaluating a request for our products or services, processing benefits claims, administering our products or services, and processing transactions requested by you. It is also used to assure compliance with laws and regulations pertaining to our business. We may also use information to offer you other products or services we provide.

HOW WE COLLECT INFORMATION
We obtain most information directly from you. The information you give us when applying for our products or services generally provides the information we need and will vary depending on the product or service you have requested. However, if we need to verify information or need additional information, we may obtain it, as applicable from third parties such as consumer reporting agencies, physicians, hospitals and other medical personnel.

INFORMATION SHARING

Third-parties that help us conduct our business or perform services on our behalf as well as financial institutions with which we have joint marketing agreements may have access to your information. We may disclose information such as your name, address, social security number and account balances, if any to these associates. These associates are permitted to use this information only for the business purposes for which they were retained, or as required by law. We may also use your information within our affiliated companies to inform you about our innovative financial products and services. Other than this, we do not disclose any information about you, including phone numbers and email address to anyone except as permitted or required by law. If you prefer we not share your name with our affiliated companies, simply notify us in writing or call toll free at 1-800-776-2322 and we will honor that request. If you have notified us before, you do not need to notify us again.

HOW WE PROTECT INFORMATION

We restrict access to your information to those associates who have a business need to know that information in order to provide products or services to you or to maintain your accounts. These associates are governed by a strict code of conduct and are required to maintain the confidentiality of customer information. We also maintain physical, electronic and procedural safeguards to protect your information.

REVIEWING YOUR INFORMATION

Keeping your information accurate and up-to-date is very important to us. You may obtain information we have about you (other than information relating to a claim or a criminal or legal proceeding) by writing to us and describing the information you would like. If you believe any of the information is incorrect you may advise us of any corrections you believe should be made. To obtain a report or if you have any questions about our Privacy Policy, please write to us at 5Star Enterprises, 909 North Washington Street, Alexandria, VA 22314 -Attention Compliance Department; or call us at 1-800-776-2322; or visit our website at www.afba.com


CHANGES TO OUR PRIVACY POLICY

Notice of our Privacy Policy will be provided to you annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always view our current policy on our website at www.afba.com. Our policy applies to both current and former customers.

Affiliated Companies

This notice describes the Privacy Policy of 5Star Financial LLC; 5Star Bank; 5Star Life Insurance Company; AFBA 5Star Investment Management Co.; AFBA 5Star Fund, Inc. and AFBA Five Star Securities Company.

                       This is not part of the prospectus.

                             AFBA 5Star Fund, Inc.SM

                            AFBA 5Star Balanced Fund

                           AFBA 5Star High Yield Fund

                            AFBA 5Star Large Cap Fund

                             AFBA 5Star Mid Cap Fund

                      AFBA 5Star Science & Technology Fund

                            AFBA 5Star Small Cap Fund

                           AFBA 5Star USA Global Fund

Additional Information



A Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this Prospectus. This prospectus is also on the Funds' website, www.afbafunds.com. The Funds' annual and semi-annual reports to shareholders contain additional information about each Fund's investments. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You can obtain free copies of annual and semi-annual reports and SAIs on the Funds' website at www.afba.com. You may obtain a free copy of these documents by calling, writing or e-mailing the Funds as shown below. You also may call the toll free number given below to request other information about the Funds and to make shareholder inquiries.


You may review and copy the SAI and other information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC. You can obtain information about the Public Reference Room by calling the Commission at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, DC 20549-0102.

AFBA
5Star
Fund, Inc.SM

AFBA 5Star Investment Management Company

909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
www.afba.com

Shareholder Inquiries 1-888-578-2733 Investment Company Act


file number
811-8035

AFBA-PROS-R-05

                              AFBA 5STAR FUND, INC.

                                 Consisting of:

                            AFBA 5STAR BALANCED FUND
                           AFBA 5STAR HIGH YIELD FUND
                            AFBA 5STAR LARGE CAP FUND
                             AFBA 5STAR MID CAP FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                            AFBA 5STAR SMALL CAP FUND
                           AFBA 5STAR USA GLOBAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                               Dated July 31, 2005

         THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR CLASS A, B, AND C SHARES, THE PROSPECTUS FOR CLASS I SHARES AND THE PROSPECTUS FOR CLASS R SHARES EACH DATED JULY 31, 2005 (TOGETHER, THE "PROSPECTUSES"). THE AUDITED FINANCIAL STATEMENTS AND NOTES THERETO IN THE AFBA 5STAR FUND, INC. ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2005 ARE INCORPORATED INTO THIS SAI BY REFERENCE. TO OBTAIN A FREE COPY OF A PROSPECTUS OR ANY ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, PLEASE CALL THE COMPANY TOLL-FREE AT 1-800-243-9865.



                                TABLE OF CONTENTS
                                                                                                      PAGE
Fund History.............................................................................................2
Information About the Funds' Investments and Risks.......................................................2
     Classification......................................................................................2
     Investment Strategies and Risks.....................................................................2
     Fundamental Investment Policies and Restrictions....................................................8
     Non-Fundamental Policies and Restrictions for the AFBA 5 Star MidCap Fund, AFBA 5Star Science &
              Technology Fund and AFBA 5Star Small Cap Fund.............................................10
     Portfolio Turnover.................................................................................10
     Disclosure of Portfolio Holdings...................................................................10
Management of AFBA 5Star Fund, Inc......................................................................11
     Directors and Officers.............................................................................11
     Security and Other Interests ......................................................................15
     Compensation.......................................................................................16
     Code of Ethics.....................................................................................16
     Proxy Voting Policies and Procedures...............................................................16
Control Persons and Principal Holders of Securities.....................................................17
Investment Advisory and Other Services..................................................................24
     Manager and Sub-Adviser............................................................................24
     Portfolio Managers.................................................................................26
     Administration and Accounting Services.............................................................30
     Additional Service Providers.......................................................................30
Distribution of Shares and Rule 12b-1 Plan..............................................................30
     Shareholder Service Plan...........................................................................32
     Front-End Sales Charges ...........................................................................32
Brokerage Allocation and Other Practices................................................................34
Capital Stock and Other Securities......................................................................35
Purchasing and Selling Shares...........................................................................35
     Purchases..........................................................................................36
     Sales (Redemptions)................................................................................36
     Redemption Fee. ...................................................................................37
     Additional Purchase and Redemption Policies for Class A, Class B, Class C and Class I Shares.......38
     Additional Purchase and Redemption Policies for Class R Shares.....................................39
     Additional Information for all Classes.............................................................39
     How Share Price Is Determined......................................................................39
Distributions and Taxes.................................................................................40
Financial Statements....................................................................................43
Appendix-Description of Ratings........................................................................A-1



                                  FUND HISTORY

AFBA 5Star Fund, Inc. (the "Company") was organized as a Maryland corporation on January 9, 1997, and is currently operating seven separate investment portfolios: the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund (each, a "Fund" and together the "Funds").

               INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISKS

CLASSIFICATION: The Company is classified and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is classified as diversified under the 1940 Act. These classifications mean that the assets of the Funds are invested in a diversified portfolio of investments and the Funds operate as mutual funds, allowing shareholders to buy and sell shares at any time (as described in the Prospectuses).

INVESTMENT STRATEGIES AND RISKS. The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds. The investment objectives of the AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund and the objectives and policies of the AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund, as described in the Prospectuses and this SAI, are fundamental and may not be changed without approval of a majority of the particular Fund's outstanding shares. The investment objective of the AFBA 5Star Mid Cap Fund and unless otherwise stated, the policies of the AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund, as described in the Prospectuses and this SAI, are non-fundamental and may be changed by the Board of Directors without shareholder approval.


AFBA 5STAR BALANCED FUND - seeks both long-term capital growth and high current income. Long-term capital growth is intended to be achieved primarily by the Fund's investment in domestic common stocks and secondarily by the Fund's investment in convertible debt securities and convertible preferred stocks. High current income is intended to be achieved by the Fund's investment in corporate bonds, government bonds, mortgage-backed securities, convertible debt securities, preferred stocks and convertible preferred stocks, with an emphasis on lower-rated bonds.

It is expected that the majority of common stocks in the Fund's portfolio will be those of companies with capitalizations in excess of $1.5 billion at the time of purchase. Most, if not all, of the companies in which the Fund will invest are listed on the New York Stock Exchange. It is not the sub-adviser's intention to make wide use of Nasdaq-traded, smaller capitalization ("small cap") common stocks (capitalizations of less than $1.5 billion). The Fund may invest up to 75% of its assets in corporate bonds, convertible bonds, preferred stocks and convertible preferred stocks. The Fund's sub-adviser expects that generally these securities may be rated below investment grade or its equivalent by the major credit rating agencies.

The Fund will not invest in securities that, at the time of initial investment, are rated less than B by Moody's Investors Service Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"). Securities that are subsequently downgraded in quality below B may continue to be held by the Fund, and will be sold only at the sub-adviser's discretion. In addition, the credit quality of unrated securities purchased by the Fund must be, in the opinion of the Fund's sub-adviser, at least equivalent to a B rating by Moody's or S&P. Securities rated less than Baa by Moody's or BBB by S&P are classified as non-investment grade securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. (See "High Yielding Securities.")

AFBA 5STAR HIGH YIELD FUND - primarily seeks a high level of current income and secondarily, capital growth. The Fund invests primarily in a diversified portfolio of high-yielding debt securities. High current income is intended to be achieved by the Fund's investment in debt securities, without restriction, such as corporate bonds, government bonds, convertible debt securities and convertible preferred stocks. The Fund may not invest in foreign government bonds. Capital growth is intended to be achieved by the appreciation of debt and equity investments held by the Fund. It is expected that a minimum of 80% of the Fund's net assets will always be invested in debt securities and that a maximum of 10% of its net assets will be invested in equity securities, including common and preferred stocks.

The Fund may invest up to 100% of its assets in debt securities, including without limitation, corporate bonds, convertible debt securities and convertible preferred stocks. These securities may be rated below investment grade by the major rating agencies or, if unrated are, in the opinion of the sub-adviser, of similar quality. Securities rated Baa and below by Moody's or BBB and below by S&P are commonly known as "junk bonds" and are considered to be high risk (see "High Yielding Securities"). Yields on such bonds will fluctuate over time, and achievement of the Fund's investment objective may be more dependent on the Fund's own credit analysis than is the case for higher rated bonds. Up to 20% of the Fund's assets may be invested in debt securities which are rated less than B at the time of purchase or if unrated are, in the opinion of the sub-adviser, of similar quality. Securities rated B or higher at the time of purchase, which are subsequently downgraded, will not be subject to this limitation. The lowest rated security that may be held by the Fund is D, or that of defaulted securities. The Fund will not purchase obligations that are in default, but may hold portfolio securities that go into default subsequent to acquisition by the Fund.


The proportion of the Fund invested in each type of security is expected to change over time in accordance with the sub-adviser's interpretation of economic conditions and underlying security values. The Fund's flexible investment policy allows it to invest in securities with varying maturities; however, it is anticipated that the average maturity of securities acquired by the Fund will not exceed 15 years. The average maturity of the Fund will be generally ten years or less.

Sometimes the Fund's sub-adviser may believe that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions. To achieve a defensive posture, the sub-adviser may take any one or more of the following steps with respect to assets in the Fund's portfolio: (1) shortening the average maturity of the Fund's debt portfolio; (2) holding cash or cash equivalents; and (3) emphasizing high-grade debt securities. Use of a defensive posture by the Fund's sub-adviser may involve a reduction in the yield on the Fund's portfolio.


AFBA 5STAR LARGE CAP FUND - seeks long-term capital growth by investing primarily in common stocks. Realization of dividend income is a secondary consideration. The Fund will normally invest in a broad array of domestic common stocks, in terms of companies and industries. It is expected that the Fund, under normal circumstances, invests at least 80% of its net assets in large capitalization or "large cap" companies, most of which, if not all, are listed on the New York Stock Exchange. The Fund considers a company to be a large cap company if it has a market capitalization of $10 billion or greater at the time of purchase.

AFBA 5STAR MID CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in domestic common stocks and other equity securities (including convertibles and warrants) of mid capitalization or "mid cap" companies. The Fund considers a company to be a mid cap company if it has a market capitalization between $1.5 billion and $10 billion at the time of purchase. The Fund's sub-adviser generally expects average weighted market capitalization of the Fund to be in the $3 billion to $5 billion range. The Fund will normally invest in a broad array of securities, which are diversified in terms of companies and industries. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Investment in mid cap company securities may involve greater price volatility than securities of larger, more established companies.

AFBA 5STAR SCIENCE & TECHNOLOGY FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in the domestic equity securities of companies expected to benefit from the development, advancement, and use of science and technology. The Fund's principal investment strategy is to select stocks that the Fund's sub-adviser believes have prospects for above average earnings based on intensive fundamental research. Holdings can range from a significant amount in small companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that the sub-adviser believes are likely to benefit from technological advances even if those companies are not directly involved in the specific research and development. Some of the industries likely to be included in the Fund are: electronics (including hardware, software and components); communications; E-commerce; information; media; life sciences and healthcare; environmental services; chemicals and synthetic materials; and defense and aerospace.

AFBA 5STAR SMALL CAP FUND - seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies or "small cap" companies. The Fund considers a company to be a small cap company if it has a market capitalization of up to $2 billion at the time of purchase, or issuers whose individual market capitalization would place them, at the time of purchase, in the lowest 20% total market capitalization of companies that have equity securities listed on a U.S. national securities exchange or trading on the NASDAQ system. Based on current market conditions, the current target is issuers with individual market capitalizations of $2 billion or less. Equity securities include domestic common stocks, preferred stocks and securities convertible into common stock or preferred stock. The Fund will normally invest in a broad array of securities, diversified in terms of companies and industries.

AFBA 5STAR USA GLOBAL FUND - seeks capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations; measured as of the preceding four completed quarters of business or the respective company's most recently completed fiscal year. The international operations of these U.S. based companies will provide investors with exposure to at least three foreign countries. The Fund will invest in common stocks considered by the sub-adviser to have above average potential for appreciation; income is a secondary consideration. Under normal circumstances, the Fund will invest a majority of its assets in common stocks listed on the New York Stock Exchange.


INVESTMENTS


ADRS. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund may gain international exposure through investing in American Depositary Receipts (ADRs). ADRs, which are receipts typically issued by domestic banks or trust companies, are publicly traded in the United States and represent ownership in underlying foreign securities.

Up to 25% of the total assets of the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Small Cap Fund may be invested in ADRs. However, under normal circumstances these Funds do not intend to invest the total authorized amount. The AFBA 5Star Science & Technology Fund does not intend to invest more than 5% in ADRs, nor do the Funds intend to invest directly in foreign securities or foreign currencies. Most ADRs are traded on a U.S. stock exchange and can be sponsored or unsponsored. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of such facility. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. Also, unsponsored ADRs tend to have a less liquid trading market than sponsored ADRs.


ADRs do not involve the same direct currency and liquidity risks as securities denominated in foreign currency. However, their value will generally be affected by currency fluctuations that alter the value of the security underlying the ADRs with respect to the U.S. dollar. Also, investing in foreign companies, even through ADRs, may involve more risks than investing in U.S. companies. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets) different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.


ASSET-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, and other types of receivables or assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.


CASH MANAGEMENT. For purposes including, but not limited to, meeting redemptions and unanticipated expenses, the Funds may invest a portion of their assets in cash or high-quality, short-term debt obligations readily changeable into cash. Such high-quality, short-term obligations include: money market securities, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by government securities. Investments in commercial paper are restricted to companies in the top two short-term rating categories by Moody's and S&P. In addition, the Funds may invest up to 100% of their respective assets in such securities for temporary, emergency purposes.

CONVERTIBLE SECURITIES. The AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Small Cap Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the sub-adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

COVERED CALL OPTIONS. Each Fund is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call options are intended to serve as a partial hedge against any declining price of the underlying securities.

Up to 25% of a Fund's total assets may be subject to covered call options. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Upon the termination of a Fund's obligation under a covered call option other than through exercise of the option, the Fund will realize a short-term capital gain or loss. Any gain realized by a Fund from the exercise of an option will be short- or long-term depending on the period for which the stock was held. The writing of covered call options creates a straddle that is potentially subject to the straddle rules, which may override some of the foregoing rules and result in a deferral of some losses for tax purposes.

DEBT SECURITIES. In addition to investing for cash management purposes, the AFBA 5Star Mid Cap Fund may invest in debt securities on an intermittent basis and the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in debt securities under normal conditions. A debt security represents a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.

Debt securities are also subject to the risks described under "Cash Management" above. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The AFBA 5Star Mid Cap Fund may buy debt securities that are rated A or higher by Moody's or S&P; or unrated debt that is determined by the sub-adviser to be of comparable quality. The debt investments of the AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund are described more in the section "High Yielding Securities."


EQUITY SECURITIES. Each of the Funds may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

HIGH YIELDING SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund invest in high-yielding, higher-risk debt securities (so-called "junk bonds"). These lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to meet their principal and interest payment obligations, to reach projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in higher volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Therefore, past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a negative impact on the market for high-yielding/higher-risk bonds.


Credit quality of lower-rated securities can change suddenly and unexpectedly and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield/high-risk security. For these reasons, it is the Funds' policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the investment adviser's own independent and ongoing review of credit quality. As a mutual fund investing in fixed income securities, each of the Funds is subject primarily to interest rate, income and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

The Funds are also subject to income risk, which is the potential for a decline in the respective Fund's income due to falling market interest rates. In addition to interest rate and income risks, each Fund is subject to credit risk as defined above. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include generally, among other things, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws. A Fund's illiquid investments may include privately placed securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act").

The Funds may also, when consistent with their investment objectives and policies, purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the sub-adviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. The practice of investing in Rule 144A securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.


LARGE CAP SECURITIES. Investment in large cap company securities involves certain risks because large cap companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will primarily invest in the equity securities of large cap companies. The AFBA 5Star Balanced Fund and AFBA 5Star Mid Cap Fund may occasionally invest in equity securities of such large cap companies.

MID CAP SECURITIES. Generally, mid cap companies may have more potential for growth than large cap companies. Investing in mid cap companies, however, may involve greater risks than investing in large cap companies. Mid cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and, therefore, their securities may be more volatile than the securities of larger, more established companies. Mid cap company stocks may be bought and sold less often and in smaller amounts than large cap company stocks. Because of this, if a Fund wants to sell a large quantity of a mid cap company's stock, it may have to sell at a lower price than the sub-adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time. The AFBA 5Star Mid Cap Fund will primarily invest in the equity securities of mid cap companies. The AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Science & Technology Fund, AFBA 5Star Small Cap Fund, and AFBA 5Star USA Global Fund will occasionally invest in equity securities of such mid cap companies.

MONEY MARKET SECURITIES. Investments by the Funds in money market securities shall include government securities, commercial paper, bank certificates of deposit and repurchase agreements collateralized by government securities. Investment in commercial paper is restricted to companies in the top two rating categories of Moody's and S&P.


MORTGAGE-BACKED SECURITIES. The AFBA 5Star Balanced Fund and AFBA 5Star High Yield Fund may invest in mortgage-backed securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by mortgage bankers, commercial bankers, savings and loan associations, savings banks and credit unions to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.


The market value of mortgage securities will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. While having less risk of a decline in value during periods of rapidly rising rates, mortgage securities may also have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. An unexpected rise in interest rates could extend the average life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


REPURCHASE AGREEMENTS. The Funds may invest in issues of the U. S. Treasury or a United States government agency in the form of repurchase agreements. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the respective Fund.

The Funds will enter into repurchase agreements only with U. S. banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Company. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 15% of the net assets of a Fund.


The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss when the securities are sold. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' adviser acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


SMALL CAP SECURITIES. Investments in common stocks in general are subject to market, economic and business risks that will cause their prices to fluctuate over time. Small cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies, and therefore investments in small cap company securities may involve greater price volatility than investments in securities of larger, more established companies. The AFBA 5Star Small Cap Fund will primarily invest in the equity securities of such small cap companies. The AFBA 5Star Balanced Fund, AFBA 5Star Mid Cap Fund and AFBA 5Star Science & Technology Fund may occasionally invest in equity securities of such small cap companies. Therefore investments in these Funds may be more suitable for long-term investors who can bear the risk of these fluctuations.

WARRANTS. The AFBA 5Star Mid Cap Fund and AFBA 5Star Science and Technology Fund may invest in warrants. Warrants are purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security, which security may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS. The following fundamental policies have been adopted by the Funds. These policies cannot be changed for a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained, such explanations are not part of the fundamental restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

The AFBA 5Star Balanced Fund, AFBA 5Star High Yield Fund, AFBA 5Star Large Cap Fund and AFBA 5Star USA Global Fund will not:

(1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holding of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;

(2) engage in the purchase or sale of real estate (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein), commodities (unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions in securities secured by physical commodities) or futures contracts;

(3) underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act);

(4) make loans to any of its officers, Directors or employees, or to its manager, general distributor or officers or Directors thereof;

(5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

(6) invest in companies for the purpose of exercising control of management;

(7) purchase securities on margin, or sell securities short, except that the Fund may write covered call options;

(8) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, local governments, corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(10) except for transactions in its shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time, enter into dealings with its officers or Directors, its manager or underwriter, or their officers or Directors, or any organization in which such persons have a financial interest;

(11) borrow or pledge its assets under normal circumstances, except up to 10% of its total assets (computed at the lower of fair market value or cost) temporarily for emergency or extraordinary purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of the 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1;

(12)     make itself or its assets liable for the indebtedness of others;

(13) invest in securities which are assessable or involve unlimited liability;

(14) purchase any securities which would cause 25% or more of the assets of the Fund at the time of purchase to be invested in any one industry. In applying this restriction, it is a matter of non-fundamental policy that investment in certain categories of companies will not be considered to be investments in a particular industry. For example: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
         (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry;
         (iii) asset-backed securities will be classified according to the underlying assets securing such securities; and (iv) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; or

(15) issue senior securities, except as the 1940 Act or any rule thereunder may permit.


The AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund will not:


(1) borrow money or issue senior securities, except as the 1940 Act or any rule thereunder may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect changes in the 1940 Act or any rule thereunder. A Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowing exceeds 5%, the Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow the Fund to borrow from banks or pledge its assets in amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing or pledging);


(2) underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act;

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein; or investing in securities that are secured by real estate or interests therein;

(4) purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;


(5) make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to brokers/dealers or institutional investors;

(6) change its classification from diversified as defined under the 1940 Act to non-diversified. Under the 1940 Act, diversified generally means that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities issued by investment companies, or purchase more than 10% of the voting securities of any one issuer; or

(7) make investments that will result in the concentration, as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof, of its investments in the securities of issuers primarily engaged in the same industry. The SEC staff currently takes the position that a mutual fund concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within the industry. This restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities. Concentration will be examined by looking at each company's particular niche and not its general industry. In particular, technology companies will be divided according to their products and services; for example, hardware, software, information services and outsourcing, telecommunications will each be a separate industry. Furthermore, financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; asset-backed securities will be classified according to the underlying assets securing such securities; and, utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

NON-FUNDAMENTAL POLICIES AND RESTRICTIONS FOR THE AFBA 5STAR MID CAP FUND, AFBA 5STAR SCIENCE & TECHNOLOGY FUND AND AFBA 5STAR SMALL CAP FUND


In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the AFBA 5Star Mid Cap, AFBA 5Star Science & Technology and AFBA 5Star Small Cap Funds are subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

(1) OTHER INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a fund of funds which invests primarily in the shares of other investment companies as permitted by
         Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies.

(2) Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; and


(3) Each Fund may not borrow for the purpose of leveraging its investments. In this regard, a Fund will not purchase portfolio securities when borrowings exceed 5% of its total assets. Any borrowing, pledging or mortgaging of a Fund's assets will be limited to one-third of the Fund's assets.


PORTFOLIO TURNOVER. Annual portfolio turnover ratios for the time periods indicated are as follows:


NAME OF FUND                              FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                            MARCH 31, 2004      MARCH 31, 2005
AFBA 5Star Balanced Fund                         43%                  27%
AFBA 5Star High Yield Fund                       44%                  47%
AFBA 5Star Large Cap Fund                        45%                  24%
AFBA 5Star Mid Cap Fund                          22%                  18%
AFBA 5Star Science & Technology Fund             44%                  48%
AFBA 5Star Small Cap Fund                        23%                  26%
AFBA 5Star USA Global Fund                       23%                  37%


DISCLOSURE OF PORTFOLIO HOLDINGS. The Company's Board has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund's portfolio securities. The policies relating to the disclosure of the Funds' portfolio securities are designed to protect shareholder interests allow disclosure of portfolio holdings information where necessary to the Fund's operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund's portfolio holdings to a select person or persons prior to the release of such holdings to the public ("selective disclosure") is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

The Company discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company currently makes its portfolio holdings publicly available on its web site, http://www.afba.com, or on the SEC's website, http://www.sec.gov, as disclosed in the following table:




---------------------------------------- -------------------------------- --------------------------------------
INFORMATION POSTING                      FREQUENCY OF DISCLOSURE          DATE OF WEB POSTING
---------------------------------------- -------------------------------- --------------------------------------
---------------------------------------- -------------------------------- --------------------------------------
Complete Portfolio Holdings              Quarterly                        60 calendar days following the
                                                                          completion of each fiscal quarter
---------------------------------------- -------------------------------- --------------------------------------
---------------------------------------- -------------------------------- --------------------------------------
Top 10 Portfolio Holdings                Quarterly                        60 calendar days after the end of
                                                                          each calendar quarter
---------------------------------------- -------------------------------- --------------------------------------

The scope of the information relating to the Funds' portfolio that is made available on the web site may change from time to time without notice. The Funds' adviser or its affiliates may include each Fund's portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds' portfolio holdings that is not publicly available for legitimate business purposes to its third-party service providers, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm; Stradley Ronon Stevens & Young LLP, legal counsel; and Printerlink, the Funds' financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

The Company may provide information regarding the Funds' portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Company may only receive portfolio holdings information that has otherwise been publicly disclosed. The Company is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund's entire portfolio will not be disclosed to members of the media under any circumstance.

Exceptions to, or waivers of, the Funds' policy on portfolio disclosures may only be made by the Funds' Chief Compliance Officer and must be disclosed to the Funds' Board of Directors at its next regularly scheduled quarterly meeting. The Company's Portfolio Holdings Disclosure Review Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds' shareholders and a third party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination .The Board is responsible for reviewing the operation and effectiveness of the Funds' portfolio disclosure policy on an annual basis.


                       MANAGEMENT OF AFBA 5STAR FUND, INC.

DIRECTORS AND OFFICERS. The Funds are managed by AFBA 5Star Investment Management Company (the "Manager") subject to the supervision and control of the Board of Directors of the Company. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company. The following table lists the officers and Directors of the Company, their birth dates, position, term of office and principal occupation. The address of each person listed below is 909 North Washington Street, Alexandria, Virginia 22314.

                                                                                          NUMBER OF
                                                                                        FUNDS IN FUND         OTHER
                                 POSITION(S)    TERM OF OFFICE         PRINCIPAL           COMPLEX         TRUSTEESHIPS/
                               HELD WITH THE     AND LENGTH OF       OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME, BIRTH DATE                  COMPANY         TIME SERVED     DURING PAST 5 YEARS     DIRECTOR       HELD BY DIRECTOR
-----------------------       ---------------   ---------------   --------------------  -------------   -----------------
DISINTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
GENERAL MONROE W. HATCH,          Director      Director since    Consultant to               7         Trustee, ANSER
JR., USAF (RET.)                                January 1997.     Industry on                           Corporation
(11/20/33)                                      Shall serve as    National Security.                    (non-profit
                                                Director until                                          research
                                                his                                                     institute);
                                                resignation, or                                         Trustee, Vaughn
                                                until                                                   College of
                                                terminated or                                           Aeronautics
                                                until his
                                                successor is
                                                elected and
                                                qualified.


GENERAL LOUIS C. WAGNER,          Director      Director since    Private Consultant.         7         President, Army
JR., USAF (RET.)                                January 1997.                                           Retirement
(01/24/32)                                      Shall serve as                                          Resident
                                                Director until                                          Foundation-Potomac;
                                                his                                                     President,
                                                resignation, or                                         Armed Forces
                                                until                                                   Retirement
                                                terminated or                                           Residence
                                                until his                                               Corporation.
                                                successor is
                                                elected and
                                                qualified.

LIEUTENANT GENERAL JOHN S.        Director      Director since    Partner, IBM                7         Director
FAIRFIELD, USAF (RET.)                          May 2002.         Business                              Skybuilt Power
(05/02/41)                                      Shall serve as    Consulting                            (solar power
                                                Director until    Services                              company) June
                                                his               (Defense), July                       2003-present;
                                                resignation, or   2003-present;                         Trustee,
                                                until             Advisor, office of                    Falcon
                                                terminated or     the Secretary of                      Foundation
                                                until his         Defense,                              (private
                                                successor is      Logistics, January                    non-profit
                                                elected and       2004 to present;                      scholarship
                                                qualified.        Vice President,                       foundation).
                                                                  DynCorp.
                                                                  (federal
                                                                  government
                                                                  services).
                                                                  Formerly,
                                                                  Vice-President,
                                                                  Business
                                                                  Development,
                                                                  Federal Sector
                                                                  (computer
                                                                  sciences
                                                                  corporation),
                                                                  March
                                                                  2003-July
                                                                  2003.

BRIGADIER GENERAL HENRY J.        Director      Director since    Retired since               7               N/A
SECHLER, USAF (RET.)                            January 1997.     1997.  Formerly,
(07/23/32)                                      Shall serve as    Vice President,
                                                Director until    General Dynamics
                                                his               Corp. (defense
                                                resignation, or   contractor)
                                                until
                                                terminated or
                                                until his
                                                successor is
                                                elected and
                                                qualified.



                                                                                          NUMBER OF
                                                                                        FUNDS IN FUND         OTHER
                                 POSITION(S)    TERM OF OFFICE         PRINCIPAL           COMPLEX         TRUSTEESHIPS/
                               HELD WITH THE     AND LENGTH OF       OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME, BIRTH DATE                  COMPANY         TIME SERVED     DURING PAST 5 YEARS     DIRECTOR       HELD BY DIRECTOR
-----------------------       ---------------   ---------------   --------------------  -------------   -----------------


INTERESTED DIRECTORS
-------------------------------------------------------------------------------------------------------------------------


* GENERAL RALPH E. EBERHART,    Chairman and    Chairman and      President and Chief            7         Director,
USAF (RET.)                       Director      Director since    Executive Officer,                       National
(12/26/46)                                      December 2004.    Armed Forces Benefit                     Homeland
                                                Shall serve as    Association; Director                    Defense
                                                Chairman and      and Chairman, AFBA                       Foundation;
                                                Director, until   5Star Life Insurance                     Advisory Board
                                                his resignation   Company; Director and                    Member, ManTech
                                                or termination    Chairman, AFBA 5Star                     International
                                                or until his      Bank; Director and                       (government
                                                successor is      Chairman, AFBA 5Star                     technology
                                                elected and       Investment Management                    contractor);
                                                qualified.        Co.; Manager, AFBA                       Advisory Board
                                                                  5Star Financial, LLC;                    Member, The
                                                                  Commander,                               Spectrum Group
                                                                  NORAD/USNORTHCOM                         (consulting
                                                                  (U.S. Air Force);                        services);
                                                                  Commander                                Director,
                                                                  NORAD/USSPACE/AFSPACE                    Standard Aero
                                                                  (U.S. Air Force); and                    (service
                                                                  Commander, Air Combat                    provider to
                                                                  Command (U.S. Air                        global
                                                                  Force).                                  aerospace,
                                                                                                           defense and
                                                                                                           energy
                                                                                                           industries);
                                                                                                           Director,
                                                                                                           EIDPassport
                                                                                                           (security
                                                                                                           products);
                                                                                                           Director,
                                                                                                           Falcon
                                                                                                           Foundation
                                                                                                           (educational
                                                                                                           scholarships);
                                                                                                           USAFA
                                                                                                           Association of
                                                                                                           Graduates (U.S.
                                                                                                           Air Force
                                                                                                           alumni
                                                                                                           association)


*JOHN A. JOHNSON                President and   President and     President, Chief               7               N/A
(10/09/36)                        Director      Director since    Executive Officer,
                                                January 1997.     and Director, 5Star
                                                Shall serve as    Financial LLC;
                                                President and     President, Chief
                                                Director until    Executive Officer and
                                                his resignation   Director, AFBA 5Star
                                                or termination    Investment Management
                                                or until his      Company and AFBA
                                                successor is      5Star Securities
                                                elected and       Company.
                                                qualified.

*JOHN C. KORNITZER                Director      Director since    President, Kornitzer           7               N/A
(08/21/45)                                      January 1997.     Capital Management,
                                                Shall serve as    Inc. (sub-adviser to
                                                Director until    the Funds).
                                                his               Formerly, Vice
                                                resignation or    President of
                                                termination or    Investments,
                                                until his         Employers Reinsurance
                                                successor is      Corp.
                                                elected and
                                                qualified.

OFFICER(S) WHO ARE NOT DIRECTORS
--------------------------------------------------------------------------------

KIMBERLEY E. WOODING               CFO and      CFO since         Executive Vice                N/A              N/A
(05/16/68)                        Treasurer     December 2000.    President, Chief
                                                Treasurer since   Financial Officer and
                                                November 1999.    Director, AFBA 5Star
                                                Shall serve as    Life Insurance
                                                CFO and           Company; Executive
                                                Treasurer at      Vice President and
                                                the pleasure of   Chief Financial
                                                the Board or      Officer AFBA 5Star
                                                until her         Investment Management
                                                resignation or    Company; Financial/
                                                termination or    Operations Principal
                                                until her         and Chief Financial
                                                successor is      Officer, AFBA 5Star
                                                elected and       Securities Company.
                                                qualified.



                                                                                          NUMBER OF
                                                                                        FUNDS IN FUND         OTHER
                                 POSITION(S)    TERM OF OFFICE         PRINCIPAL           COMPLEX         TRUSTEESHIPS/
                               HELD WITH THE     AND LENGTH OF       OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME, BIRTH DATE                  COMPANY         TIME SERVED     DURING PAST 5 YEARS     DIRECTOR       HELD BY DIRECTOR
-----------------------       ---------------   ---------------   --------------------  -------------   -----------------


ANDREW J. WELLE                  Senior Vice    Vice President    Vice President of             N/A              N/A
(10/28/66)                        President     since December    AFBA 5Star Securities
                                and Secretary   2000 and          Company; Director for
                                                Secretary since   Distribution, AFBA
                                                July 2003.        5Star Investment
                                                Shall serve as    Management Company.
                                                Vice President
                                                and Secretary
                                                at the pleasure
                                                of the Board or
                                                until his
                                                resignation or
                                                termination or
                                                until his
                                                successor is
                                                elected or
                                                qualified.

LORRAINE J. LENNON             Vice President   Vice President    Vice President of             N/A              N/A
(01/26/61)                       Compliance     since December    Compliance, 5Star
                                                2000. Shall       Life Insurance
                                                serve as          Company, AFBA 5Star
                                                Vice-President    Investment Management
                                                of Compliance     Company and AFBA
                                                at the pleasure   5Star Securities
                                                of the Board or   Company.
                                                until her
                                                resignation or
                                                termination or
                                                until her
                                                successor is
                                                elected and
                                                qualified.

MAUREEN B. SCANLON             Vice President   Vice President    Vice President of             N/A              N/A
(09/05/73)                       Finance and    since November    Finance and
                                 Controller     2003. Shall       Controller, 5Star
                                                serve as          Life Insurance
                                                Vice-President    Company and AFBA
                                                of Finance at     5Star Investment
                                                the pleasure of   Management Company.
                                                the Board or      Secretary, 5Star Life
                                                until her         Insurance Company
                                                resignation or
                                                termination or
                                                until her
                                                successor is
                                                elected and
                                                qualified.

JOHN R. MOORMAN                Assistant Vice   Assistant Vice    Distribution Manager,         N/A              N/A
(02/26/70)                        President     President since   AFBA 5Star Investment
                                                December 2000.    Management Company.
                                                Shall serve as
                                                Assistant
                                                Vice-President
                                                at the pleasure
                                                of the Board or
                                                until his
                                                resignation or
                                                termination or
                                                until his
                                                successor is
                                                elected and
                                                qualified.

SALVATORE FAIA, ESQ., CPA           Chief       Shall service     President, Vigilant     N/A                    N/A
(12/25/62)                       Compliance     as Chief          Compliance Services;
                                   Officer      Compliance        Senior Legal Counsel,
                                                Officer until     PFPC Inc. from 2002
                                                his               to 2004; Chief Legal
                                                resignation, or   Counsel, Corviant
                                                until             Corporation
                                                terminated or     (Investment Adviser,
                                                until his         Broker/Dealer and
                                                successor is      Service Provider to
                                                elected and       Investment Advisers
                                                qualified.        and Separate
                                                                  Accountant
                                                                  Providers)
                                                                  from 2001 to
                                                                  2002; Partner,
                                                                  Pepper
                                                                  Hamilton LLP
                                                                  (law firm)
                                                                  from 1997 to
                                                                  2001.




* General Ralph E. Eberhart, USAF (Ret.) is considered an interested person of the Company under the federal securities laws due to his positions as an officer and/or chairman of AFBA 5Star Investment Management Company, the Manager of the Funds and other AFBA 5Star entities. John A. Johnson's status as an interested person results from his positions as an officer and/or director of AFBA 5Star Investment Management Company and other AFBA 5Star entities. John Kornitzer is considered an interested person due to his position as president and major shareholder of Kornitzer Capital Management, Inc., ("KCM"), sub-adviser to the Funds.

The Board has an Audit Committee comprised of only the Independent Directors, Messrs. Hatch, Wagner, Fairfield and Sechler. The Audit Committee, established by the Board on October 28, 2003, has the responsibility to, among other things, recommend the selection of the Funds' Independent Registered Public Accounting Firm, confer with the Independent Registered Public Accounting Firm regarding the Funds' financial statements, the results of the audits and related matters, and perform such other tasks as the full Board deems necessary or appropriate. The Audit Committee met twice during the last fiscal year.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Fund of the Company and in all registered investment companies overseen by the Director within the Company's family of investment companies, as of December 31, 2004.





                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                           REGISTERED INVESTMENT
                                                                                           COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY SECURITIES          DIRECTOR WITHIN THE FAMILY
NAME OF DIRECTOR                                   IN EACH AFBA 5STAR FUND                OF INVESTMENT COMPANIES

INTERESTED DIRECTORS
General Ralph E. Eberhart              $1-$10,000 in Balanced Fund
                                       $1-$10,000 in Mid Cap Fund
                                       $1-$10,000 in Small Cap Fund
                                       $1-$10,000 in USA Global Fund                       $10,001-$50,000

John A. Johnson                        $10,001-$50,000 in Balanced Fund
                                       $50,001-$100,000 in High Yield Fund
                                       $50,001-$100,000 in Large Cap Fund
                                       Over $100,000 in Mid Cap Fund
                                       Over $100,000 in Science & Technology Fund
                                       Over $100,000 in Small Cap Fund
                                       $50,001-$100,000 in USA Global Fund                   Over $100,000

John C. Kornitzer                      $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in USA Global Fund                    Over $100,000

DISINTERESTED DIRECTORS

General Monroe W. Hatch, Jr.           $10,001-$50,000 in Balanced Fund                    $10,001-$50,000

General Louis C. Wagner, Jr.           $1-$10,000 in Large Cap Fund
                                       $1-$10,000 in Science & Technology Fund
                                       $1-$10,000 in Small Cap Fund 000
                                       $1-$10,000 in USA Global Fund                       $10,001-$50,000

Lieutenant General John S. Fairfield   $1-$10,000 in Balanced Fund
                                       $1-$10,000 in Large Cap Fund
                                       $1-$10,000 in Mid Cap Fund
                                       $1-$10,000 in Science & Technology Fund                  $1-$10,000

Brigadier General Henry J. Sechler     $10,001-$50,000 in Balanced Fund
                                       $10,001-$50,000 in High Yield Fund
                                       $10,001-$50,000 in Large Cap Fund
                                       $10,001-$50,000 in Mid Cap Fund
                                       $10,001-$50,000 in Small Cap Fund
                                       $10,001-$50,000 in USA Global Fund                    Over $100,000



As of December 31, 2004, none of the "disinterested" Directors of the Company (as such term is defined in the 1940 Act), or their immediate family members owned beneficially or of record, an interest in the Company's manager or distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Manager or distributor.

COMPENSATION. Disinterested Directors are compensated and reimbursed by the Funds for their expenses arising out of normal duties and services. Director compensation for the fiscal year ended March 31, 2005, was as follows:




                                                         PENSION OR                              TOTAL COMPENSATION
                                   AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
      NAME OF PERSON           COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON       FUND COMPLEX PAID
       AND POSITION                 COMPANY           COMPANY EXPENSES         RETIREMENT           TO DIRECTOR

INTERESTED DIRECTORS
General Ralph E. Eberhart             $0                     $0                    $0                    $0

John A. Johnson                       $0                     $0                    $0                    $0

John C. Kornitzer                     $0                     $0                    $0                    $0

DISINTERESTED DIRECTORS
General Monroe W. Hatch             $15,150                  $0                    $0                 $15,150

General Louis C. Wagner,
Jr.                                 $15,150                  $0                    $0                 $15,150

Lieutenant General John S.
Fairfield                           $15,150                  $0                    $0                 $15,150

Brigadier General Henry J.
Sechler                             $15,150                  $0                    $0                 $15,150




Directors Fairfield, Hatch, Sechler and Wagner have no financial interest in, nor are they affiliated with, the Manager, PFPC Distributors, Inc. or KCM.




CODE OF ETHICS. The Company, the Manager and the sub-adviser have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures. Each code of ethics contains provisions designed to substantially comply with the recommendations contained in the Investment Company Institute's 1994 Report of the Advisory Group on Personal Investing. The codes of ethics are on file with the SEC.

PROXY VOTING POLICIES AND PROCEDURES. The Funds delegate all proxy voting decisions regarding the Funds' securities to KCM, the Funds' sub-adviser. As a result, the Funds' Board of Directors has adopted the sub-adviser's proxy voting policies and procedures as the Funds' proxy voting policies and procedures (the "Policies and Procedures").

KCM's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under its investment sub-advisory agreement. KCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Fund assets in accordance with the Policies and Procedures. Examples of the types of corporate actions on which KCM votes proxies for company securities that the Funds hold may include, without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for the Funds, KCM's utmost concern is that all decisions be made solely in the best interests of the Funds. KCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

KCM uses a proxy voting committee that makes all proxy decisions and is ultimately responsible for ensuring that all proxies received by KCM are voted in a timely manner and in a manner consistent with KCM's determination of the Funds' best interests.

Where a proxy proposal raises the possibility of a material conflict between KCM's interests and a Fund's interest, KCM will resolve such a conflict in the manner described below:

o VOTE IN ACCORDANCE WITH THE POLICIES AND PROCEDURES. To the extent that KCM HAS LITTLE OR NO DISCRETION to deviate from the Policies and Procedures with respect to the proposal in question, KCM shall vote in accordance with such pre-determined voting policy.

o OBTAIN CONSENT OF CLIENTS. To the extent that KCM HAS DISCRETION to deviate from the Policies and Procedures with respect to the proposal in question, its policy is to disclose the conflict to the Funds' Board of Directors and obtain its consent to the proposed vote prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of KCM's conflict such that the Board would be able to make an informed decision regarding the vote. If the Board does not respond to such a conflict disclosure request or denies the request, KCM will abstain from voting the securities.

KCM will generally vote against any management proposal that is not deemed to be in the shareholders' best interests. Proposals in this category would include issues regarding the issuer's board entrenchment, anti-takeover measures, providing cumulative voting rights and election of directors who sit on more than five boards.

Proxies will normally be voted with management on routine proposals that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders, such as election of the Independent Registered Public Accounting Firm, date and place of annual meeting and reasonable Employee Stock Purchase Plans. Some proxy decisions may be made on a case-by-case basis.

A COPY OF THE POLICIES AND PROCEDURES IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1-800-243-9865.


AS OF AUGUST 31 EACH YEAR, A COPY OF EACH FUND'S PROXY VOTING RECORD FOR THE PREVIOUS TWELVE MONTH PERIOD ENDED JUNE 30 IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-243-9865 OR VIA THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


CONTROL PERSONS. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" a Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund. As of July 15, 2005, Armed Forces Benefit Association (AFBA), 909 N. Washington Street, Alexandria, VA 22314 owned of record the following percentages of the outstanding shares of AFBA 5Star Balanced Fund, AFBA 5Star Large Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star USA Global
Fund: 64.56%, 68.31%, 39.35%, and 75.92%, respectively. Accordingly, AFBA is deemed to control the Funds.

As of July 15, 2005, the following persons were the record owner or beneficial owner of 5% or more of the outstanding shares of Class A, Class B, Class C, Class I or Class R Shares of each Fund:




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

AFBA 5STAR BALANCED FUND (B SHARES)


Raymond James & Assoc. Inc.                                                       X                     14.69%
FBO Donn IRA R/
880 Carillon Pkwy
St. Petersburg, FL  33716

NFSC FEBO                                                                         X
NFS/FMTC IRA
FBO Kathleen A Berridge
c/o AFBA Investment Management Co.                                                                      6.87%
909 N. Washington Street
Alexandria, VA 22314-1555

First Clearing, LLC                                                               X                     5.65%
Lola Colemen & George Coleman
JTWROS
10700 Wheat First Drive
Glenn Allen, VA 23060



                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

AFBA 5STAR BALANCED FUND (B SHARES)


Ferris, Baker Watts, Inc.                                                         X                     5.63%
Robert D. Conrad
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

First Clearing, LLC                                                               X                     5.24%
Robert Taylor Poland and Edith Locks
Poland JTTEN
10700 Wheat First Drive
Glenn Allen, VA 23060

AFBA 5STAR BALANCED FUND (I SHARES)

Armed Forces Benefit Assoc.                               X                                             88.96%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR BALANCED FUND (R SHARES)

AFBA Investment Management Co.                                                                          57.98%
ATTN Kim Wooding                                          X
909 N. Washington Street
Alexandria, VA  22314-1555

Mathew Steinberg                                                                  X                     42.02%
C/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555


AFBA 5STAR LARGE CAP FUND (A SHARES)

Great Plains Trust Co.                                                            X                     6.36%
FBO Paul and Maureen Evans
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR LARGE CAP FUND (B SHARES)

First Clearing, LLC
Chris A. Thymides                                                                 X                     12.61%
Simple IRA
10700 Wheat First Drive
Glenn Allen, VA 23060

Armed Forces Benefit Assoc.                               X                                             9.66%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Raymond James & Assoc. Inc.                                                       X                     8.04%
FBO Harris IRA
880 Carillon Pkwy
St. Petersburg, FL 33716




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

AFBA 5STAR LARGE CAP FUND (B SHARES)

First Clearing, LLC
Lynne W. Stalls                                                                   X                     7.40%
10700 Wheat First Drive
Glenn Allen, VA 23060

Ferris, Baker Watts, INC                                                          X                     7.36%
Rose Mary Burke/IRA R/O
909 N. Washington Street
Alexandria, VA 22314-1555

Ferris, Baker Watts, INC                                                          X                     6.25%
MO Belaidi
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

AFBA 5STAR LARGE CAP FUND (C SHARES)

PFPC Trust Co. R/O IRA                                                            X                     12.90%
Nanako Kamiya Hanafin
c/o AFBA Investment Management Company
909 N. Washington Street
Alexandria, VA 22314-1555

First Clearing, LLC                                                               X                     8.89%
Larry D. Ricketts
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060

Raymond James & Assoc. Inc.
FBO Therival, LC                                                                  X                     8.61%
880 Carillon Pkwy
St. Petersburg, FL  33716

Raymond James & Assoc. Inc.                                                       X                     7.19%
FBO K's Advertising
880 Carillon Pkwy
St. Petersburg, FL 33716


Raymond James & Assoc. Inc.                                                       X                     6.15%
FBO Dionne IRA
880 Carillon Pkwy
St. Petersburg, FL  33716


Raymond James & Assoc. Inc.
FBO Barnes IRA                                                                    X                     6.12%
880 Carillon Pkwy
St. Petersburg, FL  33716


Raymond James & Assoc. Inc.                                                       X                     5.88%
FBO Johnson IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     5.03%
FBO Cannon IRA
880 Carillon Pkway
St. Petersburg, FL  33716




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


AFBA 5STAR LARGE CAP FUND (I SHARES)

Armed Forces Benefit Assoc.                               X                                             70.53%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.
401 K Plan                                                X                                             5.36%
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA 22313-5587


AFBA 5STAR LARGE CAP FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR HIGH YIELD FUND (A SHARES)

FTC & Co.                                                 X                                             27.11%
Attn: DataLynx 187
P.O. Box 173736
Denver, CO 80217-3736

Charles Schwab & Co Inc                                   X                                             12.08%
Special Custody Acct FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

AFBA 5STAR HIGH YIELD FUND (I SHARES)

Armed Forces Benefit Assoc.                               X                                             74.23%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.
401 K Plan                                                X                                             5.72%
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA 22313-5587

AFBA 5STAR HIGH YIELD FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR MID CAP FUND (B SHARES)

First Clearing, LLC                                                               X                     17.79%
Mark Diberardinis
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


AFBA 5STAR MID CAP FUND (B SHARES)

AFBA Investment Management Co.
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555                                X                                             9.43%

First Clearing, LLC
Stephen and Adrienne Mahler Rev                                                   X                     9.07%
LVG Trust Stephen R. Mahler
10700 Wheat First Drive
Glenn Allen, VA 23060

Raymond James & Assoc. Inc                                                        X                     7.47%
FBO Saltis IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

First Clearing, LLC
Chad Kearsley                                                                     X                     6.23%
FCC as Custodian
10700 Wheat First Drive
Glenn Allen, VA 23060

AFBA 5STAR MID CAP FUND (I SHARES)

Armed Forces Benefit Assoc.                               X                                             46.75%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.
401 K Plan                                                X                                             34.94%
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA 22313-5587


AFBA 5STAR MID CAP FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (A
SHARES)

Raymond James & Assoc. Inc.                                                       X                      5.36
FBO Greene Thomas
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (B
SHARES)

Raymond James & Assoc. Inc.                                                       X                     5.33%
FBO Baswell SEP
880 Carillon Pkwy
St. Petersburg, FL 33716




                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


AFBA 5STAR SCIENCE & TECHNOLOGY FUND (C
SHARES)

First Clearing, LLC                                                               X                     7.33%
Joseph R. Greff IRA
10700 Wheat First Drive
Glenn Allen, VA 23060

NFSC FEBO                                                                         X                     5.04%
NFS/FMTC IRA
FBO Lynn Y Smith
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (I
SHARES)

Armed Forces Benefit Assoc.                               X                                             57.99%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.                               X                                             23.69%
401 K Plan
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA 22313-5587

AFBA 5STAR SCIENCE & TECHNOLOGY FUND (R
SHARES)

AFBA Investment Management Co.                            X                                             86.29%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555


PFPC Trust Company 5 Star IRA                                                     X                     13.71%
FBO James R. Clark
c/o AFBA Investment Management Co.
909 N. Washington Street
Alexandria, VA 22314-1555

AFBA 5STAR SMALL CAP FUND (A SHARES)

Charles Schwab & Co                                       X                                             29.73%
Special Custody Account FBO Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104





                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS

AFBA 5STAR SMALL CAP FUND (A SHARES)

Prudential Investment Management Service                  X                                             7.77%
FBO Mutual Fund Clients
3 Gateway Center Fl 11
Mail stop: NJ 05-11-20
Newark, NJ 07102

SEI Private Trust Co.                                                             X                     6.17%
FBO Laird Norton
One Freedom Valley Drive
Oaks, PA 19456

AFBA 5STAR SMALL CAP FUND (I SHARES)

Armed Forces Benefit Assoc.                               X                                             39.61%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Armed Forces Benefit Assoc.                               X                                             25.03%
401 K Plan
Attn:  Mark A. Centanni
P.O. Box 25587
Alexandria, VA 22313-5587

SEI Private Trust Company                                                         X                     7.17%
C/o Sun Trust Bank
1 Freedom Valley Dr.
Oaks, PA 19456


AFBA 5STAR SMALL CAP FUND (R SHARES)

AFBA Investment Management Co.                            X                                             99.25%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR USA GLOBAL FUND (A SHARES)

Raymond James & Assoc. Inc.                                                       X                     10.34%
FBO Sam Abdalla
880 Carillon Pkwy
St. Petersburg, FL 33716


First Clearing, LLC                                                               X                      5.48%
Thomas E. Greenman, Jr.
10700 Wheat First Drive
Glenn Allen, VA 23060

AFBA 5STAR USA GLOBAL FUND (B SHARES)

First Clearing, LLC                                                               X                     38.22%
Sondra H. Block IRA
10700 Wheat First Drive
Glenn Allen, VA 23060





                                                 OWNER OF RECORD         BENEFICIAL OWNER        PERCENT OF CLASS


AFBA 5STAR USA GLOBAL FUND (B SHARES)
                                                           X                                             22.93%
Armed Forces Benefit Assoc.
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

Raymond James & Assoc. Inc.                                                       X                     18.65%
FBO Lapera IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     9.78%
FBO Sibley IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

Raymond James & Assoc. Inc.                                                       X                     9.23%
FBO Rapp Bonita
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR USA GLOBAL FUND (C SHARES)

Raymond James & Assoc. Inc.                                                       X                     5.83%
FBO Norrell IRA
880 Carillon Pkwy
St. Petersburg, FL 33716

AFBA 5STAR USA GLOBAL FUND (I SHARES)

Armed Forces Benefit Assoc.                               X                                             82.01%
Attn:  Scott Pinckney
909 N. Washington Street
Alexandria, VA  22314-1555

AFBA 5STAR USA GLOBAL FUND (R SHARES)

AFBA Investment Management Co.                            X                                            100.00%
ATTN Kim Wooding
909 N. Washington Street
Alexandria, VA  22314-1555




MANAGEMENT OWNERSHIP. As of July 15, 2005, the officers and Directors as a group owned less than 1% of the outstanding shares of each of the AFBA 5Star Funds.



                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND SUB-ADVISER. AFBA 5Star Investment Management Company acts as Manager of the Funds and is a registered investment adviser under the Investment Advisers Act of 1940. It organized the Company in 1997 and employs at its own expense Kornitzer Capital Management, Inc. to serve as the sub-adviser to the Funds.

For its services as Manager, each Fund pays the Manager a fee at the annual rate of 0.80% of the Fund's average daily net assets. The Manager has entered into contractual arrangements to reduce fees and/or pay expenses to the extent necessary to limit Total Annual Fund Operating Expenses to 1.08% exclusive of Rule 12b-1 and shareholder service fees through July 31, 2006 with respect to the AFBA 5Star Balanced and AFBA 5Star High Yield Funds. In addition, the Manager has entered into contractual arrangements to reduce fees and/or pay expenses in amounts necessary to limit Total Annual Fund Operating Expenses exclusive of Rule 12b-1 and shareholder service fees through July 31, 2006 to 1.28%, with respect to the AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science and Technology Fund, AFBA 5Star Small Cap Fund and AFBA 5Star USA Global Fund. Thereafter, the Manager may either renew or terminate these arrangements. When a Fund's assets grow to a point where fee reductions and/or expense payments are no longer necessary to meet the expense limitation target, the Manager may seek to recoup amounts it previously reduced or expenses that it paid. The Manager will only seek to recoup such amounts if total annual fund operating expenses plus the amounts recouped do not exceed the expense limitation target. The Manager shall only be entitled to recoup such amounts for a period of three years from the date such amount was limited or paid.


For the past three fiscal years, the Manager was paid the following amounts:



                                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED       FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2003           MARCH 31, 2004          MARCH 31, 2005
------------                                       --------------           --------------          --------------
AFBA 5Star Balanced Fund
    Advisory Fees Paid                                 $260,666                 $320,266                $429,338
    Fees Reduced/Expenses Reimbursed                  ($273,630)               ($292,862)              ($233,272)
    Net Fees                                           ($12,964)                 $27,404                $196,066

AFBA 5Star High Yield Fund
    Advisory Fees Paid                                  $95,243                 $214,328                $360,009
    Fees Reduced/Expenses Reimbursed                  ($249,347)               ($311,068)              ($251,232)
    Net Fees                                          ($154,104)                ($96,740)              ($108,777)

AFBA 5Star Large Cap Fund
    Advisory Fees Paid                                 $133,796                 $159,087                $170,913
    Fees Reduced/Expenses Reimbursed                  ($264,047)               ($274,033)              ($181,322)
    Net Fees                                          ($130,301)               ($114,946)               ($10,409)

AFBA 5Star Mid Cap Fund
    Advisory Fees Paid                                   $9,253(1)               $18,868                 $53,251
    Fees Waived/Expenses Reimbursed                    ($62,533)               ($178,535)              ($189,422)
    Net Fees                                           ($53,280)               ($159,667)              ($136,171)

AFBA 5Star Science & Technology Fund
    Advisory Fees Paid                                  $21,671                  $33,725                 $47,892
    Fees Reduced/Expenses Reimbursed                  ($154,051)               ($189,461)              ($191,136)
    Net Fees                                          ($132,380)               ($155,736)              ($143,244)

AFBA 5Star Small Cap Fund
    Advisory Fees Paid                                  $49,878                 $110,043                $633,469
    Fees Reduced/Expenses Reimbursed                  ($175,488)               ($205,586)              ($145,949)
    Net Fees                                          ($125,610)                ($95,543)                487,520

AFBA 5Star USA Global Fund
    Advisory Fees Paid                                 $256,771                 $298,910                $346,393
    Fees Reduced/Expenses Reimbursed                  ($292,108)               ($295,771)              ($155,999)
    Net Fees                                           ($35,337)                  $3,139                $190,394




KCM was founded in 1989 and is a private investment research and counseling organization serving individual, corporate and other institutional clients. Pursuant to the agreement between the Manager and KCM, KCM will provide the Funds with research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Funds, subject to the control of the Directors of the Company and the Directors of the Manager. The Manager pays KCM an annual sub-advisory fee of 33/100 of 1% (.33%) of each Fund's average daily net assets, for its services. KCM also serves as investment adviser to the Buffalo Group of Mutual Funds.

The following amounts were paid to KCM for its services to each Fund by the
Manager:




                                                 FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
NAME OF FUND                                       MARCH 31, 2003         MARCH 31, 2004         MARCH 31, 2005
------------                                       --------------         --------------         --------------
AFBA 5Star Balanced Fund                               $107,525                $132,403               $176,752
AFBA 5Star High Yield Fund                              $39,288                 $91,508               $149,257
AFBA 5Star Large Cap Fund                               $55,191                 $65,770                $70,356
AFBA 5Star Mid Cap Fund                                  $3,817(1)               $7,798                $21,928
AFBA 5Star Science & Technology Fund                     $8,939                 $13,946                $30,016
AFBA 5Star Small Cap Fund                               $20,575                 $45,496               $250,584
AFBA 5Star USA Global Fund                             $105,918                $120,674               $141,541



1 For the period from May 1, 2002 through March 31, 2003.


Each Fund bears the cost of personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the Independent Registered Public Accounting Firm and legal counsel; rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company; any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage commissions; or any other expenses incurred by it which are not assumed in the Management Agreement by the Manager.

PORTFOLIO MANAGERS. The following table shows information regarding other accounts managed by each AFBA Fund Portfolio Manager as of March 31, 2005.




--------------------------------------------------------------------------------------------------------------------



                                                                                     NUMBER OF      TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE    ACCOUNTS WHERE
                                                                                  MANAGER FEE IS    MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF    TOTAL ASSETS IN  BASED ON ACCOUNT  BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE       PERFORMANCE
--------------------------------------------------------------------------------------------------------------------

JOHN KORNITZER          Registered Investment          1         $141.9 million          0                0
lead Portfolio Manager        Companies
of the AFBA 5Star
Balanced Fund

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         5         $481.8 million          0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts           1,005       $783.4 million          0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
KENT GASAWAY            Registered Investment          5          $2.7 billion           0                0
lead portfolio manager        Companies
of the AFBA 5Star High
Yield Fund.  He also
serves as co-lead
portfolio manager of
the AFBA 5Star Large
Cap, AFBA 5Star Mid
Cap, AFBA 5Star
Science & Technology,
AFBA 5Star Small Cap,
and AFBA 5Star USA
Global Funds.

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------



                                                                                     NUMBER OF      TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE    ACCOUNTS WHERE
                                                                                  MANAGER FEE IS    MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF    TOTAL ASSETS IN  BASED ON ACCOUNT  BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE       PERFORMANCE
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         9          $490 million           0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts            59         $123.7 million          0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
BOB MALE                Registered Investment          6          $2.3 billion           0                0
co-lead portfolio             Companies
manager of the AFBA
5Star Large Cap,
AFBA 5Star Mid Cap,
AFBA 5Star Small Cap,
AFBA 5Star Science &
Technology and AFBA
5Star USA Global Funds.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         9          $490 million           0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts            56         $114.8 million          0                0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
GRANT P. SARRIS         Registered Investment          6          $2.3 billion           0                0
co-lead portfolio             Companies
manager of the AFBA
5Star Large Cap,
AFBA 5Star Mid Cap,
AFBA 5Star Small Cap,
AFBA 5Star Science &
Technology and AFBA
5Star USA Global Funds.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         9          $490 million           0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                            Other Accounts            10          $2.3 billion           0                0
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------



                                                                                     NUMBER OF      TOTAL ASSETS IN
                                                                                  ACCOUNTS WHERE    ACCOUNTS WHERE
                                                                                  MANAGER FEE IS    MANAGER FEE IS
        NAME OF                ACCOUNT             NUMBER OF    TOTAL ASSETS IN  BASED ON ACCOUNT  BASED ON ACCOUNT
  PORTFOLIO MANAGER            CATEGORY            ACCOUNTS         ACCOUNTS        PERFORMANCE       PERFORMANCE
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
WILLIAM KORNITZER       Registered Investment          2          $173 million           0                0
co-portfolio manager          Companies
of the AFBA 5Star
Large Cap and AFBA
5Star USA Global
Funds.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         3         $146.4 million          0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts             1          $600 thousand          0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
ELIZABETH JONES         Registered Investment          1          $62.6 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         1          $81.1 million          0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts             0               $0                0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
DAVE CARLSEN            Registered Investment          1          $62.6 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         1          $81.1 million          0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts             0               $0                0                0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
CLAY BRETHOUR           Registered Investment          1          $62.6 million          0                0
co-portfolio manager          Companies
of the AFBA 5Star
Science & Technology
Fund.

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                       Other Pooled Investment         1          $81.1 million          0                0
                               Vehicles
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                            Other Accounts             0               $0                0                0
--------------------------------------------------------------------------------------------------------------------




Portfolio Manager compensation primarily consists of a modest fixed base salary and a larger bonus tied to short and long-term performance as well as other factors, described herein. Each Portfolio Manager's base salary is determined annually based on individual performance, seniority and contributions to the firm. Bonuses are determined annually based on individual performance and contributions to the firm, performance of funds and accounts managed and success of the firm overall. Some Portfolio Managers may own interests in KCM entitling him or her to a portion of KCM's profits or losses.

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees, as a Portfolio Manager must allocate his or her time and investment ideas across multiple Funds and accounts. A Portfolio Manager may execute transactions for a fund or account that may adversely impact the value of securities held by another fund or account. Securities selected for funds or accounts may outperform the securities selected for another fund.

When an investment is appropriate or suitable for more than one fund or account, the following considerations apply:

o The investment opportunity is allocated among mutual funds and individual client accounts on a pro rata basis according to their asset size.

o An investment opportunity will generally not be placed in a fund or account if not in round lot shares of at least 100.

o The investment opportunity will be spread over KCM's accounts and Funds base to the fullest extent possible, within standards of appropriateness and suitability.

o Initial public offerings receive the same considerations as any other investment opportunity, subject to certain investment limitations of some Funds and client accounts.

o Investment opportunities limited in amount are not allocated to KCM proprietary accounts, employees or affiliated persons' accounts.

o KCM may not allocate any initial public offerings to any accounts in which a restricted person has a beneficial interest, subject to certain exemptions.


The portfolio manager's management of their personal accounts may give rise to potential conflicts of interest. The Funds and KCM have adopted codes of ethics that they believe contain provisions reasonably necessary to prevent such conflicts.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund that he or she manages, as of March 31, 2005.



-------------------------- -- --------------------------------------------------
        NAME OF                                       DOLLAR RANGE OF
    PORTFOLIO MANAGER                          EQUITY SECURITIES IN EACH FUND
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
JOHN KORNITZER                o      Balanced Fund ($10,001-$50,000)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
KENT GASAWAY                  o      Large Cap Fund ($1-10,000)
                              o      High Yield Fund ($1 - $10,000)
                              o      Mid Cap Fund ($1-$10,000)
                              o      Science & Technology Fund ($1-$10,000)
                              o      Small Cap Fund ($10,001-$50,000)
                              o      USA Global Fund ($1-$10,000)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
BOB MALE                      o      Large Cap Fund (none)
                              o      Mid Cap Fund (none)
                              o      Science & Technology Fund (none)
                              o      Small Cap Fund (none)
                              o      USA Global Fund (none)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
GRANT P. SARRIS               o      Large Cap Fund (none)
                              o      Mid Cap Fund (none)
                              o      Science & Technology Fund (none)
                              o      Small Cap Fund (none)
                              o      USA Global Fund (none)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
WILLIAM KORNITZER             o      Large Cap Fund ($1-$10,000)
                              o      USA Global Fund ($1-$10,000)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
ELIZABETH JONES               o      Science & Technology Fund (none)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
DAVE CARLSEN                  o      Science & Technology Fund (none)
-------------------------- -- --------------------------------------------------
-------------------------- -- --------------------------------------------------
CLAY BRETHOUR                 o      Science & Technology Fund (none)
-------------------------- -- --------------------------------------------------

ADMINISTRATION AND ACCOUNTING SERVICES. Under a separate Administration and Accounting Services Agreement, PFPC Inc., ("PFPC") 301 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for the Funds. These services include preparing shareholder reports, providing statistical data and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of each Fund. The Administration and Accounting Services Agreement provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreement. For the fiscal years ended March 31, 2003, 2004 and 2005 PFPC received $741,312, $861,000 and $804,101 respectively, from the Funds for administration and accounting services.


ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' financial statements are audited by an Independent Registered Public Accounting Firm approved by the Audit Committee each year. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Suite 2100, Baltimore, MD 21201-2304 are the Independent Registered Public Accountants for the Funds.


CUSTODIAN. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, serves as the custodian.


TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406, also serves as the transfer agent.


COUNSEL. The law firm of Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as legal counsel to the Company.



                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), PFPC Distributors, Inc. ("PFPC Distributors"), 760 Moore Road, King of Prussia, PA 19406, serves as the distributor of the Funds' shares. The terms of the Underwriting Agreement grant PFPC Distributors the right to sell shares of the Funds as agent for the Funds. Shares of the Funds are offered continuously.


Under the terms of the Underwriting Agreement, PFPC Distributors agrees to use all reasonable efforts to secure purchasers for shares of the Funds and may choose to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Funds' shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Funds' Distribution Plan for its Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class R Shares (the "Class R Plan"), each of which has been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). PFPC Distributors receives no Rule 12b-1 fees in connection with the sale of Class I Shares or the Class A Shares of the Funds, but may retain a portion of the front-end sales charges of the Class A Shares.


The Underwriting Agreement provides that PFPC Distributors, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under such agreement, will not be liable to any of the Funds or their shareholders for losses arising in connection with the sale of shares of the Funds.

The Underwriting Agreement became effective as of January 1, 2001 and continues in effect for a period of two years. Thereafter, the Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Directors, including a majority of the non-interested Directors.


The Underwriting Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to a Fund (i) by vote of a majority of the Directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Funds or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to PFPC Distributors; or (ii) by PFPC Distributors on sixty (60) days' written notice to the Company.

PFPC Distributors will be compensated for distribution services according to the Rule 12b-1 Plans, regardless of PFPC Distributors' expenses. The Rule 12b-1 Plans provide that PFPC Distributors will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PFPC Distributors may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PFPC Distributors and other financial institutions for distribution and shareholder servicing activities. PFPC Distributors has entered into an agreement with AFBA Five Star Securities Company ("AFBA Securities"), an affiliate of the Funds' Manager, through which AFBA Securities serves as sub-underwriter of the Funds' shares. As sub-underwriter, AFBA Securities will pay selling brokers or dealers commissions promptly after the sale of Class B and Class C Shares in exchange for the payment by PFPC of the distribution fees, contingent deferred sales charge ("CDSC") and service fees it receives with respect to those shares. Amounts payable under the Rule 12b-1 Plans can exceed distribution or shareholder servicing expenses actually incurred by PFPC Distributors.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B Shares' average daily net assets (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class B Shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets of a Fund's Class C Shares (or such lesser amount as may be established by a majority of the Board of Directors, including a majority of the non-interested Directors) as compensation for PFPC Distributors' role in the distribution of a Fund's Class C Shares. The Company shall pay to the Distributor or others a fee in the amount of 0.35% per annum of the average daily net assets of the Company attributable to each Fund's Class R Shares (or such lesser amount as may be established from time to time by a majority of the Board of Directors, including a majority of the non-interested Directors) for advertising, marketing and distributing each Fund's Class R Shares. Such fee shall be payable at the direction of the Manager from the assets attributable to the Class R Shares of such Fund and shall be paid in monthly installments promptly after the last day of each calendar month.

Under the Class B Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2005, were:




-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
                           Balanced     High Yield   Large      Mid Cap Fund  Science &     Small Cap    USA Global
                           Fund         Fund         Cap Fund                 Technology    Fund         Fund
                                                                              Fund
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------

Advertising                         $0           $0         $0            $0            $0           $0           $0
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
Printing and mailing                $0           $0         $0            $0            $0           $0           $0
prospectuses other than
to current shareholders
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
Payments withheld by the        $13.43        $4.41      $3.44         $3.68        $10.90       $71.54         $.93
underwriter
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
Payments to                  $4,219.43  $16,405.53     $773.16       $487.42     $1,986.96   $12,384.93      $360.62
broker-dealers
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
Other                               $0           $0         $0            $0            $0           $0           $0
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------
Total                        $4,232.86  $16,409.94     $776.60       $491.10     $1,997.86   $12,456.47      $361.55
-------------------------- ------------ ------------ ---------- ------------- ------------- ------------ ------------

Under the Class C Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2005, were:


-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
                           Balanced     High Yield    Large Cap   Mid Cap Fund  Science &     Small Cap     USA Global
                           Fund         Fund          Fund                      Technology    Fund          Fund
                                                                                Fund
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
Advertising                         $0            $0          $0            $0            $0            $0           $0
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
Printing and mailing                $0            $0          $0            $0            $0            $0           $0
prospectuses other than
to current shareholders
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
Payments withheld by the       $112.18        $24.47       $1.22       $229.95        $91.52       $490.36       $58.96
underwriter
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
Payments to                 $29,776.35    $63,947.37   $1,674.51    $10,751.04     $3,440.60    $77,949.57   $11,203.49
broker-dealers
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
Other                               $0            $0          $0            $0            $0            $0           $0
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------
Total                       $29,888.53    $63,971.84   $1,675.73    $10,980.99      $3532.12    $78,439.93   $11,262.45
-------------------------- ------------ ------------- ----------- ------------- ------------- ------------- ------------

Under the Class R Distribution Plan, total payments by Funds for the fiscal year ended March 31, 2005, were:




------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
                         Balanced     High Yield   Large      Mid Cap      Science &     Small Cap    USA
                         Fund         Fund         Cap Fund   Fund         Technology    Fund         Global
                                                                           Fund                       Fund
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------

Advertising                       $0           $0         $0           $0            $0           $0          $0
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
Printing and mailing              $0           $0         $0           $0            $0           $0          $0
prospectuses other
than to current
shareholders
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
Payments withheld by          $37.08       $36.28     $33.48       $35.10        $33.72       $35.86      $33.37
the underwriter
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
Payments to                    $0.21           $0         $0           $0            $0        $0.25          $0
broker-dealers
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
Other                             $0           $0         $0           $0            $0           $0          $0
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------
Total                         $37.29       $36.28     $33.48       $35.10        $33.72       $36.11      $33.37
------------------------ ------------ ------------ ---------- ------------ ------------- ------------ -----------

SHAREHOLDER SERVICE PLAN

In addition, the Board of Directors (including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan) has adopted a Shareholder Service Plan pursuant to Rule 12b-1 with respect to the Class A, Class B, Class C and Class R shares of the Funds. Under the Shareholder Service Plan, the Company, on behalf of each Fund, or its authorized agents (manager or distributor) are authorized to enter into shareholder service agreements with financial institutions and other persons who provide certain shareholder and administrative services to shareholders of the Funds (the "Shareholder Service Providers"). Pursuant to the Shareholder Service Plan, the Funds shall pay the Shareholder Service Providers a monthly fee not to exceed per annum 0.25% of average daily net assets for the Class A, Class B and Class C Shares, and 0.15% for the Class R shares of each Fund with which the Service Provider maintains a service relationship.

From time to time, the Manager may make payments to third parties out of its management fee, including payments of fees for shareholder servicing and transfer agency functions. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of Class B, Class C or Class R Shares of a Fund within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to be authorized by the Rule 12b-1 Plan. A Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan, Class C Plan or the Class R Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

Each Rule 12b-1 Plan and each agreement entered into pursuant to the Rule 12b-1 Plan may be terminated as to any Fund at any time, without penalty, by vote of a majority of the outstanding shares of the applicable class of such Fund, or by vote of a majority of the Company's non-interested Directors, on not more than sixty (60) days' written notice.

Under the Shareholder Service Plans, the total payments by Funds for the fiscal year ended March 31, 2005, were:




---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
                       Balanced      High Yield   Large Cap    Mid Cap      Science &      Small Cap      USA
                       Fund          Fund         Fund         Fund         Technology     Fund           Global
                                                                            Fund                          Fund
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------

Class A                  $12,209.93   $55,041.02      $943.32    $6,216.45      $1,632.82    $150,089.99   $2,574.39
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
Class B                   $1,410.94    $5,469.96      $258.87      $163.70        $665.95      $4,152.15     $120.52
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
Class C                   $9,962.84   $21,323.96      $558.56    $3,660.32      $1,177.39     $26,146.64   $3,754.15
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
Class R                      $15.81       $15.22       $14.51       $14.97         $14.40         $15.41      $14.44
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------
Total                    $23,599.52   $81,850.16    $1,775.26   $10,055.44      $3,490.56    $180,404.19   $6,463.50
---------------------- ------------- ------------ ------------ ------------ -------------- -------------- -----------




FRONT-END SALES CHARGES. When purchasing Class A Shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50% (3.75% for the High Yield Fund), which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege or letter of intent described under "Sales Charge Reductions and Waiver" in the Class A, B, and C Prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of each Fund's shares or to compensate PFPC Distributors for its efforts to sell shares of each Fund.





AFBA 5STAR BALANCED FUND
AFBA 5STAR LARGE CAP FUND
AFBA 5STAR MID CAP FUND
AFBA 5STAR SCIENCE & TECHNOLOGY FUND
AFBA 5STAR SMALL CAP FUND
AFBA 5STAR USA GLOBAL FUND
------------------------------- ------------------------ ------------------------- ---------------------------


                                 INITIAL SALES CHARGE    INITIAL SALES CHARGE AS       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF       A PERCENTAGE OF YOUR        AS A PERCENTAGE OF
    YOUR INVESTMENT                 OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         5.50%                    5.82%                      5.00%
$50,000 up to $150,000                   4.50%                    4.71%                      3.75%
$150,000 up to $250,000                  3.50%                    3.63%                      2.75%
$250,000 up to $500,000                  2.50%                    2.56%                      2.00%
$500,000 up to $1,000,000                2.00%                    2.04%                      1.50%
Over $1,000,000                          0.00%                    0.00%                      0.00%

AFBA 5STAR HIGH YIELD FUND
------------------------------- ------------------------ ------------------------- ---------------------------

                                                                                       DEALER REALLOWANCE
                                  AS A PERCENTAGE OF     AS A PERCENTAGE OF YOUR       AS A PERCENTAGE OF
       YOUR INVESTMENT              OFFERING PRICE              INVESTMENT               OFFERING PRICE
------------------------------- ------------------------ ------------------------- ---------------------------
$50,000 and less                         3.75%                    3.90%                      3.25%
$50,000 up to $150,000                   3.00%                    3.09%                      2.50%
$150,000 up to $250,000                  2.25%                    2.30%                      1.75%
$250,000 up to $500,000                  1.50%                    1.52%                      1.25%
$500,000 up to $1,000,000                1.00%                    1.01%                      0.75%
Over $1,000,000                          0.00%                    0.00%                      0.00%




The table below shows the aggregate sales charges received by PFPC Distributors and the amounts retained by PFPC Distributors for the past three fiscal years for Shares of each class of shares for each Fund:




-------------------- ---------------------------- ------------------------------ ------------------------------------
                      FOR THE FISCAL YEAR ENDED     FOR THE FISCAL YEAR ENDED      FOR THE FISCAL YEAR ENDED MARCH
                           MARCH 31, 2005                MARCH 31, 2004                       31, 2003
-------------------- ---------------------------- ------------------------------ ------------------------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
FUND                    AMOUNT         AMOUNT        AMOUNT          AMOUNT      AMOUNT RECEIVED   AMOUNT RETAINED
                       RECEIVED       RETAINED      RECEIVED        RETAINED
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------

Balanced Fund        $134,476       $16,457       $51,450        $6,463          $1,044           $96
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
High Yield Fund      $26,298        $3,973        $61,310        $8,941          $14,861          $2,272
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
Large Cap Fund       $2,398         $253          $5,100         $486            $1,922           $166
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
Mid Cap Fund         $26,245        $2,975        $9,602         $869
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
Science &            $12,587        $1,174        $5,673         $908
Technology Fund
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
Small Cap Fund       $330,362       $39,130       $49,474        $5,189          $7,676           $712
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------
USA Global Fund      $15,141        $1,501        $6,727         $608            $442             $42
-------------------- -------------- ------------- -------------- --------------- ---------------- -------------------

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

Decisions to buy and sell securities for the Funds are made by KCM as sub-adviser to the Funds. Officers of KCM are generally responsible for implementing and supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or price of the securities. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on circumstances of the trade involved and to the extent that they do not detract from the quality of the execution. Following is information on the amount of brokerage commissions paid by each Fund during the periods indicated:


                                                     FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
        NAME OF FUND                                   MARCH 31, 2003        MARCH 31, 2004        MARCH 31, 2005
==================================================================================================================
     AFBA 5Star Balanced Fund                              $15,543               $13,185                $5,918
     AFBA 5Star High Yield Fund                             $1,580                $4,556                $6,818
     AFBA 5Star Large Cap Fund                             $10,286               $22,516               $15,030
     AFBA Mid Cap Fund                                      $2,048                $4,111               $12,884
     AFBA 5Star Science & Technology Fund                   $4,452                $8,143               $12,150
     AFBA 5Star Small Cap Fund                              $9,543               $33,614              $280,019
     AFBA 5Star USA Global Fund                            $13,065               $28,923               $46,300



The level of brokerage commissions generated by a Fund is directly related to the number and size of buy and sell transactions into which the Fund enters. The frequency and size of these transactions are affected by various factors such as cash flows into and out of the Fund, the sub-adviser's interpretation of the market or economic environment, etc. The Funds, in purchasing and selling portfolio securities, will seek best execution consistent with the circumstances that exist at the time. The Funds do not intend to solicit competitive bids on each transaction.


The Funds believe it is in their best interest to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the respective Fund, when acting on its behalf, as well as for any research or other services provided to the respective Fund. The Funds may execute a substantial portion of the portfolio transactions through brokerage firms that are members of the New York Stock Exchange or through other major securities exchanges. When buying securities in the over-the-counter market, the Funds will select a broker who maintains a primary market for the security unless it appears that better execution may be obtained elsewhere.





The Funds have adopted a Directed Brokerage Policy that prohibits the Manager and KCM from considering the sale of Fund shares as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Directed Brokerage Policy allows the Manager and KCM to place portfolio orders with qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of the Funds' shares for their clients so long as certain safeguards are met.

Research and brokerage services furnished by broker-dealers and others may be useful to the Funds' Manager and sub-adviser in serving the Funds as well as other clients. Similarly, the Funds may benefit from research and brokerage services obtained by the sub-adviser from the placement of portfolio brokerage of other clients. The Funds may pay a higher rate of commission to brokers or dealers who provide research or brokerage services to the Manager or sub-adviser within the principles set out in Section 28(e) of the Securities Exchange Act of 1934 when it appears that this would be in the best interests of the shareholders.

Research and brokerage services provided by brokers and dealers include advice, either directly or through publications or writings, as to: the value of securities; the advisability of purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic political and legal factors and trends and portfolio strategy. In some cases, research and brokerage services are generated by third parties but are provided to the Manager or sub-adviser by or through a broker or dealer. No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by the Board of Directors of the Company and KCM.

The table below indicates the total amount of brokerage commissions paid for each Fund to brokers who provided research services for the Funds and total related portfolio transactions for the fiscal year ended March 31, 2005.

     NAME OF FUND                              COMMISSIONS         TRANSACTIONS
     ------------                              -----------         ------------
     AFBA 5Star Balanced Fund                       $5,918             291,768
     AFBA 5Star High Yield Fund                     $6,818             213,735
     AFBA 5Star Large Cap Fund                     $15,030             328,231
     AFBA Mid Cap Fund                             $12,884             301,865
     AFBA 5Star Science & Technology Fund          $12,150             281,723
     AFBA 5Star Small Cap Fund                    $280,019           6,333,100
     AFBA 5Star USA Global Fund                    $46,300             974,521

Certain Funds own securities of their regular broker-dealers. As of the fiscal year ended March 31, 2005, the Funds owned the following dollar amounts of securities of each Fund's regular broker-dealers:

     NAME OF FUND                       REGULAR BROKER-DEALERS       AMOUNT
     ------------                       ----------------------       ------
     AFBA 5Star Balanced Fund           Bank of America Corp.        $1,323,000
     AFBA 5Star High Yield Fund         Bank of America Corp.        $264,600
                                        Citigroup, Inc.              $238,182
     AFBA 5Star Large Cap Fund          Morgan Stanley               $629,750
     AFBA Mid Cap Fund                  Legg Mason                   $234,420

Except as noted above, none of the Funds owned any securities of their regular broker-dealers as of the end of the last fiscal year.



When the sub-adviser, in its fiduciary duty, believes it to be in the best interest of the shareholders, the Funds may join with other clients of the sub-adviser in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed among the Funds and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

                       CAPITAL STOCK AND OTHER SECURITIES


The Company issues its capital stock in seven separate series (each is in effect, a separate Fund), and each series in turn issues shares of five separate classes of shares: Class A, Class B, Class C, Class I and Class R. The shares of each class of each Fund, when issued and paid for in accordance with its Prospectus, will be legally outstanding, fully paid and non-assessable.

The separate classes of shares of a Fund each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B, Class C and Class R Shares bear Rule 12b-1 distribution fees of 0.75%, 0.75%, and 0.35% of the average net assets of the respective Class B, Class C and Class R Shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Classes A, B and C bear a shareholder service fee of 0.25% of the average net assets of the class. Class R Shares bear a shareholder service fee of 0.15% of the average net assets of the class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees. Certain expenses can vary from class to class; accordingly, the net asset value of Class A, Class B, Class C and Class R Shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights which means that the holders of 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Directors, do not have preemptive or subscription rights and are not transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.


The Company will not hold annual meetings except as required by the 1940 Act and other applicable laws. Under Maryland law, a special meeting of shareholders of the Company must be held if the Company receives the written request for a meeting from the shareholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting.

The Company has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the shareholders entitled to vote at the meeting.


                          PURCHASING AND SELLING SHARES

PURCHASES. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. We cannot process transaction requests that are not completed properly as described in the Prospectuses. If you use the services of any other broker to purchase or redeem shares of a Fund, that broker may charge you a fee. Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share ("NAV") next effective after the order is accepted by the Fund.

BY MAIL: You, a retirement plan administrator, or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to AFBA 5Star Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction. Send the check and application to:

Regular mail:                           Overnight mail:
-------------                           ---------------
AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9779                           101 Sabin Street
Providence, RI 02940                    Pawtucket, RI  02860-1427

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (888) 578-2733 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ANNUAL STATEMENTS. Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account that provides necessary tax information. A duplicate copy of a past annual statement is available from PFPC, at its cost, subject to a minimum charge of $5 per account, per year requested.

The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by the Prospectuses or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Funds and their shareholders.

SALES (REDEMPTIONS). The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. The Company cannot process transaction requests that are not complete and in good order. The Company must receive an endorsed share certificate with a signature guarantee, where a certificate has been issued.

You, a retirement plan administrator, or financial intermediary may sell your shares on any Business Day as described below. A Business Day is any day that both the New York Stock Exchange (the "Exchange") and PFPC, the Transfer Agent, are open for business. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. In certain circumstances, the Fund may pay redemption proceeds in the form of portfolio securities owned by the Fund. The portfolio securities distributed to you would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

BY MAIL: If shares are redeemed by mail, a signature guarantee is required for written redemption requests of $25,000 or more. A signature guarantee verifies the authenticity of your signature. When a Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. YOU CAN OBTAIN ONE FROM MOST BANKING INSTITUTIONS OR SECURITIES BROKERS, BUT NOT FROM A NOTARY PUBLIC. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                           Overnight mail:
-------------                           --------------
AFBA 5Star Fund, Inc.                   AFBA 5Star Fund, Inc.
c/o PFPC Inc.                           c/o PFPC Inc.
P.O. Box 9779                           101 Sabin Street
Providence, RI  02940                   Pawtucket, RI  02860-1427

BY TELEPHONE: If you are invested in Class A, B, C or I and prefer to redeem your shares by telephone you may elect to do so, however, there are certain risks. Each Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY WIRE: Redemption proceeds may be wired to a pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more for Class A, Class B, Class C or Class I Shares or in any amount for Class R Shares. A $10.00 fee will be deducted. The receiving bank may charge a fee for this service. Proceeds may also be mailed to a bank or, for amounts of $10,000 or less, mailed to the Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to the Fund account address of record, complete the appropriate section of the Application or include the Fund account address of record when written instructions are submitted. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the shares.

REDEMPTION FEE. The Funds charge a redemption fee of 2% on proceeds from shares redeemed or exchanged within 60 days following their acquisition (either by purchase or exchange). The redemption fee is calculated as a percentage of the net asset value of such shares at the time of redemption. This redemption fee is paid directly to the Fund from which shares are redeemed and exchanged. The redemption fee is not a sales charge or a contingent deferred sales charge. The purpose of the additional transaction fee is to allocate costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first and those shares held the shortest as being redeemed last.

The 2% redemption fee will not be charged on the following transactions.

o Redemptions of shares resulting from the death or disability (as defined in the Internal Revenue Code) of the shareholder including a joint owner.

o Redemptions of shares on an account which has demonstrated a severe hardship, such as a medical emergency, as determined in the absolute discretion of the Adviser.

o        Redemption of shares acquired through dividend reinvestment.

o Redemption of shares acquired through lump sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case or a "key employee" of a "top heavy" plan), as described in the prospectus.

o Redemption of shares acquired through distributions from an individual retirement account (IRA) or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2, as described in the prospectus.

Each Fund also has the discretion to waive the 2% redemption fee if the Fund is in jeopardy of failing the 90% income test or losing its regulated investment company (RIC) qualification for tax purposes. Despite the Funds' implementation of the 2% redemption fee, there may be certain intermediaries that are unable to enforce the Funds' redemption fee (or process its exceptions) because of their inability for various reasons to assess the fee to underlying shareholders or that may use criteria and methods for tracking, applying, and/or calculating the fee that may differ in some respects from that of the Funds.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS A, CLASS B, CLASS C AND CLASS I SHARES. The Company reserves the right to:

o Waive or increase the minimum investment requirements with respect to any person or class of persons, which include shareholders of a Fund's special investment programs.

o Cancel or change the telephone investment service, the telephone/telegraph exchange service and the automatic monthly investment plan without prior notice to you when it is in the best interest of the Funds and their investors.

o Begin charging a fee for the telephone investment service or the automatic monthly investment plan and to cancel or change these services upon 15 days written notice.

o Begin charging a fee for the telephone/telegraph service and to cancel or change the service upon 60 days written notice.

o Begin charging a fee for the systematic redemption plan upon 30 days written notice.

o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. We may waive the signature guarantee requirement if you authorize the telephone/telegraph redemption method at the same time you submit the initial application to purchase shares.

o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

INFORMATION FOR CLASS R SHARES.


Class R Shares of each Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Class R Shares also are available to IRA rollovers from eligible retirement plans that offered one or more AFBA 5Star Funds Class R Shares as an investment option. Class R Shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).

Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants' investments in the Funds.

IRA rollover accounts may be eligible to open an account and purchase Class R Shares by contacting any investment firm authorized to sell the Funds' shares. You can obtain an application from your investment firm or by calling the Funds at (800) 243-9865. You may also open your Class R Share account by completing an account application and sending it to the transfer agent by mail.

ADDITIONAL PURCHASE AND REDEMPTION POLICIES FOR CLASS R SHARES. The Company reserves the right to:


o Waive signature guarantee requirements in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders.


o Require signature guarantees if there appears to be a pattern of redemptions designed to avoid the signature guarantee requirement, or if we have other reason to believe that this requirement would be in the best interests of the Funds and their shareholders.

o If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until there are reasonable grounds to believe that the check has been collected (which could take up to 10 days).


o To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.


ADDITIONAL INFORMATION FOR ALL CLASSES.

The Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer.


These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.


WHEN SHARES ARE HELD IN THE NAME OF A CORPORATION, OTHER ORGANIZATION, TRUST, FIDUCIARY OR OTHER INSTITUTIONAL INVESTOR:


The value of shares redeemed may be more or less than your cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, for other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government body having jurisdiction over the Funds for the protection of the Funds' shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Funds may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by each Fund and valued in the same way as they would be valued for purposes of computing the NAV of each Fund. If payment is made in securities, you may incur transaction expenses in later converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of that particular Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

HOW SHARE PRICE IS DETERMINED. Each Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued at fair value as determined under the direction of the Board of Directors.

PFPC determines the NAV per share of each Fund on each day that the Company is open for business as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time). The Company is normally open for business on each day that the Exchange is open for business, however, the Company's officers are authorized to determine when the Company shall be open for business. The NAV is calculated by adding the value of all securities and other assets in each Fund, deducting its liabilities and dividing the balance by the number of outstanding shares of the Fund.

Shares will not be priced on those days the Exchange is closed for trading. As of the date of this SAI, those days will include, but are not limited to:

New Year's Day                      Good Friday               Labor Day
Martin Luther King, Jr. Day         Memorial Day              Thanksgiving Day
Presidents' Day                     Independence Day          Christmas Day


                             DISTRIBUTIONS AND TAXES

MULTICLASS DISTRIBUTIONS. A Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME. A Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates provided certain holding period requirements are met.

DISTRIBUTIONS OF CAPITAL GAINS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.


INVESTMENT IN FOREIGN SECURITIES. The AFBA 5Star Large Cap Fund, AFBA 5Star Mid Cap Fund, AFBA 5Star Science & Technology Fund and AFBA 5Star Small Cap Fund may be subject to foreign withholding taxes on dividend income from ADRs. This, in turn, could reduce such a Fund's income dividends paid to you.

Your use of foreign dividends, designated by the Fund as dividends from qualifying foreign corporations and subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by a Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o        98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES. Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different AFBA 5Star Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


DEFERRAL OF BASIS. (CLASS A ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another AFBA 5Star Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.


WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


U.S. GOVERNMENT SECURITIES. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of the Fund's distributions as qualified dividend income. The amount of a Fund's ordinary dividend distribution that is eligible for this favored tax treatment will be reported by the Fund in its year-end tax notices to shareholders.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

AFBA 5STAR HIGH YIELD FUND. Because the AFBA 5Star High Yield Fund's income is derived primarily from interest rather than dividends, none or only a small percentage of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in stock of domestic corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

AFBA 5STAR HIGH YIELD FUND. Because the income of the AFBA 5Star High Yield Fund is derived primarily from interest rather than dividends, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by a Fund.

NON-U.S. INVESTORS. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

The United Sates imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Also, interest-related dividends paid by a Fund from qualified net interest income generally are not subject to U.S. withholding tax. "Qualified interest income" or "QII" includes, in general, U.S. source (1) bank deposit interest,
(2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. The amount of ordinary dividends that are designated by a Fund as an interest-related dividend (other than dividends paid following the close of the Fund's fiscal year) must be based on an estimate of the Fund's qualified net interest income for its entire fiscal year, which can only be determined at fiscal year end. As a consequence, the Fund may over or under withhold U.S. tax on the income dividends paid to you. To the extent that the Fund pays an additional income dividend later in the calendar year, it may be able to adjust for any such over or under withholding. But there is no guarantee that the Fund will be able to eliminate any over withholding. In addition, the Funds reserve the right not to designate interest-related dividends as such and to reduce their withholding on these dividends where the amount designated would be de minimis on a per share basis.

Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

                              FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2005 (the "2005 Annual Report") are incorporated into this SAI by reference. No other parts of the 2005 Annual Report are incorporated by reference herein. The 2005 financial statements included in the 2005 Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. Copies of the Annual Report and the unaudited Semi-Annual Report may be obtained at no charge by telephoning the Funds at 1-888-578-2733.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

DESCRIPTION OF BOND RATINGS:


STANDARD & POOR'S CORPORATION ("S&P") DEBT RATINGS

A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

              1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

              2.    Nature of and provisions of the obligation.

              3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA - Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


DESCRIPTION OF COMMERCIAL PAPER RATINGS:

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P's for commercial paper in which the Funds may invest:

A-1 - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

A-2 - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper in which the Funds may invest:

Prime-1 - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following capacities: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                              AFBA 5STAR FUND, INC.

                               (the "Registrant")

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)   (1)         Articles of Incorporation as filed with the State of
                  Maryland on January 9, 1997 are incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's
                  Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on
                  June 1, 1999 ("PEA No. 3").

      (2) Articles Supplementary to establish four separate series as filed with the State of Maryland on April 4, 1997 are incorporated herein by reference to PEA No. 3.

      (3) Articles of Amendment to change "Five Star" to "5Star" as filed with the State of Maryland on October 16, 2000 are incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 23, 2001 ("PEA No. 5").

      (4) Articles of Amendment to designate the existing shares as Class I shares as filed with the State of Maryland on June 15, 2001 are incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on October 1, 2001 ("PEA No. 11").

      (5) Articles Supplementary to add Classes A, B and C as filed with the State of Maryland on June 15, 2001 are incorporated herein by reference to PEA No. 11.

      (6) Articles Supplementary to authorize and designate shares to Classes A, B, C and I as filed with the State of Maryland on June 15, 2001 are incorporated herein by reference to PEA No. 11.

      (7) Certificate of Correction to the Articles Supplementary filed with the State of Maryland on June 15, 2001, as filed with the State of Maryland on February 14, 2002 is incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 14, 2002 ("PEA No. 12"). Correction made to Articles fourth and fifth regarding the number of shares authorized.

      (8) Articles Supplementary to add Mid Cap Series as filed with the State of Maryland on February 14, 2002 are incorporated herein by reference to PEA No. 12.

      (9) Articles Supplementary to add Class R as filed with the State of Maryland on November 14, 2003 are incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on December 16, 2003 ("PEA No. 16").

      (10) Articles of Amendment to change the name of AFBA 5Star Large Cap Fund filed with the State of Maryland on November 14, 2003 are filed herewith.

(b)               By-Laws are incorporated herein by reference to PEA No. 3.

(c) Specimen copies of securities of the Registrant are incorporated herein by reference to PEA No. 3.

                  See Article Fifth of the Registrant's Articles of Incorporation, as amended, which are incorporated herein by reference.

                  See also, Article II of the Registrant's By-Laws which are incorporated herein by reference.

(d)   (1)  (i) Management Agreement between the Registrant and AFBA
                  5Star Investment Management Company is incorporated herein by reference to PEA No. 11.

           (ii) Appendix to the Management Agreement between the Registrant and AFBA 5Star Investment Management Company to incorporate the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 29, 2002 ("PEA No. 14").

           (iii) Expense Limitation Agreement between the Registrant and AFBA 5Star Investment Management Company is filed herewith.

      (2)  (i)    Sub-Advisory Agreement between AFBA 5Star Investment
                  Management Company and Kornitzer Capital Management, Inc. is incorporated herein by reference to PEA No. 11.

           (ii) Appendix to the Sub-Advisory Agreement between AFBA 5Star Investment Management Company and Kornitzer Capital Management incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference PEA No. 14.

(e)   (1)  (i)    Underwriting Agreement between the Registrant and PFPC
                  Distributors, Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

           (ii) Exhibit A to Underwriting Agreement incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to PEA No. 14.

(f)               Not Applicable.

(g)   (1)  (i)    Custodian  Agreement  between the Registrant and PFPC Trust
                 Company is incorporated herein by reference to PEA No. 5.

           (ii) Amendment to Custodian Agreement between Registrant and PFPC Trust Company adding the AFBA 5Star Mid Cap Fund is incorporated herein by reference to PEA No. 12.

(h)   (1)  (i)    Transfer Agency Agreement between the Registrant and
                  PFPC Inc. is incorporated herein by reference to PEA No. 5.

           (ii) Exhibit A to Transfer Agency Agreement between the Registrant and PFPC Inc. incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to PEA No. 14.

           (iv) Anti-Money Laundering and Privacy Amendment dated July 24, 2002 to Transfer Agency Agreement between the Registrant and PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 29, 2003 ("PEA No. 15").

           (v) Amendment to Transfer Agency Agreement regarding Customer Identification Program is incorporated herein by reference to PEA No. 17.

      (2)  (i)    Administration and Accounting Services Agreement between the
                  Registrant and PFPC Inc. dated December 18, 2000 is incorporated herein by reference to PEA No. 5.

           (ii) Exhibit A to Administration and Accounting Services Agreement between the Registrant and PFPC Inc. incorporating the AFBA 5Star Equity Fund's name change to the AFBA 5Star Large Cap Fund is incorporated herein by reference to PEA No. 14.

(i) Opinion and Consent of Counsel dated February 13, 2004 is incorporated herein by reference to PEA No. 17.

(j) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)               Not Applicable.

(l)               Not Applicable.

(m)   (1)         Rule 12b-1 Distribution Plan for Class B shares is
                  incorporated herein by reference to PEA No. 14.

      (2) Rule 12b-1 Distribution Plan for Class C shares is incorporated herein by reference to PEA No. 14.

      (3) Amended Shareholder Service Plan for Class A, Class B, Class C and Class R pursuant to Rule 12b-1 is incorporated herewith by reference to PEA No. 16.

      (4) Rule 12b-1 Distribution Plan for Class R shares is incorporated herein by reference to PEA No. 16.

(n)   (1)         Amended Rule 18f-3 Plan is incorporated herein by reference to PEA No. 16.

(p)   (1)         Joint Code of Ethics of the Registrant and the investment
                  manager is incorporated herein by reference to PEA No. 12.

      (2) Code of Ethics of the sub-adviser for each Fund, Kornitzer Capital Management, Inc. is filed herein.

(q)   (1)         Powers of Attorney are incorporated herein by reference to
                  PEA No. 19.


ITEM 24.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
                  REGISTRANT.

                  None.

ITEM 25.          INDEMNIFICATION.

Under the terms of the Maryland General Corporation Law and the Registrant's Articles of Incorporation and By-Laws, the Registrant shall indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such person is proper under the circumstances. Such determination shall be made:

      (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

      (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

----------------------------------------- -------------------------------------- ------------------------------------------------
   NAME AND POSITION WITH AFBA 5STAR
     INVESTMENT MANAGEMENT COMPANY                    OTHER COMPANY                        POSITION WITH OTHER COMPANY
----------------------------------------- -------------------------------------- ------------------------------------------------
Ralph E. Eberhart, Chairman and Director   Armed Forces Benefit Association       President and Chief Executive Officer
                                                                                  Chairman and Director
                                           AFBA 5Star Life Insurance Company,
                                           AFBA 5Star Fund, Inc., AFBA 5Star
                                           Bank                                   Chairman and Director

                                           AFBA 5Star Financial, LLC              Manager
----------------------------------------- -------------------------------------- ------------------------------------------------
Clifford H. Rees, Jr., Director           Air  Conditioning  and  Refrigeration   President
                                          Institute (1997-2001 - retired
                                          1/2002)
----------------------------------------- -------------------------------------- ------------------------------------------------
George C. Lynch, Director                 Central Services (1997-2001   -         Director
                                          retired 1/2002)
----------------------------------------- -------------------------------------- ------------------------------------------------
John A. Johnson, President and Director   5Star   Financial   LLC,  AFBA  5Star  President, Chief Executive Officer, and
                                          Fund, Inc.                             Director

                                          AFBA Five Star Securities Company      President, Chief Executive Officer, and
                                                                                 Director
----------------------------------------- -------------------------------------- ------------------------------------------------
Kimberley E. Wooding, Executive Vice      5Star Life Insurance Company           Executive Vice President, Chief  Financial
President - Finance & Compliance,  Chief                                         Officer and Director
Financial Officer
                                          AFBA 5Star Fund, Inc.                  Treasurer and Chief Financial Officer

                                          AFBA Five Star Securities Company      Financial/Operations Principal and Chief
                                                                                 Financial Officer
----------------------------------------- -------------------------------------- ------------------------------------------------
Andrew J. Welle, Vice President           AFBA 5Star Fund, Inc.                  Senior Vice President and Secretary

                                          AFBA Five Star Securities Company      Vice President
----------------------------------------- -------------------------------------- ------------------------------------------------
Lorraine J. Lennon, Compliance Officer    5Star Life Insurance Company           Vice President and Compliance
Vice President of Compliance                                                     Officer Vice President of Compliance

                                          AFBA 5Star Fund, Inc.                  Vice President Compliance

                                          AFBA Five Star Securities Company      General Principal and Compliance Officer
----------------------------------------- -------------------------------------- ------------------------------------------------
Jeffrey C. Sandefur, Sr. Vice President   AFBA, 5Star Financial LLC, 5Star       Sr. Vice President and Secretary
and Secretary                             Life Insurance Company

                                          AFBA 5Star Fund, Inc.                  Assistant Secretary
----------------------------------------- -------------------------------------- ------------------------------------------------
Marshal L.Cole, Director and General      AFBA, 5Star Financial LLC, 5Star       General Counsel and Director
Counsel                                   Life Insurance Company, 5Star Bank

                                          AFBA Five Star Securities Company      Director
----------------------------------------- -------------------------------------- ------------------------------------------------
Maureen  B. Scanlon, Vice President       AFBA 5Star Fund, Inc.                  Vice President Finance and Controller
Finance and Controller
                                          5Star Life Insurance Company           Vice President Finance and Controller
----------------------------------------- -------------------------------------- ------------------------------------------------
John R. Moorman, Distribution Manager     None                                   None
----------------------------------------- -------------------------------------- ------------------------------------------------

----------------------------------------- -------------------------------------- --------------------------------------
    NAME AND POSITION WITH KORNITZER                  OTHER COMPANY                   POSITION WITH OTHER COMPANY
           CAPITAL MANAGEMENT
----------------------------------------- -------------------------------------- --------------------------------------
John C. Kornitzer, President and Chief    AFBA 5Star Fund, Inc.                  Director
Investment Officer
----------------------------------------- -------------------------------------- --------------------------------------
Kent Gasaway, Sr. Vice President          None                                   N/A
----------------------------------------- -------------------------------------- --------------------------------------
Robert Male, Sr. Vice President           None                                   N/A
----------------------------------------- -------------------------------------- --------------------------------------
Grant P. Sarris, Sr. Vice President       None                                   N/A
----------------------------------------- -------------------------------------- --------------------------------------


The principal business of AFBA 5Star Investment Management Company and Kornitzer Capital Management, Inc. is the provision of investment management services to individuals and businesses.

Item 27.  Principal Underwriter

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following other investment companies as of
         May 1, 2005:

                           AB Funds Trust
                           Atlantic Whitehall Funds Trust
                           ASA Hedged Equity Fund LLC
                           ASA Debt Arbitrage Fund LLC
                           ASA Market Neutral Equity Fund LLC
                           ASA Managed Futures Fund LLC
                           Highland Floating Rate Fund
                           Highland Floating Rate Advantage Fund
                           Forward Funds, Inc
                           Harris Insight Funds Trust
                           Hillview Investment Trust II
                           Kalmar Pooled Investment Trust
                           Matthews Asian Funds
                           Metropolitan West Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Van Wagoner Funds
                           Wilshire Mutual Funds, Inc.
                           Wilshire Variable Insurance Trust
                           WPG Large Cap Growth Fund
                           WPG Tudor Fund


     Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  BlackRock Provident Institutional Funds
                  BlackRock Funds
                  International Dollar Reserve Fund I, Ltd.
                  BlackRock Bond Allocation Target Shares

     Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds
                           Northern Institutional Funds

     Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

       PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

         (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

         Brian Burns                        -        Chairman, Chief Executive Officer, Director and President
         Michael Denofrio                   -        Director
         Nick Marsini                       -        Director
         Rita G. Adler                      -        Chief Compliance Officer
         Christine A. Ritch                 -        Chief Legal Officer, Assistant Secretary and Assistant Clerk
         Steven B Sunnerberg                -        Secretary and Clerk
         Rita G. Adler                      -        Anti-Money Laundering Officer
         Julie Bartos                       -        Assistant Secretary and Assistant Clerk
         Bradley A. Stearns                 -        Assistant Secretary and Assistant Clerk
         Kristen Nolan                      -        Assistant Secretary and Assistant Clerk,
         Craig Stokarski                    -        Treasurer and Financial & Operations Principal
         Douglas D. Castagna                -        Controller and Assistant Treasurer
         Bruno Di Stefano                   -        Vice President
         Susan K. Moscaritolo               -        Vice President

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of PFPC Inc., at 760 Moore Road, King of Prussia, PA 19406.

ITEM 29. MANAGEMENT SERVICES.

There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Registrant undertakes that, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Alexandria, and Commonwealth of Virginia on the 29th day of July, 2005.



                                                AFBA 5STAR FUND, INC.

                                                /s/ John A. Johnson
                                                ---------------------------
                                                John A. Johnson
                                                President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature                                                         Title                             Date
---------                                                         -----                             ----

/s/ Ralph E. Eberhart                                     Chairman and Director                 July 29, 2005
------------------------------------------------
Ralph E. Eberhart

/s/ John A. Johnson                                       President and Director                July 29, 2005
------------------------------------------------
John A. Johnson

 /s/ John S. Fairfield                                           Director                       July 29, 2005
------------------------------------------------
John S. Fairfield*

/s/ Monroe W. Hatch, Jr.                                         Director                       July 29, 2005
------------------------------------------------
Monroe W. Hatch, Jr.*

/s/ John C. Kornitzer                                            Director                       July 29, 2005
------------------------------------------------
John C. Kornitzer*

/s/ Henry J. Sechler                                             Director                       July 29, 2005
------------------------------------------------
Henry J. Sechler*

/s/ Louis C. Wagner, Jr.                                         Director                       July 29, 2005
------------------------------------------------
Louis C. Wagner, Jr.*


/s/ Kimberly E. Wooding
------------------------------------------------   Principal Accounting Officer, Chief          July 29, 2005
Kimberley E. Wooding                                 Financial Officer and Treasurer

*By: /s/ Kimberly E. Wooding
------------------------------------------------    Attorney-in-Fact (Pursuant to
Kimberly E. Wooding                                       Power of Attorney)                    July 29, 2005



                                  EXHIBIT INDEX



ITEM             EXHIBIT
----             -------

(a)(10) Articles of Amendment to change the name of the AFBA 5Star Large Cap Fund as filed with the State of Maryland on November 14, 2003

(d)(1)(iii)     Expense Limitation Agreement

(j)             Consent of Independent Registered Public Accounting Firm

(p)(2) Code of Ethics of the sub-adviser for each Fund, Kornitzer Capital Management Inc.